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                             TOYOTA LEASING, INC.


                                      AND


                        U.S. BANK NATIONAL ASSOCIATION,
                       AS 1998-C SECURITIZATION TRUSTEE


                        TOYOTA AUTO LEASE TRUST 1998-C
                     AUTO LEASE ASSET-BACKED CERTIFICATES



                     1998-C SECURITIZATION TRUST AGREEMENT



                         Dated as of December 1, 1998



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

                               TABLE OF CONTENTS


                                                                                  PAGE
ARTICLE I   DEFINITIONS..............................................................2

     1.01   Definitions..............................................................2

     1.02   Article and Section References...........................................2

ARTICLE II  CREATION OF TRUST; ESTABLISHMENT OF
            SUBI SECURITIES ACCOUNT..................................................3

     2.01   Creation of Trust; Establishment of SUBI Securities Account..............3

     2.02   Conveyance of 1998-C SUBI Certificate....................................3

     2.03   Acceptance by 1998-C Securitization Trustee..............................4

     2.04   Transfer of Collections..................................................4

ARTICLE III ALLOCATIONS, APPLICATIONS AND PAYMENTS;
            THE RESERVE FUND; STATEMENTS TO CERTIFICATEHOLDERS.......................5

     3.01   Allocations, Applications and Payments...................................5

     3.02   1998-C SUBI Certificateholders' Account; The Reserve Fund...............21

     3.03   Statements to Certificateholders........................................27

ARTICLE IV  THE CERTIFICATES........................................................29

     4.01   The Certificates........................................................29

     4.02   Authentication and Delivery of Certificates.............................30

     4.03   Registration of Transfer and Exchange of Certificates...................30

     4.04   Mutilated, Destroyed, Lost or Stolen Certificates.......................35

     4.05   Persons Deemed Owners...................................................35

     4.06   Access to List of Certificateholders' Names and Addresses...............35

     4.07   Maintenance of Office or Agency.........................................36

     4.08   Temporary Certificates..................................................36

     4.09   Book-Entry Certificates.................................................36

     4.10   Notices.................................................................37

     4.11   Definitive Certificates.................................................38

     4.12   Tax Treatment...........................................................39

     4.13   ERISA Matters...........................................................39

ARTICLE V   THE TRANSFEROR..........................................................40


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                                                                                  PAGE

     5.01   Representations of Transferor...........................................40

     5.02   Liability of Transferor: Indemnities....................................41

     5.03   Merger or Consolidation of, or Assumption of the Obligations of,
            Transferor; Certain Limitations.........................................42

     5.04   Limitation on Liability of Transferor and Others........................44

     5.05   Transferor May Own Investor Certificates................................44

     5.06   No Transfer.............................................................44

     5.07   Tax Matters Partner.....................................................44

     5.08   Maturity Advances.......................................................45

ARTICLE VI  THE 1998-C SECURITIZATION TRUSTEE.......................................45

     6.01   Duties of the 1998-C Securitization Trustee.............................45

     6.02   Certain Matters Affecting the 1998-C Securitization Trustee.............46

     6.03   1998-C Securitization Trustee Not Liable for Certificates or Contracts..48

     6.04   1998-C Securitization Trustee May Own Certificates......................48

     6.05   1998-C Securitization Trustee's Fees and Expenses.......................49

     6.06   Eligibility Requirements for 1998-C Securitization Trustee..............49

     6.07   Resignation or Removal of 1998-C Securitization Trustee.................49

     6.08   Successor 1998-C Securitization Trustee.................................50

     6.09   Merger or Consolidation of 1998-C Securitization Trustee................50

     6.10   Appointment of Co-Trustee or Separate Trustee...........................51

     6.11   Representations and Warranties of 1998-C Securitization Trustee.........52

     6.12   Tax Returns.............................................................53

     6.13   1998-C Securitization Trustee May Enforce Claims Without Possession of
            Certificates............................................................53

     6.14   Suit for Enforcement....................................................53

     6.15   Rights of Certificateholders to Direct 1998-C Securitization Trustee....53

     6.16   No Petition.............................................................54

     6.17   Negative Pledge.........................................................54

ARTICLE VII TERMINATION.............................................................54

     7.01   Termination of the 1998-C Securitization Trust..........................54

     7.02   Optional Purchase of 1998-C SUBI........................................56


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                                                                                  PAGE

ARTICLE VIII ACCUMULATION EVENTS AND SWAP TERMINATION...............................56

     8.01    Accumulation Events....................................................56

     8.02    Swap Termination, Events of Default and Termination Events.............57

ARTICLE IX   MISCELLANEOUS PROVISIONS...............................................58

     9.01    Amendment..............................................................58

     9.02    Protection of Title to Trust...........................................60

     9.03    Limitation on Rights of Certificateholders.............................61

     9.04    Governing Law..........................................................61

     9.05    Notices to Parties.....................................................62

     9.06    Severability of Provisions: Counterparts...............................62

     9.07    Assignment.............................................................62

     9.08    Certificates Nonassessable and Fully Paid..............................62

     9.09    Inventory Advances.....................................................63

ARTICLE X    AGENT FOR SERVICE......................................................63

     10.01   Agent for Service of Transferor........................................63

     10.02   Agent of Trustee.......................................................63


                                       iii

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                                                                                  PAGE

     EXHIBITS:

     Exhibit A-1  Form of Class A-1 Certificate..................................A-1-1
     Exhibit A-2  Form of Class A-2 Certificate..................................A-2-1
     Exhibit A-3  Form of Class A-3 Certificate..................................A-3-1
     Exhibit B-1  Form of Adjustable Rate Class B Certificate....................B-1-1
     Exhibit B-2  Form of Fixed Rate Class B Certificate.........................B-2-1
     Exhibit C    Form of Transferor Certificate...................................C-1
     Exhibit D    Form of Rule 144A Transferee Certificate.........................D-1
     Exhibit E    Form of Non-Rule 144A Transferee Certificate.....................E-1



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                     1998-C SECURITIZATION TRUST AGREEMENT

     This 1998-C SECURITIZATION TRUST AGREEMENT, dated as of December 1, 1998, is made with respect to the formation of the TOYOTA AUTO LEASE TRUST 1998-C (the "1998-C Securitization Trust"), between TOYOTA LEASING, INC. a California corporation ("TLI" or, in its capacity as transferor hereunder, the "Transferor"), U.S. Bank National Association, a national banking association, as trustee (the "1998-C Securitization Trustee").


                                   RECITALS

      A. The Toyota Lease Trust (the "Titling Trust") is governed by the Amended and Restated Trust and Servicing Agreement dated as of October 1, 1996 (the "Titling Trust Agreement") among Toyota Motor Credit Corporation, a California corporation, as grantor, initial beneficiary and servicer ("TMCC" and in its capacity as servicer, the "Servicer"), TMTT, Inc., a Delaware corporation, as trustee (the "Titling Trustee") and, for the limited purposes stated therein, First Bank National Association (now known as U.S. Bank National Association), a national banking association, as trust agent. Pursuant to the Co-Trustee Agreement, Delaware Trust Capital Management, Inc. will act as co-trustee of the Titling Trust. The Titling Trust acquires and holds title to various automobiles and light-duty trucks, related lease contracts and certain other assets in accordance with the terms of the Titling Trust Agreement. Capitalized terms used and not defined in these Recitals have the meanings given in the Annex of Definitions and the Annex of Supplemental Definitions described in Article I.

      B. Concurrently herewith, TMCC, the Titling Trustee and U.S. Bank National Association (formerly known as First Bank National Association) ("U.S. Bank") have entered into the 1998-C SUBI Supplement to the Titling Trust Agreement dated as of December 1, 1998 (the "1998-C SUBI Supplement") pursuant to which the Titling Trust, at the direction of TMCC, will create and issue a special unit of beneficial interest in the Titling Trust (the "1998-C SUBI"), whose beneficiaries generally will be entitled to the net cash flow arising from the related SUBI Portfolio (such SUBI Portfolio, the "1998-C SUBI Portfolio"). The 1998-C SUBI will be evidenced by (i) one certificate (the "1998-C SUBI Certificate") evidencing beneficial interests in the assets of the 1998-C SUBI other than proceeds of the Residual Value Insurance Policies, (whether or not such proceeds are attributable to the 1998-C Leased Vehicles and the 1998-C Contracts) and (ii) one certificate (the "1998-C SUBI Insurance Certificate") evidencing beneficial interests in the assets of the 1998-C SUBI that are proceeds of the Residual Value Insurance Policies attributable to the 1998-C Leased Vehicles and the 1998-C Contracts (which assets are net of claims adjustment expenses). The 1998-C SUBI Certificate and the 1998-C SUBI Insurance Certificate collectively represent a 100% beneficial interest in the 1998-C SUBI.

      C. Concurrently herewith, the Titling Trustee (on behalf of the Titling Trust), and the Servicer and U.S. Bank also have entered into a 1998-C SUBI Servicing Supplement to the


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Titling Trust Agreement dated as of December 1, 1998 (the "1998-C SUBI
Servicing Supplement"), pursuant to which the terms of the Titling Trust Agreement will be supplemented insofar as they apply to the 1998-C SUBI Portfolio, providing for further servicing obligations that will benefit the holders of the 1998-C SUBI Certificate.

      D. Concurrently herewith, TMCC and the Transferor have entered into the 1998-C SUBI Certificate Purchase and Sale Agreement dated as of December 1, 1998 (the "SUBI Certificate Purchase and Sale Agreement"), pursuant to which TMCC is selling to the Transferor, without recourse, all of TMCC's right, title and interest in and to the 1998-C SUBI, the 1998-C SUBI Certificate and the 1998-C SUBI Insurance Certificate, all monies due thereon and the right to realize on any property subject to the 1998-C SUBI, and all proceeds thereof, for the consideration stated therein. The parties hereto acknowledge that the Transferor is not transferring or conveying to the 1998-C Securitization Trust or the 1998-C Securitization Trustee any right to or interest in the 1998-C SUBI Insurance Certificate.

      E. The parties hereto desire that U.S. Bank, as securities intermediary (the "SUBI Securities Intermediary"), establish a securities account (as defined in Section 8-102 of the UCC) in the name of U.S. Bank, as 1998-C Securitization Trustee (the "1998-C SUBI Securities Account") to which the 1998-C SUBI Certificate will be transferred pursuant to this 1998-C Securitization Trust Agreement.

      F. The parties desire to enter into this 1998-C Securitization Trust Agreement to create the 1998-C Securitization Trust and to provide for the issuance by the 1998-C Securitization Trust of the Certificates in exchange for the 1998-C SUBI Certificate in connection with a Securitized Financing by the Transferor.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

1.01  DEFINITIONS.

      For all purposes of this 1998-C Securitization Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires,
(a) capitalized terms used herein and not otherwise defined shall have the meanings attributed to them in the Annex of Definitions attached to the Titling Trust Agreement or the Annex of Supplemental Definitions attached to the 1998-C SUBI Supplement; PROVIDED, HOWEVER, that in the event a term is defined both in the Annex of Definitions and in the Annex of Supplemental Definitions, the definition in the Annex of Supplemental Definitions shall prevail, (b) defined terms include (i) all genders and (ii) the plural as well as the singular, (c) all references to words such as "herein", "hereof" and the like shall refer to this 1998-C Securitization Trust Agreement as a whole and not to any particular article or section within this 1998-C Securitization Trust Agreement, (d) the term "include" and all variations thereon shall mean "include without limitation", and (e) the term "or" shall include "and/or".

1.02  ARTICLE AND SECTION REFERENCES.

      Except as otherwise specified herein, all article and section references shall be to Articles and Sections in this 1998-C Securitization Trust Agreement.


                                  ARTICLE II
          CREATION OF TRUST; ESTABLISHMENT OF SUBI SECURITIES ACCOUNT

2.01  CREATION OF TRUST; ESTABLISHMENT OF SUBI SECURITIES ACCOUNT.

      (a) CREATION OF TRUST. Upon the execution of this 1998-C Securitization Trust Agreement by the parties hereto, there is hereby created the Toyota Auto Lease Trust 1998-C.

      (b)  ESTABLISHMENT OF 1998-C SUBI SECURITIES ACCOUNT.

           (i) Pursuant to a separate agreement dated December 1, 1998, between the 1998-C Securitization Trust and the SUBI Securities Intermediary, a securities account (as such term is defined in Section 8-501(a) of the UCC) (the "1998-C SUBI Securities Account") will be established and maintained with U.S. Bank, in its capacity as SUBI Securities Intermediary, for the benefit of the Toyota Auto Lease Trust 1998-C.

           (ii) The Transferor shall direct the SUBI Securities Intermediary to credit to the 1998-C SUBI Securities Account the interests in the 1998-C SUBI Certificate transferred, assigned, or otherwise conveyed by the Transferor as described in Section 2.02.

2.02  CONVEYANCE OF 1998-C SUBI CERTIFICATE.

      (a) CONVEYANCE TO 1998-C SECURITIZATION TRUSTEE. In consideration of the 1998-C Securitization Trustee's delivery to the Transferor of executed and authenticated Investor Certificates, in authorized denominations in the aggregate equal to the Initial Class A-1 Certificate Balance, Initial Class A-2 Certificate Balance, Initial Class A-3 Certificate Balance and separately, the portions of the Initial Class B Certificate Balance represented by the Adjustable Rate Class B Certificates and the Fixed Rate Class B Certificates, and of the executed and authenticated Transferor Certificate, the Transferor does hereby transfer, assign and otherwise convey to the 1998-C Securitization Trustee, in trust for the benefit of the Certificateholders, to the full extent of the Transferor's interest therein, without recourse (subject to the Transferor's obligations herein):

           (i) all of the right, title and interest of the Transferor in and to the 1998-C SUBI Certificate, the rights in and benefits of the 1998-C SUBI evidenced by the 1998-C SUBI Certificate and all monies due thereon and paid thereon or in respect thereof;

           (ii) the right to realize upon any property that may be deemed to secure the foregoing;

           (iii) all rights accruing to the holder of the 1998-C SUBI Certificate under the Titling Trust Agreement, the 1998-C SUBI Supplement and the 1998-C SUBI Servicing Supplement; and

           (iv) all proceeds of the foregoing; provided that all monies and payments due or payable under any Residual Value Insurance Policies applicable to the 1998-C Leased Vehicles and the 1998-C Contracts and the right to receive such payments and monies, as evidenced by the 1998-C SUBI Insurance Certificate, are retained by the Transferor and are not hereby transferred, assigned or otherwise conveyed to the 1998-C Securitization Trustee nor will they, under any circumstances, be subject to the lien of the 1998-C Securitization Trust or any claim by the 1998-C Securitization Trustee.

      (b) GRANT OF SECURITY INTEREST. The Transferor also does hereby grant to the 1998-C Securitization Trustee a security interest in all of the foregoing (exclusive of the monies and payments referred to in the proviso in Section 2.02(a)(iv)), and the 1998-C Securitization Trustee shall have all the rights, powers and privileges thereto and therein of a secured party under the California UCC.

      (c) TERMINATION. The rights and powers granted herein to the 1998-C Securitization Trustee have been granted in order to perfect its security interests in the assets referred to in Section 2.02(a), are powers coupled with an interest and will neither be affected by the bankruptcy of any other person or entity nor by the lapse of time. The obligations of the SUBI Securities Intermediary hereunder shall continue in effect until the security interests of the 1998-C Securitization Trustee in the 1998-C SUBI Securities Account have been terminated pursuant to the terms of this Securitization Trust Agreement and the 1998-C Securitization Trustee has notified the SUBI Securities Intermediary of such termination in writing. In the event of a termination of this 1998-C Securitization Trust Agreement pursuant to
Section 7.01(a)(i), (ii) or (iii), or upon repurchase of the 1998-C SUBI Certificate pursuant to Section 7.02, the 1998-C Securitization Trustee is hereby authorized to convey all interests in the 1998-C SUBI Certificate and in the 1998-C SUBI evidenced thereby to the Transferor. In the event of a termination of this 1998-C Securitization Trust Agreement pursuant to
Section 7.01(a)(iv), the 1998-C Securitization Trustee is hereby authorized to convey all interests in the 1998-C SUBI Certificate and in the 1998-C SUBI evidenced thereby to the purchaser thereof. The 1998-C Securitization Trustee is hereby authorized and directed to seek a buyer for the 1998-C SUBI Certificate on the occurrence of a Swap Termination in connection with the related liquidation of the 1998-C Securitization Trust pursuant to
Section 8.02. The 1998-C Securitization Trustee shall not be responsible for or have any liability with respect to any losses incurred in connection with any such liquidation, other than as a result of its own negligence or willful misfeasance.

2.03  ACCEPTANCE BY 1998-C SECURITIZATION TRUSTEE.

      The 1998-C Securitization Trustee does hereby accept all consideration conveyed by the Transferor pursuant to Section 2.02 and declares that the 1998-C Securitization Trustee shall hold such consideration in trust as herein set forth for the benefit of the Certificateholders, subject to the terms and provisions of this 1998-C Securitization Trust Agreement.

       In accepting the 1998-C SUBI Certificate, the 1998-C Securitization Trustee does hereby release all claims to the Titling Trust Assets allocated to the SUBI Insurance Certificate, the UTI Sub-Trust or to any Other SUBI Sub-Trust and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the Titling Trust Assets allocated thereto.

2.04   TRANSFER OF COLLECTIONS.

       The parties hereto acknowledge that the Titling Trustee, on behalf of the Titling Trust, has made a complete transfer to the 1998-C Securitization Trustee of the Collections in respect of the 1998-C SUBI Assets contained in all accounts maintained by the Titling Trustee (excluding proceeds of the Residual Value Insurance Policies, as evidenced by the 1998-C SUBI Insurance Certificate, which are the sole property of the Transferor) and, except as provided in this 1998-C SUBI Securitization Trust Agreement, the 1998-C SUBI Supplement and the 1998-C SUBI Servicing Supplement, neither the Titling Trustee nor the Servicer has any right to direct such funds to a third party or to receive such funds (other than to receive such funds pursuant to an investment thereof in Permitted Investments on which such party is the obligor).

                                      ARTICLE III
             ALLOCATIONS, APPLICATIONS AND PAYMENTS; THE RESERVE FUND;
                          STATEMENTS TO CERTIFICATEHOLDERS

3.01   ALLOCATIONS, APPLICATIONS AND PAYMENTS.

       (a) DETERMINATION OF INTEREST RATES; DETERMINATION OF INTEREST PAYMENT AMOUNTS; SERVICER'S CERTIFICATES.

            (i) For the initial Interest Payment Period, the Class A-1 Rate, Class A-2 Rate, Class A-3 Rate and Class B Adjustable Rate shall be determined by straight line interpolation (based on the actual number of days in the initial Interest Payment Period) between three-month LIBOR and LIBOR for U.S. Dollar deposits having maturities of four months, such rate to be calculated by the 1998-C Securitization Trustee two Business Days prior to the Closing Date. For each subsequent Interest Payment Period the 1998-C Securitization Trustee will make the following determinations:

                     (A) On the Interest Determination Date for each Class of Class A Certificates and the Adjustable Rate Class B Certificates, the 1998-C Securitization Trustee will determine three-month LIBOR or, if such Interest Payment Period commences on or after the related Targeted Maturity Date, one-month LIBOR, in each case as at 11:00 a.m. (London time) on the Interest Determination Date in question. Such offered rate will be that which appears on the display designated as Telerate Page 3750 on the Dow Jones Telerate Service (or such other page or service as may replace it for the purpose of displaying London interbank offered rates of major banks for U.S. Dollar deposits).

                     (B) If for any reason the relevant page is unavailable or such offered rate does not appear, the 1998-C Securitization Trustee shall determine the rates at which three-month deposits (or one-month deposits, if applicable) in U.S. Dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time) on the Interest Determination Date to prime banks in the London interbank market commencing on the first day of the relevant Interest Payment Period. The 1998-C Securitization Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided as requested, the 1998-C Securitization Trustee shall determine the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the 1998-C Securitization Trustee shall determine the arithmetic mean of the rates quoted by major banks in New York City, at approximately 11:00 a.m. (New York City time) on the first day of the relevant Interest Payment Period for three-month loans (or one-month loans, if applicable) in U.S. Dollars to leading European banks commencing on that date. The rate so determined by the 1998-C Securitization Trustee will be "three-month LIBOR" (or "one-month LIBOR" as applicable) for such Interest Payment Period.

            (ii) The 1998-C Securitization Trustee shall as soon as practicable after 11:00 a.m. (London time) on each Interest Determination Date determine the Class A-1 Rate, Class A-2 Rate, Class A-3 Rate and Class B Adjustable Rate, the actual number of days in the related Interest Payment Period and the amount of interest that will accrue on each Class of Certificates during the related Interest Payment Period (ignoring for these purposes any possibility of shortfalls or the need to make the calculations described in (iii) and (iv) below).

            (iii) On each relevant Determination Date, the Servicer will determine whether on the related Certificate Payment Date for the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates or the Adjustable Rate Class B Certificates, the aggregate of amounts payable to the Swap Counterparty as described below in Section 3.01(e) will be less than the relevant Class A-1 Swap Interest Amount, Class A-2 Swap Interest Amount, Class A-3 Swap Interest Amount or Class B Swap Interest Amount, as the case may be, and whether any amounts will be available to reimburse any outstanding Class A-1 Swap Interest Shortfall Amount, Class A-2 Swap Interest Shortfall Amount, Class A-3 Swap Interest Shortfall Amount or Class B Swap Interest Shortfall Amount, and shall calculate the Class A-1 Interest Payment Amount, Class A-2 Interest Payment Amount, Class A-3 Interest Payment Amount and the Adjustable Rate Class B Interest Payment Amount for such Certificate Payment Date. The Servicer shall include the Class A-1 Interest Payment Amount, Class A-2 Interest Payment Amount, Class A-3 Interest Payment Amount and Class B Interest Payment Amount in the Servicer's Certificate for each relevant Certificate Payment Date as provided in Section 3.01(a)(iv) below.

            (iv) On each Determination Date, the Servicer shall deliver to the 1998-C Securitization Trustee a Servicer's Certificate which sets forth, among other things, the amount of Interest Collections and Principal Collections allocable to the 1998-C SUBI, the Investor Percentage, the Transferor Percentage, the Certificate Factor for each Class, the amount of Advances (including, separately, any Inventory Advances and Nonrecoverable Advances ), if any, to be made by or reimbursed to the Servicer, any Maturity Advances to be made by or reimbursed to the Transferor, the aggregate amount, if any, to be withdrawn from the Reserve Fund and the Servicing Fee and other servicing compensation payable to the Servicer with respect to the preceding Collection Period and related Monthly Allocation Date. On or prior to each Determination Date, the Servicer shall also determine the Specified Reserve Fund Balance and the amounts to be allocated and applied or paid in respect of the Investor Interest and Transferor Interest and in respect of other amounts to be released from the Trust.

       (b)    SOURCE OF DEPOSITS.

       (i) If, based on the Servicer's Certificate prepared by the Servicer, funds are to be deposited into the 1998-C SUBI Certificateholders' Account, the 1998-C Securitization Trustee shall make such deposit from the following sources, in the following order of priorities:

                (A) from net investment earnings on Permitted Investments made on prior Monthly Allocation Dates of funds in the 1998-C SUBI Certificateholders' Account in respect of the Class A-1 Notional Interest Accrual Amount, the Class A-2 Notional Interest Accrual Amount, the Class A-3 Notional Interest Accrual Amount, the Class B Notional Interest Accrual Amount, the Class B Fixed Rate Interest Accrual Amount, any Class A-1 Interest Carryover Shortfall Amount, Class A-2 Interest Carryover Shortfall Amount, Class A-3 Interest Carryover Shortfall Amount, Adjustable Rate Class B Interest Carryover Shortfall Amount or Fixed Rate Class B Interest Carryover Shortfall Amount; and

                (B) applicable amounts in the 1998-C SUBI Collection Account or the Reserve Fund, as applicable.

       (ii) Provided that (A) the Transferor has not exercised its option to repurchase the 1998-C SUBI and (B) a Swap Termination has not occurred, on each relevant Monthly Allocation Date that is a Certificate Payment Date, all amounts to be paid to Certificateholders, the Transferor or other Persons, shall be made from the 1998-C SUBI Collection Account. On each Monthly Allocation Date, the 1998-C Securitization Trustee will withdraw, to the extent necessary, the amounts specified herein from the 1998-C SUBI Certificateholders' Account and/or the Reserve Fund and deposit such amounts into the 1998-C SUBI Collection Account in order to make the applications and payments indicated herein.

       (c) ALLOCATIONS AND APPLICATIONS IN RESPECT OF INTEREST. The Certificates of each Class will bear interest at the rate specified therein. Interest will be calculated on the basis of: (i) in the case of the Class A-1 Notional Interest Accrual Amount, the Class A-2 Notional Interest Accrual Amount, the Class A-3 Notional Interest Accrual Amount, the Class B Notional Interest Accrual Amount and the Class B Fixed Rate Interest Accrual Amount, a 360-day year consisting of twelve 30-day months, and (ii) in the case of the amount of interest accrued on the Certificates at the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate and the Class B Adjustable Rate, as applicable, and amounts due from the Swap Counterparty under the Swap Agreement, the actual number of days in the related Interest Payment Period and a 360-day year. Provided that the Transferor has not exercised its option to repurchase the 1998-C SUBI pursuant to Section 7.02 herein, and provided that the Trust has not been liquidated, pursuant to Section 7.01 herein, on each Monthly Allocation Date, based solely upon the information set forth in the Servicer's Certificate, the 1998-C Securitization Trustee shall make the following allocations of Available Interest in the following amounts (to the extent sufficient therefor) and in the following order of priority:

            (i) an amount equal to the amount of the Class A-1 Notional Interest Accrual Amount, the Class A-2 Notional Interest Accrual Amount and the Class A-3 Notional Interest Accrual Amount for the related Monthly Interest Period, on a pro rata basis;

            (ii) an amount equal to the amount of any unreimbursed Class A-1 Interest Carryover Shortfall Amount, Class A-2 Interest Carryover Shortfall Amount and Class A-3 Interest Carryover Shortfall Amount, on a pro rata basis.

            (iii) an amount equal to the Class B Notional Interest Accrual Amount and the Class B Fixed Rate Interest Accrual Amount for the related Monthly Interest Period, plus any Adjustable Rate Class B Interest Carryover Shortfall Amount and any Fixed Rate Class B Interest Carryover Shortfall Amount;

            (iv) to the Servicer, an amount equal to the Investor Percentage of (a) the Servicing Fee for the related Collection Period and (b) the aggregate of the Investor Percentage of the accrued but unpaid Servicing Fees in respect of any prior Collection Periods;

            (v) to the Servicer, an amount equal to the Investor Percentage of the Capped Contingent and Excess Liability Premiums that have not yet been reimbursed to the Servicer;

            (vi) to the Titling Trustee (or the Servicer, if such amounts were previously advanced by the Servicer), an amount equal to the Investor Percentage of Capped Titling Trust Administrative Expenses;

            (vii) to the 1998-C Securitization Trustee (or the Servicer, if such amounts were previously advanced by the Servicer), an amount equal to the Investor Percentage of Capped Securitization Trust Administrative Expenses;

            (viii) an amount equal to the sum of (a) the aggregate Loss Amounts allocable to the Adjusted Class A-1 Certificate Balance, the Adjusted Class A-2 Certificate Balance and the Adjusted Class A-3 Certificate Balance on such Monthly Allocation Date plus (b) the aggregate Certificate Principal Loss Amounts allocated to the Adjusted Class A-1 Certificate Balance, the Adjusted Class A-2 Certificate Balance and the Adjusted Class A-3 Certificate Balance on any prior Monthly Allocation Date (on a pro rata basis based on the aggregate amounts of such Loss Amounts and Certificate Principal Loss Amounts previously allocated to each such Class), in each case to the extent not reimbursed on such date through the application of amounts withdrawn from the Reserve Fund or Transferor Amounts and not reimbursed pursuant to this clause (viii) on any prior date;

            (ix) an amount equal to the aggregate amount of Loss Amounts allocable to the Adjusted Class B Certificate Balance on such Monthly Allocation Date and not reimbursed pursuant to this clause or through the application of amounts withdrawn from the Reserve Fund and Transferor Amounts, plus the aggregate amount of Certificate Principal Loss Amounts allocated to the Adjusted Class B Certificate Balance on any prior Monthly Allocation Date and not previously reimbursed pursuant to this clause (ix) (allocable between the Adjustable Rate Class B Certificates and Fixed Rate Class B Certificates on a pro rata basis based on the portions of the Adjusted Class B Certificate Balance allocated thereto);

            (x) for deposit into the Reserve Fund, until the amount on deposit therein equals the Specified Reserve Fund Balance;

            (xi) to the Titling Trustee (or the Servicer, if such amounts were previously advanced by the Servicer), an amount equal to the Investor Percentage of Uncapped Titling Trust Administrative Expenses;

            (xii) to the 1998-C Securitization Trustee (or the Servicer, if such amounts were previously advanced by the Servicer), an amount equal to the Investor Percentage of Uncapped Securitization Trust Administrative Expenses; and

            (xiii)   the balance, if any, shall constitute Excess Amounts.

       In the event that on any Monthly Allocation Date the amount available pursuant to clause (iii) above allocable in respect of the Class B Notional Interest Accrual Amount, the Fixed Rate Class B Interest Accrual Amount and any outstanding Adjustable Rate Class B Interest Carryover Shortfall Amount and Fixed Rate Class B Interest Carryover Shortfall Amount are insufficient therefor, the amounts so available will be allocated as between the Adjustable Rate Class B Certificates and the Fixed Rate Class B Certificates on a pro rata basis, based on such Class B Notional Interest Accrual Amount and Fixed Rate Class B Interest Accrual Amount. Similarly, if on any Monthly Allocation Date amounts are available pursuant to clause (iii) above allocable in reimbursement of some but not all outstanding Adjustable Rate Class B Interest Carryover Shortfall Amounts and Fixed Rate Class B Interest Carryover Shortfall Amounts, such amounts will be allocated (and so applied or paid) on a pro rata basis based on the amounts of such outstanding Interest Carryover Shortfall Amounts.

       (d) SOURCES OF APPLICATIONS AND PAYMENTS. Applications and/or payments of amounts allocated pursuant to the priorities set forth in Section 3.01(c) above will be made from the following sources in the following order of priority:

            (i)      Available Interest, to the extent thereof;

            (ii)     in the case of Section 3.01(c) clauses (i), (ii), (iii),
       (viii) or (ix), amounts withdrawn from the Reserve Fund to the extent of the lesser of (A) the amount on deposit in the Reserve Fund on the related Deposit Date and available therefor and (B) the amount, if any, by which the aggregate of amounts allocable and applicable or payable pursuant to such clauses (i), (ii), (iii), (viii) or (ix) exceeds the amount of Available Interest available to make such allocation and application or payment based on the foregoing priorities; PROVIDED, HOWEVER, that amounts allocated to the Class B Reserve Amount shall be utilized only if there are no other amounts then on deposit in the Reserve Fund and shall be available exclusively for payment of accrued and unpaid interest with respect to the Class B Certificates, and on the Class B Targeted Maturity Date, for reduction of the Adjusted Class B Certificate Balance until the Adjusted Class B Certificate Balance has been reduced to zero; and PROVIDED, FURTHER, that if such Monthly Allocation Date is a relevant Certificate Payment Date that is on or after the Class B Targeted Maturity Date, and if amounts then remaining on deposit in the Reserve Fund (including the Class B Reserve Amount) are sufficient to (i) fund any amounts payable to the 1998-C Securitization Trustee, the Titling Trustee and the Servicer; (ii) pay accrued and unpaid interest on each Class of Investor Certificates; and (iii) reduce the Adjusted Certificate Balance of each Class of Investor Certificates then outstanding to zero, such amounts will be so applied; and

            (iii) in the case of Section 3.01(c) clauses (i) through (ix) and, to the extent set forth in Sections 3.01(i)(i)(B) and 3.01(i)(i)(C), Transferor Amounts.

       (e)    INTEREST PAYMENTS TO CLASS A CERTIFICATEHOLDERS.

            (i) Subject to Sections 3.01(i), (k) and (l), on each relevant Certificate Payment Date the 1998-C Securitization Trustee shall make payments to the Swap Counterparty of (A) amounts allocated pursuant to clauses (i) and (ii) of Section 3.01(c) above (whether from amounts held in the 1998-C SUBI Collection Account or 1998-C SUBI Certificateholders' Account) for the Monthly Interest Periods relating to such Certificate Payment Date, and (B) the net investment income earned on Permitted Investments with respect to funds deposited into the 1998-C Certificateholders' Account on prior Monthly Allocation Dates in respect of the Adjusted Class A-1 Certificate Balance, Adjusted Class A-2 Certificate Balance or Adjusted Class A-3 Certificate Balance, as the case may be, in each case to the extent of amounts available therefor.

            (ii) In exchange for amounts so paid to the Swap Counterparty pursuant to the Swap Agreement, the Swap Counterparty shall pay to the 1998-C Securitization Trustee for deposit into the 1998-C SUBI Collection Account the amount owed by the Swap Counterparty to the 1998-C Securitization Trust under the Swap Agreement for the benefit of the Class A-1 Certificateholders, the Class A-2 Certificateholders and/or the Class A-3 Certificateholders, as the case may be. Upon receipt of such payments from the Swap Counterparty, the 1998-C Securitization Trustee shall pay the Class A-1 Interest Payment Amount, Class A-2 Interest Payment Amount and Class A-3 Interest Payment Amount, to the Class A-1 Certificateholders, Class A-2 Certificateholders and Class A-3 Certificateholders, respectively. Subject to Sections 3.01(i), (k) and
       (l), in connection with
       a Swap Termination or any exercise by the Transferor of its option to repurchase the 1998-C SUBI Certificate pursuant to Section 7.02, on the Monthly Allocation Date following the receipt by the 1998-C Securitization Trustee of the proceeds of such liquidation or sale to the Transferor, payments of interest will be made to the Class A-1 Certificateholders, Class A-2 Certificateholders and Class A-3 Certificateholders, respectively, from such proceeds, to the extent available therefor pursuant to Section 3.01(o). If the aggregate of the amount paid by the 1998-C Securitization Trust to the Swap Counterparty on any Certificate Payment Date pursuant to Section 3.01(e)(1) is less than the Class A-1 Swap Interest Amount, the Class
       A-2 Swap Interest Amount or the Class A-3 Swap Interest Amount then under the Swap Agreement, the corresponding payment due from the Swap Counterparty in exchange therefor shall be reduced in the same proportion as the proportion that any such Swap Interest Shortfall
       Amount represents of such Class A-1 Swap Interest Amount, Class A-2
       Swap Interest Amount or Class A-3 Swap Interest Amount, as applicable.
        If, on a subsequent Certificate Payment Date the aggregate of the amount paid by the 1998-C Securitization Trust to the Swap
       Counterparty pursuant to Section 3.01(e) is sufficient to reimburse all or any part of any unreimbursed Class A-1 Swap Interest Shortfall Amount, Class A-2 Swap Interest Shortfall Amount or Class A-3 Swap Interest Shortfall Amount, then under the Swap Agreement, the corresponding payment due from the Swap Counterparty in exchange therefor shall be increased proportionately in the same proportion as such reimbursement represents of the current Class A-1 Swap Interest Amount, Class A-2 Swap Interest Amount or Class A-3 Swap Interest
       Amount, as applicable. The amount paid by the Swap Counterparty, adjusted as permitted above, shall be equal to the Class A-1 Interest Payment Amount, the Class A-2 Interest Payment Amount and the Class
       A-3 Interest Payment Amount.

       (f)    INTEREST PAYMENTS TO CLASS B CERTIFICATEHOLDERS.

            (i) Subject to Sections 3.01(i), (k) and (l), on each relevant Certificate Payment Date, the 1998-C Securitization Trustee shall make payments to (A) the Holders of the Fixed Rate Class B Certificates of (1) amounts allocated to the Fixed Rate Class B Certificates pursuant to clause (iii) of Section 3.01(c) above (whether from amounts held in the 1998-C SUBI Collection Account or 1998-C SUBI Certificateholders' Account) for the Monthly Interest Periods relating to such Certificate Payment Date, and (2) the net investment income earned on Permitted Investments with respect to funds deposited into the 1998-C Certificateholders' Account on prior Monthly Allocation Dates in respect of the portion of the Adjusted Class B Certificate Balance represented by the Fixed Rate Class B Certificates, and (B) to the Swap Counterparty of
       (1) amounts allocated to the Adjustable Rate Class B Certificates pursuant to clause (iii) of Section 3.01(c) above (whether from amounts held in the 1998-C SUBI Collection Account or 1998-C SUBI Certificateholders' Account) for the Monthly Interest Periods relating to such Certificate Payment Date and (2) the net investment income earned on Permitted Investments with respect to funds deposited into the 1998-C Certificateholders' Account on prior Monthly Allocation Dates in respect of the portion of the Adjusted Class B Certificate Balance represented by the Adjustable Rate Class B Certificates in each case to the extent of amounts available therefor.

            (ii) In exchange for amounts so paid to the Swap Counterparty pursuant to the Swap Agreement, the Swap Counterparty shall pay to the 1998-C Securitization Trustee for deposit into the 1998-C SUBI Collection Account the amount owed by the Swap Counterparty under the Swap Agreement for the benefit of the Adjustable Rate Class B Certificateholders. Upon receipt of such payments from the Swap Counterparty, the 1998-C Securitization Trustee shall pay the Class B Interest Payment Amount to the Adjustable Rate Class B Certificateholders. Subject to
       Sections 3.01(i), (k) and (l), in connection with a Swap Termination or any exercise by the Transferor of its option to repurchase the 1998-C SUBI Certificate pursuant to Section 7.02, on the Monthly Allocation Date following the receipt by the 1998-C Securitization Trustee of the proceeds of such liquidation or sale to the Transferor, payments of interest will be made to the Class B Certificateholders from such proceeds, to the extent available therefor pursuant to Section 3.01(o). If the aggregate of the amount paid by the 1998-C Securitization Trust to the Swap Counterparty on any Certificate Payment Date pursuant to Section 3.01(f)(i)(B) is less than the Class B Swap Interest Amount, then under the Swap Agreement, the corresponding payment due from the Swap Counterparty in exchange therefor shall be reduced in the same proportion as the proportion that any such Class B Swap Interest Shortfall Amount represents of such Class B Swap Interest Amount. If, on a subsequent Certificate Payment Date the aggregate of the amount paid by the 1998-C Securitization Trust to the Swap Counterparty pursuant to Section 3.01(f)(i)(B) is sufficient to reimburse all or any part of any unreimbursed Class B Swap Interest Shortfall Amount, then under the Swap Agreement, the corresponding payment due from the Swap Counterparty in exchange therefor shall be increased proportionately in the same proportion as such reimbursement represents of the current Class B Swap Interest Amount. The amount paid by the Swap Counterparty as provided above shall be equal to the Class B Interest Payment Amount.

       (g) PAYMENTS TO SERVICER, SECURITIZATION TRUSTEE AND TITLING TRUSTEE. On each Monthly Allocation Date, the 1998-C Securitization Trustee shall pay to the Servicer the amounts allocated pursuant to clauses (iv) and (v) of Section 3.01(c) above. On each Monthly Allocation Date, the 1998-C Securitization Trustee shall pay to the Titling Trustee the amounts allocated pursuant to clauses (vi) and (xi) of Section 3.01(c) above, except that if the Servicer previously has made Advances in respect of such amounts, such payment will instead be made to the Servicer up to the amount of such Advances not previously reimbursed. On each Monthly Allocation Date, the 1998-C Securitization Trustee will be entitled to withdraw from the 1998-C SUBI Collection Account for its own benefit and use, the amounts allocated pursuant to clauses (vii) and (xii) of
Section 3.01(c) above, except that if the Servicer previously has made Advances in respect of such amounts, the 1998-C Securitization Trustee shall instead pay such amounts to the Servicer up to the amount of such Advances not previously reimbursed.

       Notwithstanding the foregoing, in accordance with the provisions of
Section 7.01(c) of the Titling Trust Agreement and Section 4.02(a) of the 1998-C SUBI Servicing Supplement, for so long as TMCC is the Servicer and each Monthly Remittance Condition is satisfied, the Servicer will be entitled to make deposits of Collections into the 1998-C SUBI Collection Account net of amounts payable or reimbursable to the Servicer as compensation amounts, in respect of Advances or otherwise (including in respect of amounts advanced by the Servicer in respect of amounts otherwise payable to the 1998-C Securitization Trustee or to the Titling Trustee or Trust Agent), and net of amounts payable or reimbursable (and actually so paid or reimbursed directly by the Servicer) in respect of the Titling Trust. To the extent the Servicer makes deposits net of any such amounts, the Servicer will cause each relevant Servicer's Certificate to correctly and accurately account for such amounts in providing all information with respect to allocations, applications and payments to be made pursuant to Section 3.01 of the 1998-C Securitization Trust Agreement on the same basis as though such amounts were in fact deposited into the 1998-C SUBI Collection Account. Moreover, the Servicer will, in each relevant Servicer's Certificate, instruct the 1998-C Securitization Trustee not to make any distribution to the Servicer, 1998-C Securitization Trustee or Titling Trustee to the extent that the Servicer has made any deposit net of a corresponding amount. The 1998-C Securitization Trustee will have no obligation with respect to or liability for following any such instruction by the Servicer.

       (h)    DEPOSITS INTO AND RELEASES FROM THE RESERVE FUND.

            (i) On each Monthly Allocation Date, the 1998-C Securitization Trustee shall withdraw from the 1998-C SUBI Collection Account and deposit into the Reserve Fund the amount allocated pursuant to clause (x) of Section 3.01(c) above.

            (ii) On each Monthly Allocation Date, the 1998-C Securitization Trustee shall distribute to the Transferor, to the extent thereof, (A) any net investment income from investment of funds in the Reserve Fund and (B) any amounts in excess of the Specified Reserve Fund Balance on such date; provided that no such release will be made if Transferor Amounts are being held in the Reserve Fund because the Servicer is required to deliver certifications concerning ERISA matters as set forth in Section 3.01(i) below.

       (i) PAYMENTS TO TRANSFEROR; TRANSFEROR AMOUNTS. (i) On each Monthly Allocation Date, the 1998-C Securitization Trustee shall make the following payments in respect of the Transferor Interest in the following order of priority:

              (A) to the Transferor, from and in reduction of the amounts of Principal Collections otherwise to be deposited into the 1998-C SUBI Collection Account or 1998-C SUBI Certificateholders' Account, an amount equal to the aggregate amount of any unreimbursed Maturity Advances, as specified in the related Servicer's Certificate (notwithstanding anything herein to the contrary, such payment is to be made prior to any other application or payment of amounts described in Section 3.01(e), Section 3.01(f) or Section 3.01(l));

              (B) to the Transferor, an amount as Transferor Amounts equal to the Transferor Percentage of Collections, to the extent any portion of such amount is not required to be applied to cover certain shortfalls as described in this Section, or in Sections 3.01(d), 3.01(l) or 3.01(n) below;

              (C)    to the Transferor, Excess Amounts, payable as follows:

                     (1) if such Monthly Allocation Date relates to a Collection Period the last day of which is during the Revolving Period, the amount allocated as Excess Amounts pursuant to clause (xiii) of Section 3.01(c); PROVIDED, HOWEVER, that in the event TMCC is and continues to be required to deliver the certifications concerning ERISA matters specified in Section 5.03(b) of the 1998-C SUBI Servicing Supplement, any such Excess Amounts that would be released to the Transferor as described above shall instead be deposited into the Reserve Fund, whether or not the then applicable Specified Reserve Fund Balance has been met; and

                     (2) if such Monthly Allocation Date relates to a Collection Period the last day of which is after the Revolving Period, the balance of any such Excess Amounts after the 1998-C Securitization Trustee has first deposited such amounts, up to but not exceeding the Accelerated Principal Distribution Amount, into the 1998-C SUBI Certificateholders' Account or SUBI Collection Account (if such Monthly Allocation Date is a relevant Certificate Payment Date); PROVIDED, HOWEVER, that in the event TMCC is and continues to be required to deliver the certifications concerning ERISA matters specified in Section 5.03(b) of the 1998-C SUBI Servicing Supplement, any such Excess Amounts that would be released to the Transferor as described above shall instead be deposited into the Reserve Fund, whether or not the then applicable Specified Reserve Fund Balance has been met.

            (ii) Notwithstanding the foregoing, on each Monthly Allocation Date for which there is a Required Amount, after giving effect to all allocations, applications and payments required to be made and all required deposits to or withdrawals from the Reserve Fund on such Monthly Allocation Date, amounts that otherwise would be payable to the Transferor in respect of Transferor Amounts will be deposited in the Reserve Fund until the amount on deposit therein equals the Specified Reserve Fund Balance with the following amounts to be paid to the Transferor by the 1998-C Securitization Trustee from the remainder of such amounts as follows:

            (A) if such Monthly Allocation Date relates to a Collection Period the last day of which is during the Revolving Period, Transferor Amounts relating to the Transferor Percentage of Interest Collections; and

            (B) if such Monthly Allocation Date relates to a Collection Period the last day of which is after the Revolving Period, (I) the Transferor Amounts relating to the Transferor Percentage of Interest Collections and (II) if and to the extent that the Transferor Interest will be equal to or greater than zero, after all required allocations, applications and payments have been made on such Monthly Allocation Date, the remaining Transferor Amounts relating to the Transferor Percentage of Principal Collections.

            (C) Any amounts that would otherwise be payable to the Transferor pursuant to the preceding paragraph, but not paid to the Transferor because the Transferor

       Interest would be less than or equal to zero, shall instead be held in the 1998-C SUBI Collection Account until:

                     (1) applied to cover the Class A-1 Notional Interest Accrual Amount, the Class A-2 Notional Interest Accrual Amount, the Class A-3 Notional Interest Accrual Amount, any Class A-1 Interest Carryover Shortfall Amount, Class A-2 Interest Carryover Shortfall Amount, Class A-3 Interest Carryover Shortfall Amount, the Class B Notional Interest Accrual Amount, any Adjustable Rate Class B Interest Carryover Shortfall Amount, the Class B Fixed Rate Interest Accrual Amount, any Fixed Rate Class B Interest Carryover Shortfall Amount or any Loss Amounts or Certificate Principal Loss Amounts allocable to the Adjusted Class A-1 Certificate Balance, the Adjusted Class A-2 Certificate Balance, the Adjusted Class A-3 Certificate Balance or the Adjusted Class B Certificate Balance;

                     (2) applied in reduction of the Adjusted Class A-1 Certificate Balance, Adjusted Class A-2 Certificate Balance, Adjusted Class A-3 Certificate Balance and the Adjusted Class B Certificate Balance until each such Certificate Balance has been reduced to zero;

                     (3)    the Transferor Interest again exceeds zero.

            (iii) Amounts properly received by the Transferor pursuant to this Section 3.01 shall be free of any claim of the 1998-C Securitization Trust, the 1998-C Securitization Trustee or the Investor Certificateholders and shall not be available to the 1998-C Securitization Trustee or the 1998-C Securitization Trust for the purpose of making deposits to the Reserve Fund or making payments to the Investor Certificateholders, nor shall the Transferor be required to refund any amount properly received by it.

       (j)    INVESTMENT OF AVAILABLE AMOUNTS.  Amounts allocated pursuant to
Section 3.01(c) to be applied or paid to the Class A Certificates and the Class B Certificates pursuant to Sections 3.01(e), (f) and (l) and not paid on any Monthly Allocation Date will be deposited into the 1998-C Certificateholders' Account on such date and invested in Permitted Investments as follows:

            (i) during the Revolving Period, amounts allocated and applied pursuant to clauses (i), (ii) and (iii) of Section 3.01(c) above will be invested in Permitted Investments maturing on or prior to the succeeding relevant Certificate Payment Date and bearing interest at the related Required Rates;

            (ii) following the termination of the Revolving Period (and prior to the occurrence of any Swap Termination) on any Monthly Allocation Date that is not a Certificate Payment Date, both Available Interest allocated and applied pursuant to clauses (i), (ii), (iii),
       (viii) and (ix) of Section 3.01(c) above and all other amounts allocable and applicable in respect of the Adjusted Class A-1 Certificate Balance, the Adjusted Class A-2 Certificate Balance, Adjusted Class A-3 Certificate Balance and the Adjusted Class B Certificate Balance (including reimbursement of Loss Amounts or Certificate Principal Loss Amounts) will be invested in Permitted Investments maturing on or prior to the succeeding relevant Certificate Payment Date, and bearing interest at the related Required Rates.

       (k) INVESTMENT IN SUBSEQUENT CONTRACTS AND SUBSEQUENT LEASED VEHICLES. Notwithstanding anything in this Agreement to the contrary, on any Monthly Allocation Date related to a Collection Period the last day of which is during the Revolving Period:

            (i) The amounts to be applied or paid pursuant to the priorities set forth in clauses (viii) and (ix) of Section 3.01(c) above that are allocated to reimburse Loss Amounts or Certificate Principal Loss Amounts (whether from Available Interest, amounts withdrawn from the Reserve Fund or Transferor Amounts) and amounts allocated for deposit into the 1998-C Certificateholders' Account from Principal Collections pursuant to Section 3.01(l)(ii) below shall not be deposited in the 1998-C SUBI Certificateholders' Account, but shall be treated as and be deemed to be Principal Collections that are part of the Investor Percentage of Principal Collections for purposes of Section 3.02 of the 1998-C SUBI Servicing Supplement and this Section 3.01 and available for reinvestment in Subsequent Contracts and Subsequent Leased Vehicles; and

            (ii) Transferor Amounts relating to the Transferor Percentage of Principal Collections (other than such amounts allocated to cover shortfalls as described above under Sections 3.01(d) and 3.01(i) above) shall be available for reinvestment in Subsequent Contracts and Subsequent Leased Vehicles; provided, however, that on any Monthly Allocation Date related to a Collection Period the last day of which is after the Revolving Period, such amounts will constitute Transferor Amounts and shall be applied and paid as described in Section 3.01(i) above.

       (l) ALLOCATIONS IN RESPECT OF ADVANCES; APPLICATIONS AND PAYMENTS OF PRINCIPAL.

       (i) On each Monthly Allocation Date, based on the related Servicer's Certificate, the 1998-C Securitization Trustee shall apply the Investor Percentage of Principal Collections plus any Accelerated Principal Distribution Amount (A) in reimbursement to the Transferor for unreimbursed Maturity Advances and (B) for deposit into the 1998-C SUBI Certificateholders' Account in respect of the Adjusted Class A-1 Certificate Balance (until the Adjusted Class A-1 Certificate Balance is reduced to zero), the Adjusted Class A-2 Certificate Balance (until the Adjusted Class A-2 Certificate Balance is reduced to zero), the Adjusted Class A-3 Certificate Balance (until the Adjusted Class A-3 Certificate Balance is reduced to zero) or the Adjusted Class B Certificate Balance (until the Adjusted Class B Certificate Balance is reduced to zero), in that order.

       (ii) On each Certificate Payment Date that coincides with or follows the related Targeted Maturity Date for any Class of Certificates, payments in reduction of the Adjusted Class A-1 Certificate Balance, Adjusted Class A-2 Certificate Balance, Adjusted Class A-3 Certificate Balance or Adjusted Class B Certificate Balance shall be made as follows and in the following order of priority:

              (A) with respect to the Class A-1 Certificates, all amounts on deposit in the 1998-C SUBI Collection Account and the 1998-C SUBI Certificateholders' Account representing amounts allocated for reduction of the Adjusted Class A-1 Certificate Balance in accordance with Section 3.01(c) (after giving effect to any application of amounts withdrawn from the Reserve Fund or Transferor Amounts available for such application pursuant to Section 3.01(d)) will be paid to the Class A-1 Certificateholders until the Adjusted Class A-1 Certificate Balance is reduced to zero;

              (B) with respect to the Class A-2 Certificates, all amounts on deposit in the 1998-C SUBI Collection Account and the 1998-C SUBI Certificateholders' Account representing amounts allocated for reduction of the Adjusted Class A-2 Certificate Balance in accordance with Section 3.01(c) (after giving effect to any application of amounts withdrawn from the Reserve Fund and Transferor Amounts available for such application pursuant to Section 3.01(d)) will be paid to Class A-2 Certificateholders until the Class A-2 Certificate Balance is reduced to zero;

              (C) with respect to the Class A-3 Certificates, all amounts on deposit in the 1998-C SUBI Collection Account and the 1998-C SUBI Certificateholders' Account representing amounts allocated for reduction of the Adjusted Class A-3 Certificate Balance in accordance with Section 3.01(c) (after giving effect to any application of amounts withdrawn from the Reserve Fund and Transferor Amounts available for such application pursuant to Section 3.01(d)) will be paid to Class A-3 Certificateholders until the Adjusted Class A-3 Certificate Balance is reduced to zero; and

              (D) with respect to the Class B Certificates, all amounts on deposit in the 1998-C SUBI Collection Account and the 1998-C SUBI Certificateholders' Account representing amounts allocated for reduction of the Adjusted Class B Certificate Balance in accordance with Section 3.01(c) (after giving effect to any application of amounts withdrawn from the Reserve Fund and Transferor Amounts available for such application pursuant to Section 3.01(d)) will be paid to the Adjustable Rate Class B Certificateholders and the Fixed Rate Class B Certificateholders on a pro rata basis based on the portions of the Adjusted Class B Certificate Balance allocated thereto.

       (iii) Notwithstanding the foregoing, (A) if the assets of the 1998-C Securitization Trust are liquidated following a Swap Termination pursuant to Sections 7.01 and 8.02, payments in reduction of the Adjusted Class A-1 Certificate Balance, the Adjusted Class A-2 Certificate Balance, the Adjusted Class A-3 Certificate Balance or the Adjusted Class B Certificate Balance shall be made from the proceeds of such liquidation based upon the priorities set forth in Section 3.01(o) on the Monthly Allocation Date following the receipt by the 1998-C Securitization Trustee of the proceeds of such liquidation (which date may be prior to the related Targeted Maturity Date), and (B) in connection with the exercise by the Transferor of its option to repurchase the 1998-C SUBI Certificate pursuant to Section 7.02, payments in reduction of the Adjusted Class B Certificate Balance (and, to the extent that such amounts have not yet been reduced to zero, any Adjusted Class A-1 Certificate Balance, Adjusted Class A-2 Certificate Balance and Adjusted Class A-3 Certificate Balance) shall be made from the proceeds of such sale to the Transferor on the

Monthly Allocation Date following the receipt by the 1998-C Securitization Trustee of the proceeds of such sale (which date may be prior to the related Targeted Maturity Date).

       (m) MATURITY ADVANCES. To the extent that the Adjusted Class A-1 Certificate Balance is not reduced to zero on the Class A-1 Targeted Maturity Date, the Adjusted Class A-2 Certificate Balance is not reduced to zero on the Class A-2 Targeted Maturity Date, the Adjusted Class A-3 Certificate Balance is not reduced to zero on the Class A-3 Targeted Maturity Date or the Adjusted Class B Certificate Balance is not reduced to zero on the Class B Targeted Maturity Date, the Transferor will have the option to make a Maturity Advance on such Targeted Maturity Date or any subsequent Certificate Payment Date in any amount up to the amount of such deficiency; PROVIDED, HOWEVER, that (i) the Transferor must give the Servicer and the 1998-C Securitization Trustee no fewer than two Business Days' written notice of its intention to make such a Maturity Advance and (ii) any such Maturity Advance must be made pursuant to the payment priorities set forth in Section 3.01(l)(ii). Amounts received by the Servicer or 1998-C Securitization Trustee in respect of any Maturity Advance shall be deposited promptly by such recipient into the 1998-C SUBI Collection Account for application on the relevant Certificate Payment Date that follows the date such Maturity Advance is made and such notice is given.

       (n) LOSS AMOUNTS AND CERTIFICATE PRINCIPAL LOSS AMOUNTS. (i) The Investor Percentage of Loss Amounts allocated to the Investor Certificates on any Monthly Allocation Date will be allocated in the following order of priority:

                     (A) in reduction of the Adjusted Class B Certificate Balance, until the Adjusted Class B Certificate Balance is reduced to zero (with the amount of any such reduction being allocated between the Adjustable Rate Class B Certificates and the Fixed Rate Class B Certificates on a pro rata basis based on the portion of the Adjusted Class B Certificate Balance allocated thereto on the last day of the related Collection Period); and

                     (B) in reduction of the Adjusted Class A-1 Certificate Balance, the Adjusted Class A-2 Certificate Balance and the Adjusted Class A-3 Certificate Balance pro rata (based on such Adjusted Class A-1 Certificate Balance, Adjusted Class A-2 Certificate Balance and Adjusted Class A-3 Certificate Balance as of the last day of the related Collection Period) until the Adjusted Certificate Balance of each such Class is reduced to zero.

              (ii) Loss Amounts will be reimbursable on the Monthly Allocation Date on which they are allocated, and Certificate Principal Loss Amounts will be reimbursable on future Monthly Allocation Dates, in each case from Available Interest, amounts withdrawn from the Reserve Fund and Transferor Amounts pursuant to Sections 3.01(c), (d) and (i); PROVIDED, HOWEVER, that no such reimbursements will be made for any Class of Certificates after the first relevant Certificate Payment Date on which the related Adjusted Class A-1 Certificate Balance, the Adjusted Class A-2 Certificate Balance, the Adjusted Class A-3 Certificate Balance or the Adjusted Class B Certificate Balance, as the case may be, is reduced to zero.

              (iii) Interest will be deemed to accrue on Certificate Principal Loss Amounts which are not reimbursed as provided herein at the Class A-1 Notional Rate, the Class A-2 Notional Rate, the Class A-3 Notional Rate or, if allocated to the Adjusted Class B Certificate Balance, such portion represented by the Adjustable Rate Class B Certificates will be allocated interest at the Class B Notional Rate and such portion represented by the Fixed Rate Class B Certificates will be allocated interest at the Class B Fixed Rate, in each case until reimbursed or until the related Adjusted Class A-1 Certificate Balance, the Adjusted Class A-2 Certificate Balance, the Adjusted Class A-3 Certificate Balance or the Adjusted Class B Certificate Balance, as the case may be, is reduced to zero. Such allocations and payments in respect of such interest amounts and reimbursements will be made pursuant to Section 3.01(c).

       (o) PAYMENTS FOLLOWING SWAP TERMINATION. (i) Notwithstanding the priorities set forth in Section 3.01 above, following any Swap Termination and liquidation of the assets of the 1998-C Securitization Trust pursuant to
Section 8.02, the net proceeds of the liquidation of the assets of the 1998-C Trust will be allocated and applied or paid pursuant to the following payment priorities on the Monthly Allocation Date following the receipt of such proceeds:

                     (1) to pay to the Transferor, an amount equal to the amount of any unreimbursed Maturity Advances;

                     (2) to pay to the 1998-C Securitization Trustee and Titling Trustee, an amount equal to the amount of any Capped or Uncapped Administrative Expense not yet reimbursed;

                     (3) to pay to the Servicer, an amount equal to the amount of any unreimbursed Advances made by it or any Capped or Uncapped Administrative Expenses advanced by it and not yet reimbursed, and any other servicing compensation due to it;

                     (4) to pay to the Class A Certificateholders, as applicable, an amount equal to the sum of the Class A-1 Swap Interest Amount, any Class A-1 Swap Interest Shortfall Amount, the Class A-2 Swap Interest Amount, any Class A-2 Swap Interest Shortfall Amount, the Class A-3 Swap Interest Amount and any
              Class A-3 Swap Interest Shortfall Amount through the date of such payment (with a single corresponding Interest Payment Period from the most recent relevant Certificate Payment Date for each Class of Class A Certificates through such date) to be paid to Class A Certificateholders in respect of interest on a pro rata basis based on the respective amounts of interest so accrued on each such Class at the applicable Class A-1 Rate, Class A-2 Rate and Class A-3 Rate, respectively;

                     (5) to pay to the Adjustable Rate Class B Certificate-holders an amount equal to the sum of the Class B Swap Interest Amount and any Class B Swap Interest Shortfall Amount through the date of such payment (with a single corresponding Interest Payment Period from the most recent relevant Certificate Payment Date through such date), and to pay to the Fixed Rate Class B

              Certificateholders, an amount equal to the sum of the Class B Fixed Rate Interest Accrual Amount and any Fixed Rate Class B Interest Carryover Shortfall Amount through the date of such payment (with a single corresponding Interest Payment Period from the most recent relevant Certificate Payment Date through such date), to be allocated as between the Adjustable Rate Class B Certificates and the Fixed Rate Class B Certificates on a pro rata basis, based on the portion of the Adjusted Class B Certificate Balance represented by the Adjustable Rate Class B Certificates and the Fixed Rate Class B Certificates, plus an amount equal to interest accrued at the related Required Rate during such period on amounts deposited in the 1998-C SUBI Certificateholders' Account in respect of the Adjusted Class B Certificate Balance on prior Monthly Allocation Dates;

                     (6) to pay to the Class A Certificateholders, an amount equal to the sum of (i) the Adjusted Class A-1 Certificate Balance plus any unreimbursed Certificate Principal Loss Amounts allocated thereto, (ii) the Adjusted Class A-2 Certificate Balance plus any unreimbursed Certificate Principal Loss Amounts allocated thereto, and (iii) the Adjusted Class A-3 Certificate Balance plus any unreimbursed Certificate Principal Loss Amounts allocated thereto to be paid to the Class A-1 Certificateholders, Class A-2 Certificateholders and Class A-3 Certificateholders on a pro rata basis, based on the amounts described in clauses (i), (ii) and
              (iii) of Section 3.01(c);

                     (7) to pay to the Class B Certificateholders, an amount equal to the Adjusted Class B Certificate Balance plus any unreimbursed Certificate Principal Loss Amounts allocated thereto to be allocated as between the Adjustable Rate Class B Certificates and the Fixed Rate Class B Certificates on a pro rata basis, based on the portion of the Adjusted Class B Certificate Balance represented by the Adjustable Rate Class B Certificates and the Fixed Rate Class B Certificates; and

                     (8)    to pay to the Transferor any remaining proceeds.

           (ii) Any swap termination payment payable by the Swap Counterparty to the Trust pursuant to the Swap Agreement in respect of the Class A Certificates will be applied, first, to cover any shortfall in the amounts allocable and payable pursuant to the foregoing clauses (1), (2),
       (3) and (4). Next, any remaining portion of such swap termination payment will be applied to cover the amount, if any, by which the amount of interest that would have accrued on the Class A-1 Certificates at the Class A-1 Rate, the Class A-2 Certificates at the Class A-2 Rate and the Class A-3 Certificates at the Class A-3 Rate during the period specified in clause (4) above exceeds the amount payable to each such Class as set forth in clause (4) above, on a pro rata basis based on each such excess amount. Thereafter, any remaining portion of such swap termination payment will be applied to cover any shortfall in the amounts allocable and payable pursuant to clauses (6), (5) and (7), in that order, with any remainder to be paid pursuant to clause (8) above. Notwithstanding the foregoing priorities, to the extent that the 1998-C Securitization Trust is required to make any swap termination payment to the

       Swap Counterparty in respect of the Class A Certificates, the amount thereof shall be made available from (and therefore shall reduce) amounts otherwise allocable and payable pursuant to the foregoing clauses (6), (4), (8), (7), (5), (3), (2) and (1) in that order.

          (iii) Any swap termination payment payable by the Swap Counterparty to the 1998-C Securitization Trust pursuant to the Swap Agreement in respect of the Adjustable Rate Class B Certificates will be applied, first, to cover any shortfall in the amounts allocable and payable pursuant to the foregoing clauses (1), (2), (3) and (5) (to the extent allocable and payable to the Adjustable Rate Class B Certificates). Next, any remaining portion of such swap termination payment will be applied to cover the amount, if any, by which the amount of interest that would have accrued on the Adjustable Rate Class B Certificates at the Class B Adjustable Rate during the period specified in clause (5) above exceeds the amount payable to such Class as set forth in clause (5) above. Thereafter, any remaining portion of such swap termination payment will be applied to cover any shortfall in the amounts allocable and payable pursuant to clauses (7) (to the extent allocable and payable to the Adjustable Rate Class B Certificates), (4), (5) (to the extent allocable and payable to the Fixed Rate Class B Certificates), (6) and (7) (to the extent allocable and payable to the Fixed Rate Class B Certificates), in that order, with any remainder to be paid pursuant to clause (8) above. Notwithstanding the foregoing priorities, to the extent that the Trust is required to make any swap termination payment to the Swap Counterparty in respect of the Adjustable Rate Class B Certificates, the amount thereof shall be made available from (and therefore shall reduce) amounts otherwise allocable and payable pursuant to the foregoing clauses (7) (to the extent allocable and payable to the Adjustable Rate Class B Certificates), (5) (to the extent allocable and payable to the Adjustable Rate Class B Certificates), (8), (7) (to the extent allocable and payable to the Fixed Rate Class B Certificates), (6), (5) (to the extent allocable and payable to the Fixed Rate Class B Certificates), (4) (3),
       (2) and (1) in that order.

       (p) SUBORDINATION. The rights of the Class B Certificateholders to receive allocations, applications and payments in respect of certain amounts of Available Interest, amounts withdrawn from the Reserve Fund and Transferor Amounts shall be and hereby are subordinated to the rights of the Class A-1 Certificateholders, the Class A-2 Certificateholders and the Class A-3 Certificateholders to receive the allocations, applications and payments in respect thereof to the extent dictated by the payment priorities set forth in this Section 3.01.

       (q) PROCEEDS OF RESIDUAL VALUE INSURANCE POLICIES. In the event that any proceeds of the Residual Value Insurance Policies are transferred to an account maintained by the Titling Trustee or the 1998-C Securitization Trustee, such amounts shall be distributed to the holder of the 1998-C SUBI Insurance Certificate by the Titling Trustee, or the 1998-C Securitization Trustee, as applicable, on the succeeding Monthly Allocation Date as directed in writing by the Servicer.

3.02   1998-C SUBI CERTIFICATEHOLDERS' ACCOUNT; THE RESERVE FUND.

       (a) ESTABLISHMENT OF 1998-C SUBI CERTIFICATEHOLDERS' ACCOUNT. A separate trust account to be known as the "1998-C SUBI Certificateholders' Account" will be established and shall be maintained with the 1998-C Securitization Trustee which will include the money and other property deposited and held therein pursuant to Section 3.01 and this Section. The 1998-C SUBI Certificateholders' Account shall be an Eligible Account. If for any reason the 1998-C SUBI Certificateholders' Account is no longer an Eligible Account, the 1998-C Securitization Trustee shall promptly cause the 1998-C SUBI Certificateholders' Account to be moved to another institution or otherwise changed so that the 1998-C SUBI Certificateholders' Account becomes an Eligible Account.

       Pursuant to Section 4.02(j) of the 1998-C SUBI Servicing Supplement, on each Monthly Allocation Date the Servicer shall direct the 1998-C Securitization Trustee in writing to cause the funds in the 1998-C SUBI Certificateholders' Account to be invested in Permitted Investments bearing interest at the applicable Required Rates, which are expected to be TMCC Demand Notes so long as the TMCC Demand Notes are Permitted Investments.
Such Permitted Investments shall mature in such a manner that the amount required to be distributed on the next succeeding Certificate Payment Date will be available on such next succeeding Certificate Payment Date. If such investments mature prior to the succeeding relevant Monthly Allocation Date, the Servicer will direct the 1998-C Securitization Trustee to invest such amounts in Permitted Investments that are not TMCC Demand Notes and that will mature on the succeeding relevant Monthly Allocation Date, and the net investment income with respect to such investments, but only such investments, will be distributable to the Transferor on such succeeding relevant Monthly Allocation Date. All amounts held in the 1998-C SUBI Certificateholders' Account shall be invested by the 1998-C Securitization Trustee in Permitted Investments at the written direction of the Servicer until distributed or otherwise applied in accordance with the 1998-C Securitization Trust Agreement.

       Except as provided in the preceding paragraph, earnings (net of investment losses) on the investment of funds deposited into the 1998-C SUBI Certificateholders' Account in respect of the Class A-1 Notional Interest Accrual Amount, any Class A-1 Interest Carryover Shortfall Amounts, the Class A-2 Notional Interest Accrual Amount, any Class A-2 Interest Carryover Shortfall Amounts, the Class A-3 Notional Interest Accrual Amount, any Class A-3 Interest Carryover Shortfall Amounts, the Class B Notional Interest Accrual Amount, any Adjustable Rate Class B Interest Carryover Shortfall Amount, the Class B Fixed Rate Interest Accrual Amount or any Fixed Rate Class B Interest Carryover Shortfall Amount shall be part of Available Interest. Such net investment earnings need not be withdrawn from the 1998-C SUBI Certificateholders' Account and redeposited as Available Interest, but may be retained in the 1998-C SUBI Certificateholders' Account and applied as provided in this 1998-C Securitization Trust Agreement. The 1998-C Securitization Trustee shall incur no liability relating to any investments made pursuant to this Section 3.02(a) absent its own negligence or willful misfeasance.

       In the event that a Trust Officer of the 1998-C Securitization Trustee has actual knowledge that Standard & Poor's has downgraded TMCC's short-term debt to a rating less than A-1+ or Standard & Poor's has downgraded TMCC's long-term debt to a rating of less than AA, Moody's has downgraded TMCC's short-term debt to a rating less than P-1 or Moody's downgrades TMCC's long-term debt to a rating less than Aa3, the 1998-C Securitization Trustee shall determine whether (i) at such time one or more Permitted Investments other than TMCC Demand Notes having substantially the same maturities and similar demand features as the TMCC Demand Notes and bearing interest at the relevant Required Rates are available and (ii) investment in such other Permitted Investments rather than in TMCC Demand Notes will not, by itself, cause a Rating Agency to reduce or withdraw its rating of any Class of Investor Certificates. In making such determinations, the 1998-C Securitization Trustee shall be entitled to rely (as to clause
(i)) on the advice of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation or a nationally recognized firm of independent accountants, and (as to clause (ii)) shall inquire directly of the Rating Agencies based on the specific securities, if any, identified pursuant to the foregoing. If the 1998-C Securitization Trustee concludes that both conditions are satisfied, or a Trust Officer of the 1998-C Securitization Trustee has actual knowledge that a Swap Termination has occurred, the 1998-C Securitization Trustee will exercise its right under the Indenture to demand payment in full of all outstanding TMCC Demand Notes.

       (b) ESTABLISHMENT OF THE RESERVE FUND. The Transferor shall establish and maintain with the 1998-C Securitization Trustee a separate trust account to be known as the "Reserve Fund", which will include the money and other property deposited and held therein pursuant to Sections 3.01(c) and (h) and this Section. Funds in the Reserve Fund shall be the property of the Transferor and not the property of the 1998-C Securitization Trust. The Transferor hereby grants to the 1998-C Securitization Trustee for the benefit of the Investor Certificateholders a security interest in all funds (including Permitted Investments) in the Reserve Fund (including the Reserve Fund Initial Deposit) and the proceeds thereof, and the 1998-C Securitization Trustee shall have all of the rights of a secured party under the UCC with respect thereto; provided that all income from the investment of funds in the Reserve Fund and the right to receive such income are retained by the Transferor and are not transferred, assigned or otherwise conveyed to the 1998-C Securitization Trustee hereunder. The Reserve Fund shall be an Eligible Account and initially shall be established with the 1998-C Securitization Trustee. If for any reason the Reserve Fund is no longer an Eligible Account, the 1998-C Securitization Trustee shall promptly cause the Reserve Fund to be moved to another institution or otherwise changed so that the Reserve Fund becomes an Eligible Account.

       All amounts held in the Reserve Fund shall be invested by the 1998-C Securitization Trustee, as directed in writing by the Servicer pursuant to
Section 4.02(j) of the 1998-C SUBI Servicing Supplement, in Permitted Investments. Earnings on investment of funds in the Reserve Fund shall be paid to the Transferor on each Monthly Allocation Date, subject to Section 3.01(h)(ii), and losses and any investment expenses shall be charged against the funds on deposit therein. The 1998-C Securitization Trustee shall incur no liability for the selection of investments or for losses thereon absent its own negligence or willful misfeasance. The 1998-C Securitization Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity date or the failure of the Servicer to provide timely written investment directions.

       (c) RESERVE FUND SECURITIES INTERMEDIARY. The 1998-C Securitization Trustee hereby confirms that (i) the 1998-C Securitization Trustee is acting, with respect to its duties under this

Section 3.02, as a "securities intermediary" as defined in Section 8-102 of the UCC (in such capacity, the "Reserve Fund Securities Intermediary"), (ii) has established the Reserve Fund as a "securities account" as such term is defined in Section 8-501(a) of the UCC, (iii) the Reserve Fund Securities Intermediary shall, subject to the terms of this Agreement, treat the 1998-C Securitization Trustee as entitled to exercise the rights that comprise any financial asset credited to the Reserve Fund, and (iv) all securities or other property underlying any financial assets credited to the Reserve Fund shall be registered in the name of the Reserve Fund Securities Intermediary, endorsed to the Reserve Fund Securities Intermediary or in blank or credited to another securities account maintained in the name of the Reserve Fund Securities Intermediary for the benefit of 1998-C Securitization Trustee and in no case will any financial asset credited to the Reserve Fund be registered in the name of any other person, payable to the order of any other person, or specially endorsed to any other person, except to the extent the foregoing have been specially endorsed by the Transferor to the 1998-C Securitization Trustee. The 1998-C Securitization Trustee shall incur no liability relating to any investments made pursuant to this Section 3.02(c) absent its own negligence or willful misfeasance.

       (d) FINANCIAL ASSETS ELECTION. The 1998-C Securitization Trustee hereby agrees that the Reserve Fund and each item of property (whether investment property, financial asset, security or instrument), other than cash, credited to the Reserve Fund shall be treated as a "financial asset" within the meaning of Section 8-102(A)(9) of the UCC.

       (e) ENTITLEMENT ORDERS. If at any time the Reserve Fund Securities Intermediary shall receive an "entitlement order" (within the meaning of Section 8-102(A)(8) of the UCC) issued by the 1998-C Securitization Trustee and relating to the Reserve Fund, the Reserve Fund Securities Intermediary shall comply with such entitlement order without further consent by any other person. The 1998-C Securitization Trustee hereby agrees only to issue entitlement orders at the written direction of the Servicer. The Reserve Fund Securities Intermediary shall have no obligation to act, and shall be fully protected in refraining from acting, in respect of the financial assets credited to the Reserve Fund in the absence of such an entitlement order.

       (f) SUBORDINATION OF LIEN; WAIVER OF SET-OFF. In the event that the 1998-C Securitization Trustee has or subsequently obtains a security interest in the Reserve Fund or any security entitlement credited thereto by agreement, operation of law or otherwise, the 1998-C Securitization Trustee hereby agrees that such security interest shall be subordinate to the security interest of the Transferor. The financial assets and other items deposited to the Reserve Fund will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Transferor provided, however, that notwithstanding anything herein to the contrary, the 1998-C Securitization Trustee shall have a lien senior to that of the Transferor for any and all amounts required for the payment of the purchase price of a financial asset, which purchase has been placed but not yet cleared or settled. Any such deductions shall not be deemed to refer to deductions for payment of the purchase price in securities transactions not yet settled or cleared.

       (g) CONFLICTING ORDERS. The 1998-C Securitization Trustee, in such capacity, has not entered into and, until termination of this 1998-C Securitization Trust Agreement, will not enter into, any agreement with any other person relating to the Reserve Fund or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such person. No financial asset will be registered in the name of the 1998-C Securitization Trustee, in such capacity, payable to its order, or specially endorsed to it, except to the extent such financial asset has been endorsed to the Reserve Fund Securities Intermediary or in blank.

       (h) DEPOSITS INTO THE RESERVE FUND. On or prior to the Closing Date, the Transferor shall deposit an amount equal to the Reserve Fund Initial Deposit into the Reserve Fund, of which amount $881,866.66 shall be allocated as the Class B Reserve Amount. Amounts on deposit in the Reserve Fund shall be supplemented from time to time by the deposit therein of amounts described in Section 3.01(c)(x), and under section 3.01(i); PROVIDED, HOWEVER, that no such subsequent amounts shall be allocated to the Class B Reserve Amount. On each Monthly Allocation Date the amounts on deposit in the Reserve Fund shall be available for allocation and application or payment as provided in Section 3.01; PROVIDED THAT, subject to the provisions of
Section 3.01, on each Certificate Payment Date, if the amount on deposit in the Reserve Fund (after giving effect to all deposits thereto or withdrawals therefrom on such Monthly Allocation Date) is greater than the Specified Reserve Fund Balance, the 1998-C Securitization Trustee will pay any such excess amount to the Transferor as and to the extent described in Section 3.01, whereupon such excess amount shall no longer be available to the 1998-C Securitization Trustee or the Investor Certificateholders.

       (i) PAYMENTS FOLLOWING TERMINATION OF TRUST. On each related Stated Maturity Date and upon termination of the 1998-C Securitization Trust pursuant to Section 7.01, any amounts on deposit in the Reserve Fund shall be available for payment of any remaining amounts due on such date to reimburse unreimbursed Advances or pay accrued and unpaid compensation payable to the Servicer through such date, for payment to the Investor Certificateholders, and for payment of any remaining amounts due to the 1998-C Securitization Trustee or the Titling Trustee. Upon termination of the 1998-C Securitization Trust pursuant to Section 7.01, after payment of such amounts due, any amounts remaining on deposit in the Reserve Fund shall be paid to the Transferor. Upon termination of the 1998-C Securitization Trust, the 1998-C Securitization Trustee shall release from the lien of this 1998-C Securitization Trust Agreement the Reserve Fund and any financial assets held therein, and shall execute any requisite filing under the UCC as provided by the Transferor to evidence such release and the release of any security interest of the 1998-C Securitization Trust or the 1998-C Securitization Trustee therein.

       (j) The Securities Intermediary undertakes to perform such duties and only such duties as are specifically set forth in this Section 3.02. The Reserve Fund Securities Intermediary, in such capacity, shall not have any duties or responsibilities except those expressly set forth in this Section
3.02 or be a trustee for or have any fiduciary obligation to any party hereto.

       (k) The duties and obligations of the Reserve Fund Securities Intermediary, in such capacity, shall be determined solely by the express provisions of this Section 3.02, and the Reserve Fund Securities Intermediary shall take such action with respect to this Section 3.02 as it shall be directed hereunder, and the Reserve Fund Securities Intermediary, in such capacity, shall not be liable except for the performance of such duties and obligations as are specifically set forth in this

Section 3.02 and as specifically directed by the 1998-C Securitization Trustee, and no implied covenants or obligations shall be read into this
Section 3.02 against the Reserve Fund Securities Intermediary; and in the absence of bad faith on the part of the Reserve Fund Securities Intermediary, the Reserve Fund Securities Intermediary may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Reserve Fund Securities Intermediary which conform to the requirements of this Section 3.02.

       (l) The Reserve Fund Securities Intermediary, in such capacity, shall not be liable for any error of judgment made in good faith by an officer or officers of the Reserve Fund Securities Intermediary, acting as such, unless it shall be determined that the Reserve Fund Securities Intermediary, or any such officer or officers, was negligent in ascertaining the pertinent facts, or otherwise acted with negligence or willful misfeasance, and the Reserve Fund Securities Intermediary shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction of the 1998-C Securitization Trustee given under this 1998-C Securitization Trust Agreement.

       (m) None of the provisions of this 1998-C Securitization Trust Agreement shall require the Reserve Fund Securities Intermediary to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

       (n) The Reserve Fund Securities Intermediary may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document actually believed by it to be genuine and to have been signed or presented by the proper party or parties.

       (o)    Whenever in the administration of the provisions of this
Section 3.02, the Reserve Fund Securities Intermediary shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, the Reserve Fund Securities Intermediary shall be entitled to receive from the Transferor a certificate of an officer thereof stating that the matter is established as fact and such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Reserve Fund Securities Intermediary, be deemed to be conclusively proved and established by a certificate signed by one of the Trust Officers of the 1998-C Securitization Trustee and delivered to the Reserve Fund Securities Intermediary, and such certificate, in the absence of negligence or willful misfeasance on the part of the Reserve Fund Securities Intermediary, shall be full warrant to the Reserve Fund Securities Intermediary for any action taken, suffered or omitted by it under the provisions of this Section 3.02 on the basis thereof.

       (p) The Reserve Fund Securities Intermediary may consult with counsel and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

       (q) The Reserve Fund Securities Intermediary shall not be bound to make any investigation into the facts or matters stated in any resolution, order, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.

       (r) The Reserve Fund Securities Intermediary shall have no obligation to invest or reinvest any cash held in the Reserve Fund in the absence of timely and specific written investment direction from the 1998-C Securitization Trustee. In no event shall the Reserve Fund Securities Intermediary be liable for the selection of investments or for investment losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the 1998-C Securitization Trustee to provide timely written investment direction.

       (s) The Reserve Fund Securities Intermediary may at any time resign by giving 30 days written notice of resignation to the 1998-C Securitization Trustee and the Transferor. Upon receiving such notice of resignation, the 1998-C Securitization Trustee shall promptly appoint a successor and, upon the acceptance by the successor of such appointment, release the resigning Reserve Fund Securities Intermediary from its obligations hereunder by written instrument, a copy of which instrument shall be delivered to each of the 1998-C Securitization Trustee, the resigning Reserve Fund Securities Intermediary and the successor. If no successor shall have been so appointed and have accepted appointment within 45 days after the giving of such notice of resignation, the resigning Reserve Fund Securities Intermediary may petition any court of competent jurisdiction for the appointment of a successor.

       (t) The parties each (for itself and any person or entity claiming through it) hereby release, waive, discharge, exculpate and covenant not to sue the Reserve Fund Securities Intermediary for any action taken or omitted under this Section 3.02 except to the extent caused by the Reserve Fund Securities Intermediary's negligence or willful misfeasance. Anything in this 1998-C Securitization Trust Agreement to the contrary notwithstanding, in no event shall the Reserve Fund Securities Intermediary be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Reserve Fund Securities Intermediary has been advised of the likelihood of such loss or damage (unless so advised prior to taking any such action) and regardless of the form of action.

       (u) The Servicer, in its capacity as such, shall indemnify, defend and hold harmless the Reserve Fund Securities Intermediary and its officers, directors, employees, representatives and agents, from and against and reimburse the Reserve Fund Securities Intermediary for any and all claims, expenses, obligations, liabilities, losses, damages, injuries (to person, property, or natural resources), penalties, stamp or other similar taxes, actions, suits, judgments, reasonable costs and expenses (including reasonable attorney's and agent's fees and expenses) directly or indirectly relating to, or arising from, claims against the Reserve Fund Securities Intermediary by reason of its participation in the transactions contemplated by this Section 3.02, including without limitation all reasonable costs required to be associated with claims for damages to persons or property, and reasonable attorneys' and consultants' fees and expenses and court costs except to the extent caused by the Reserve Fund Securities Intermediary's negligence or willful misfeasance. The provisions of this Section 3.02(u) shall survive the termination of this 1998-C Securitization Trust Agreement or the earlier resignation or removal of the Reserve Fund Securities Intermediary.

3.03   STATEMENTS TO CERTIFICATEHOLDERS.

       (a) On each Determination Date, commencing in December, 1998, the Servicer will prepare and forward to the Titling Trustee, the 1998-C Securitization Trustee and the Luxembourg Stock Exchange, and the 1998-C Securitization Trustee will make available to each Certificateholder on each Monthly Allocation Date, a statement setting forth with respect to the related Monthly Allocation Date or the related Collection Period, among other things, the following:

            (i) the Investor Percentage and Transferor Percentage in effect with respect to the related Collection Period;

            (ii)  the Certificate Distribution Amount;

            (iii) the amount of the Certificate Distribution Amount allocable to (A) the Class A-1 Notional Interest Accrual Amount, the Class A-2 Notional Interest Accrual Amount, the Class A-3 Notional Interest Accrual Amount, the Class B Notional Interest Accrual Amount, and the Class B Fixed Rate Interest Accrual Amount; (B) any unreimbursed Class A-1 Interest Carryover Shortfall Amount, Class A-1 Swap Interest Carryover Shortfall Amount, Class A-2 Interest Carryover Shortfall Amount, Class A-2 Swap Interest Carryover Shortfall Amount, Class A-3 Interest Carryover Shortfall Amount, Class A-3 Swap Interest Carryover Shortfall Amount, Adjustable Rate Class B Interest Carryover Shortfall Amount, Class B Swap Interest Carryover Shortfall Amount and Fixed Rate Class B Interest Carryover Shortfall Amount; (C) the Class A-1 Swap Interest Amount, the Class A-2 Swap Interest Amount, the Class A-3 Swap Interest Amount and the Class B Swap Interest Amount; (D) the Class A-1 Interest Payment Amount, Class A-2 Interest Payment Amount, Class A-3 Interest Payment Amount, Adjustable Rate Class B Interest Payment Amount and Fixed Rate Class B Interest Payment Amount; and (E) the reduction of the Adjusted Class A-1 Certificate Balance, the Adjusted Class A-2 Certificate Balance, the Adjusted Class A-3 Certificate Balance and the Adjusted Class B Certificate Balance, separately identifying any Maturity Advances;

            (iv)  the Adjusted Class A-1 Certificate Balance, the Adjusted
       Class A-2 Certificate Balance, the Adjusted Class A-3 Certificate Balance and Adjusted Class B Certificate Balance (and the portions thereof allocable to the Adjustable Rate Class B Certificates and the Fixed Rate Class B Certificates), in each case as of such Monthly Allocation Date and after giving effect to the allocation and application or payment of the Certificate Distribution Amount;

            (v) the aggregate amount, if any, of the reimbursement of Loss Amounts included in the Certificate Distribution Amount and the amount thereof allocated to the Adjusted Class A-1 Certificate Balance, the Adjusted Class A-2 Certificate Balance, the Adjusted Class A-3 Certificate Balance and the Adjusted Class B Certificate Balance (and the portions thereof allocable to the Adjustable Rate Class B Certificates and the Fixed Rate Class B Certificates);

            (vi) the amount of the Certificate Distribution Amount allocable to reimbursement of Certificate Principal Loss Amounts and the amount thereof allocated to the Adjusted Class A-1 Certificate Balance, the Adjusted Class A-2 Certificate Balance, the Adjusted Class A-3 Certificate Balance and the Adjusted Class B Certificate Balance (and the portions thereof allocable to the Adjustable Rate Class B Certificates and the Fixed Rate Class B Certificates);

            (vii) the amount, if any, of the remaining unreimbursed Certificate Principal Loss Amounts, after giving effect to the allocation and application or payment of the Certificate Distribution Amount;

            (viii) the Investor Percentage of the Servicing Fee and any amounts remaining unpaid in respect thereof from any prior Monthly Allocation Date;

            (ix) the amount of any Required Amount included in the Certificate Distribution Amount and the balance on deposit in the Reserve Fund on such Monthly Allocation Date, after giving effect to withdrawals therefrom and deposits thereto on such Monthly Allocation Date, the change in such balance from the immediately preceding Monthly Allocation Date, and the Specified Reserve Fund Balance as of the date of such report;

            (x) the amount of Transferor Amounts, if any, included in the Certificate Distribution Amount;

            (xi) the Aggregate Net Investment Value as of the end of such Collection Period;

            (xii) the aggregate amount of Payments Ahead received by the Servicer and being held thereby or on deposit in the SUBI Collection Account in respect of future Collection Periods and the change in such amount from the immediately preceding Monthly Allocation Date;

            (xiii) the amount of Advances (separately identifying Inventory Advances) and Maturity Advances made, and the amount of unreimbursed Advances and Maturity Advances outstanding after giving effect to the allocation or distribution of the Certificate Distribution Amount (separately identifying Nonrecoverable Advances); and

            (xiv) Whether the "Residual Value Test" is satisfied, separately stating (A) whether with respect to the related Collection Period the number of Leased Vehicles returned to the Servicer relating to Contracts that became Matured Contracts and that were sold during such period is greater than 25% of all Contracts that, as of their respective origination dates, had been scheduled to become Matured Contracts during such period (provided that at least 500 such Contracts had been scheduled to become Matured Contracts during such Collection Period), and (B) whether the average Net Matured Leased Vehicle

       Proceeds during the three immediately preceding calendar months is less than 75% of the average Residual Values of Leased Vehicles disposed of or liquidated during such period.

       (b) The Servicer shall prepare certain reports during the Revolving Period that reflect or include certain statistical information with respect to Subsequent Lease Contracts and Subsequent Leased Vehicles allocated as SUBI Assets during the Revolving Period. Such reports will be delivered by the Servicer to the 1998-C Securitization Trustee and the Luxembourg Stock Exchange within 20 days of the last day of the Collection Period during which Subsequent Contracts and Subsequent Leased Vehicles are added to the 1998-C SUBI Sub-Trust such that the aggregate Discounted Principal Balance and Subsequent Contracts and Subsequent Leased Vehicles added since the Closing Date exceeds 10% of the Aggregate Net Investment Value as of the Cut-Off Date or, for each subsequent such report, exceeds 10% of the Aggregate Net Investment Value as of the date of the prior report. Each such report will be delivered by the Servicer to the 1998-C Securitization Trustee and each Paying Agent and made available to each person who makes a written request therefor.

       (c) Any person may obtain a copy of any statement required by this Section or required pursuant to Section 5.01(b) of the 1998-C SUBI Servicing Supplement, any annual report of Independent Accountants required pursuant to
Section 5.02 of the 1998-C SUBI Servicing Supplement, and of any annual Officer's Certificate required pursuant to Section 5.03 of the 1998-C SUBI Servicing Supplement, upon written request to the 1998-C Securitization Trustee at the Corporate Trust Office.

       (d) Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law, the 1998-C Securitization Trustee shall mail to each Person who at any time during such calendar year shall have been a Holder, a statement or statements, based on the Servicer's Certificate prepared by the Servicer, which in the aggregate contain the sum of the amounts set forth in clauses
(iii), (vii) and (viii) in Section 3.03(a) for such calendar year or, in the event such Person shall have been a Holder during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Certificateholder's preparation of income tax returns. In addition, the Servicer shall furnish to the 1998-C Securitization Trustee for distribution to such Person at such time any other information reasonably necessary under applicable law for the preparation of such income tax returns.

                                  ARTICLE IV
                               THE CERTIFICATES

4.01   THE CERTIFICATES.

       (a) The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class B Certificates and the Transferor Certificate shall be substantially in the form of Exhibits A-1, A-2, A-3, B-1, B-2 and C, respectively, to this 1998-C Securitization Trust Agreement. The Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates shall be issuable in minimum denominations of $1,000 and integral multiples of $1 in excess thereof and the Class B Certificates shall be issuable in minimum denominations of $500,000 and integral multiples of

$1,000 in excess thereof (provided that no Class B Certificate may be issued or transferred in a denomination that would cause there to be, immediately after such issuance or transfer, one hundred or more Class B Certificateholders); provided, however, that one Class A-1 Certificate, one Class A-2 Certificate, one Class A-3 Certificate, one Adjustable Rate Class B Certificate and one Fixed Rate Class B Certificate may be issued in a denomination that includes any remaining portion of the Initial Class A-1 Certificate Balance, the Initial Class A-2 Certificate Balance, the Initial Class A-3 Certificate Balance or the portion of the Initial Class B Certificate Balance allocable thereto, respectively (each, a "Residual Certificate"). A single Transferor Certificate shall be issued. The Certificates shall be executed on behalf of the 1998-C Securitization Trust by manual or facsimile signature of an officer or other authorized signatory of the 1998-C Securitization Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the 1998-C Securitization Trustee shall not be rendered invalid, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. All Certificates shall be dated the date of their authentication.

       (b) The Investor Certificates shall represent fractional undivided beneficial interests in the 1998-C Securitization Trust, including the right to receive the Investor Percentage of Interest Collections and Principal Collections and the other amounts at the times and in the amounts specified in this 1998-C Securitization Trust Agreement. The Transferor Certificate shall represent the interest in the 1998-C Securitization Trust not represented by the Investor Certificates.

       (c) No Certificate shall be entitled to any benefit under this 1998-C Securitization Trust Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A-1, A-2, A-3, B-1, B-2 or C to this 1998-C Securitization Trust Agreement, as the case may be, executed by the 1998-C Securitization Trustee or an authentication agent appointed for such purpose by the 1998-C Securitization Trustee, by manual or facsimile signature. Such certificate of authentication upon any Certificate shall be the sole conclusive evidence that such Certificate has been duly authenticated and delivered under this 1998-C Securitization Trust Agreement.
 The 1998-C Securitization Trustee is hereby authorized to appoint an authentication agent to execute any or all such certificates of authentication on behalf of the 1998-C Securitization Trustee.

4.02   AUTHENTICATION AND DELIVERY OF CERTIFICATES.

       (a) In exchange for, and simultaneously with the sale, assignment and transfer to the 1998-C Securitization Trustee of the 1998-C SUBI (exclusive of all monies and payments due or payable under any Residual Value Insurance Policies and the right to receive such amounts), the 1998-C SUBI Certificate and the other assets of the 1998-C Securitization Trust, the 1998-C Securitization Trustee shall cause to be executed, authenticated and delivered to or upon the order of the Transferor Investor Certificates in authorized denominations equaling in the aggregate the sum of the Initial Class A-1 Certificate Balance, the Initial Class A-2 Certificate Balance, the Initial Class A-3 Certificate Balance, the portions of the Initial Class B Certificate Balance allocable to the Adjustable Rate Class B Certificates and Fixed Rate Class B Certificates, respectively, and the

Transferor Certificate, each duly authenticated by the 1998-C Securitization Trustee or any authentication agent appointed thereby, and evidencing the entire ownership of the 1998-C Securitization Trust.

4.03   REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

       (a) The Certificate Registrar shall maintain a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and transfers and exchanges of Certificates as provided in this 1998-C Securitization Trust Agreement; provided, however, that Bankers Trust Luxembourg S.A. shall provide for transfers and exchanges of the Definitive Certificates, if any. The 1998-C Securitization Trustee is hereby initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as provided in this 1998-C Securitization Trust Agreement. In the event that, subsequent to the Closing Date, the 1998-C Securitization Trustee notifies the Servicer that it is unable to act as Certificate Registrar, the Servicer shall appoint another bank or trust company, having an office or agency located in the Borough of Manhattan, The City of New York, agreeing to act in accordance with the provisions of this 1998-C Securitization Trust Agreement applicable to it, and otherwise acceptable to the 1998-C Securitization Trustee, to act as successor Certificate Registrar under this 1998-C Securitization Trust Agreement.

       The Transferor Certificate shall be owned by the Transferor and may not be transferred, as provided by Section 5.06.

       (b) No transfer of any Class B Certificates shall be made unless such resale or transfer is made (i) pursuant to an effective Registration Statement under the Securities Act, (ii) in a transaction (other than a transaction in clause (iv) below) exempt from the registration requirements of the Securities Act and applicable state and foreign securities laws, (iii) to the Transferor or (iv) to a Person who the transferor of such Class B Certificate reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act and that is aware that the resale or other transfer is being made in reliance on Rule 144A or to an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or
(7) under the Securities Act (an "Institutional Accredited Investor"). In the event that a transfer is to be made as described in clause (ii) of the preceding sentence, the prospective transferee shall deliver or cause to be delivered an Opinion of Counsel in form and substance satisfactory to the 1998-C Securitization Trustee and the Transferor to the effect that such transfer may be made without registration under the Securities Act or any applicable state or foreign securities laws. In the event that a transfer is to be made to an institutional accredited investor as described in clause
(iv), the 1998-C Securitization Trustee shall require that the transferee execute a representation letter acceptable to and in form and substance satisfactory to the 1998-C Securitization Trustee (provided that the form attached as Exhibit E shall be deemed acceptable if it is completed in a manner acceptable to the 1998-C Securitization Trustee) certifying to the 1998-C Securitization Trustee the facts surrounding such transfer, which representation letter shall not be an expense of the 1998-C Securitization Trustee, the Transferor or the Servicer. In the case of a transfer under either clause (ii) or clause (iv), the Holder of a Class B Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the 1998-C

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

Securitization Trustee, the Transferor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with the Securities Act and such state and foreign securities laws. Neither the Transferor, the Servicer nor the 1998-C Securitization Trustee is under any obligation to register any Class B Certificates under the Securities Act or any applicable state or foreign securities laws. Prospective purchasers of Class B Certificates are hereby notified that the seller of any Class B Certificate may be relying on the exemption from the registration requirements of Section 5 of the Act provided by Rule 144A under the Act.

       Class B Certificates or beneficial interests therein may not be transferred unless the 1998-C Securitization Trustee has received a certificate to the effect that if the transferee is a partnership, grantor trust or S corporation for federal income tax purposes (a "Flow-Through Entity"), any Class B Certificates owned by such Flow-Through Entity will represent less than 50% of the value of all the assets owned by such Flow-Through Entity and no special allocation of income, gain, loss, deduction or credit from such Class B Certificates will be made among the beneficial owners of such Flow-Through Entity.

       No Class B Certificate or beneficial interest therein may be transferred to a transferee who is an employee benefit plan, trust or account, subject to ERISA, or subject to Section 4975 of the Code, or a governmental plan defined in Section 3(32) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code and is not an entity, including an insurance company separate account or an insurance company general account if the assets in any such accounts constitute "Plan Assets" for the purposes of regulation Section 2510.3101 of ERISA, whose underlying assets include Benefit Plan assets by reason of a Benefit Plan's investment in the entity. If any Paying Agent or a Trust Officer of the 1998-C Securitization Trustee has actual knowledge of any such transfer, such transfer shall be deemed null and void. Unless the 1998-C Securitization Trustee shall have received a certificate from the transferee making the representations with respect to such ERISA matters set forth in Exhibit D hereto, the 1998-C Securitization Trustee shall not permit a transfer of Class B Certificates to such transferee.

       The Transferor shall, whenever the 1998-C Securitization Trust is not subject to Section 13 or 15(d) of the Exchange Act, make available, upon request, to any holder of such Class B Certificates in connection with any sale thereof and any prospective purchaser of Class B Certificates from such holder the information specified in Rule 144A(d)(4) under the Securities Act.

       In addition, no resale or other transfer of the Class B Certificates or any interest therein shall be permitted unless immediately after giving effect to such resale or other transfer, there would be fewer than 100 Class B Certificateholders.

       Either Class of Class B Certificates, this 1998-C Securitization Trust Agreement and related documents may be amended or supplemented from time to time to modify restrictions on and procedures for resale and other transfer of such Class B Certificates to reflect any change in applicable law or regulation (or the interpretation thereof) or practices relating to the resale or transfer of restricted securities generally.

       (c) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office of the 1998-C Securitization Trustee in its capacity as Certificate Registrar, or at the office of the agent of the 1998-C Securitization Trustee as Certificate Registrar, who shall initially be U.S. Bank National Association located at One Illinois Center, 111 E. Wacker Drive, Suite 3000, Chicago, Illinois 60601 and, with respect to the Definitive Certificates, Bankers Trust Luxembourg S.A. for so long as any Class A Certificates are listed on the Luxembourg and Stock Exchange, or the appropriate office of any successor Certificate Registrar, the 1998-C Securitization Trust shall execute, and the 1998-C Securitization Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like aggregate principal amount.

       (d) At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class of authorized denominations of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the 1998-C Securitization Trust shall execute, and the 1998-C Securitization Trustee shall authenticate and deliver, the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the 1998-C Securitization Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

       No service charge shall be imposed on any Holder for any registration of transfer or exchange of Certificates, but the 1998-C Securitization Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

       All Certificates surrendered for registration of transfer and exchange shall be cancelled and subsequently destroyed by the 1998-C Securitization Trustee.

       No Class B Certificate shall be listed for trading on any recognized securities exchange.

       (e) Each purchaser of a Class B Certificate that does not deliver a transfer certificate in the form of Exhibit E hereto will be deemed to have represented to and agreed with the parties hereto (or, in the case of purchases by agents or fiduciaries acting for beneficial owners of an account for which such agents or fiduciaries exercise complete investment discretion, such agents or fiduciaries will be deemed to have confirmed to the parties hereto on behalf of such beneficial owners) as follows (terms used below that are defined in Rule 144A under the Securities Act are used as defined therein):

            (i) The purchaser understands that such Class B Certificate has not been registered under the Securities Act, or the securities laws of any state or foreign jurisdiction.

            (ii) The purchaser is acquiring such Class B Certificate for its own account (or for the account of a "qualified institutional buyer") only for investment and not for any other person, and not with a view to, or for resale in connection with, a distribution that would constitute a violation of the Securities Act or any state or foreign securities laws

       (subject to the understanding that disposition of the purchaser's property will remain at all times within its control). The purchaser is not an affiliate of the Transferor, the 1998-C Securitization Trustee or any of their respective affiliates.

            (iii) The purchaser agrees that such Class B Certificate must be held indefinitely by it unless (i) subsequently registered under the Securities Act or (ii) an exemption from the registration requirements of the Securities Act is available.

            (iv) The purchaser agrees that it will not transfer or exchange any Class B Certificate unless such transfer or exchange is made in accordance with the provisions of this Section 4.03.

            (v) The purchaser is a qualified institutional buyer as defined in Rule 144A of the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A, it is acquiring such Class B Certificate for its own account or for the account of a qualified institutional buyer and it understands that such Class B Certificate may be resold, pledged or transferred only (i) to a person who the purchaser reasonably believes is a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (ii) pursuant to another exemption from registration under the Securities Act and applicable state and foreign securities laws.

            (vi) Neither the purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Class B Certificate, any interest in any Class B Certificate or any other similar security of the Transferor or the 1998-C Securitization Trust to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Class B Certificate, any interest in any Class B Certificate or any other similar security of the Transferor or the 1998-C Securitization Trust with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of Class B Certificates under the Securities Act or which would render the disposition of any Class B Certificate a violation of Section 5 of the Securities Act or any state or foreign securities law, require registration or qualification pursuant thereto, or require registration of the 1998-C Securitization Trust or the Transferor as an "investment company" under the Investment Company Act of 1940, as amended, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to any Class B Certificates.

            (vii) The purchaser understands that there is no market, nor is there any assurance that a market will develop, for any Class B Certificates and that the Transferor and the 1998-C Securitization Trust have no obligation to make or facilitate any such market (or to otherwise repurchase such Class B Certificate from the purchaser) under any circumstances.

            (viii) The purchaser has consulted with its own legal counsel, independent accountants and financial advisors to the extent it deems necessary regarding the tax consequences to it of ownership of such Class B Certificate, is aware that its taxable income with respect to such Class B Certificate in any accounting period may not correspond to the cash flow (if any) from such Class B Certificate for such period, and is not purchasing such Class B Certificate in reliance on any representations of the Transferor or its counsel with respect to tax matters.

            (ix) The purchaser has reviewed the Private Placement Memorandum dated December 2, 1998 (the "Private Placement Memorandum"), including the prospectus attached thereto, and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the transaction contemplated by the Private Placement Memorandum and to obtain additional information necessary to verify the accuracy and completeness of any information furnished to the purchaser or to which the purchaser had access.

            (x) The purchaser understands that the Class B Certificates will bear legends substantially as set forth herein.

            (xi) The purchaser agrees to be bound by all the terms and conditions of the related Class of Class B Certificates provided in this 1998-C Securitization Trust Agreement.

4.04   MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

       If (i) any mutilated Certificate is surrendered to the Certificate Registrar (or Bankers Trust Luxembourg S.A. with respect to the Definitive Certificates), or the Certificate Registrar (or Bankers Trust Luxembourg S.A.) receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar (or Bankers Trust Luxembourg S.A. with respect to the Definitive Certificates) and the 1998-C Securitization Trustee such security or indemnity as may be required by them to save each of them and the 1998-C Securitization Trust harmless, then, in the absence of notice that such Certificate has been acquired by a bona fide purchaser, the 1998-C Securitization Trustee on behalf of the 1998-C Securitization Trust shall execute and the 1998-C Securitization Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section, the 1998-C Securitization Trustee may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the 1998-C Securitization Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time, and any such lost, stolen or destroyed Certificate shall, upon issuance of any such duplicate Certificate, be null, void and of no effect.

4.05   PERSONS DEEMED OWNERS.

       Prior to due presentation of a Certificate for registration of transfer, the 1998-C Securitization Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 3.01 and for all other purposes whatsoever, and neither the 1998-C Securitization Trustee, the Certificate Registrar nor any of their respective agents shall be affected by any notice to the contrary.

4.06   ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.

       The Certificate Registrar shall furnish or cause to be furnished to the Servicer, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Servicer, a list, in such form as the Servicer may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interests of any Class (hereinafter referred to as "Applicants") apply in writing to the 1998-C Securitization Trustee, and such application states that the Applicants desire to communicate with other Investor Certificateholders with respect to their rights under this 1998-C Securitization Trust Agreement or under the Certificates and such application is accompanied by a copy of the communication that such Applicants propose to transmit, then the 1998-C Securitization Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access, during normal business hours, to the current list of Investor Certificateholders. Every Certificateholder, by receiving and holding a Certificate, agrees with the Servicer and the 1998-C Securitization Trustee that neither the Servicer nor the 1998-C Securitization Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders under the Agreement, regardless of the source from which such information was derived.

4.07   MAINTENANCE OF OFFICE OR AGENCY.

       The 1998-C Securitization Trustee shall maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange. The initial such agency shall be c/o U.S. Bank Trust National Association, 100 Wall Street, 20th Floor, New York, New York 10005 and, with respect to the Definitive Certificates shall be Bankers Trust Luxembourg S.A., 14 Boulevard F.D. Roosevelt, L-2450, Luxembourg, for so long as any Class A Certificates are listed on the Luxembourg Stock Exchange; provided that a copy of any such Certificate surrendered shall be sent to the 1998-C Securitization Trustee at the Corporate Trust Office. The 1998-C Securitization Trustee shall give prompt written notice to the Transferor, the Servicer and the Certificateholders of any change in the location of any such office or agency. Notices and demands to or upon the 1998-C Securitization Trustee in respect of the Certificates and this 1998-C Securitization Trust Agreement shall not be sent to such office or agency, but shall be sent as set forth in Section 10.02.

4.08   TEMPORARY CERTIFICATES.

       Pending the preparation of definitive Class A-1 Certificates, Class A-2 Certificates or Class A-3 Certificates, the 1998-C Securitization Trust may execute, and the 1998-C Securitization Trustee may authenticate and deliver, temporary Class A-1 Certificates, Class A-2 Certificates or Class A-3 Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Class A-1 Certificates, Class A-2 Certificates or Class A-3 Certificates in lieu of which they are issued. If temporary Class A-1 Certificates, Class A-2 Certificates or Class A-3 Certificates are issued, the Transferor will cause definitive Class A-1 Certificates, Class A-2 Certificates or Class A-3 Certificates to be prepared without unreasonable delay. After the preparation of definitive Class A-1 Certificates, Class A-2 Certificates or Class A-3 Certificates, the temporary Class A-1 Certificates, Class A-2 Certificates or Class A-3 Certificates shall be exchangeable for definitive Class A-1 Certificates, Class A-2 Certificates or Class A-3 Certificates upon surrender of the temporary Class A-1 Certificates, Class A-2 Certificates, or Class A-3 Certificates at the office or agency to be maintained as provided in Section 4.07, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Class A Certificates, the 1998-C Securitization Trust shall execute and the 1998-C Securitization Trustee shall authenticate and deliver in exchange therefor, a like principal amount of definitive Class A Certificates in authorized denominations. Until so exchanged the temporary Class A Certificates shall in all respects be entitled to the same benefits under the Agreement as definitive Class A Certificates.

4.09   BOOK-ENTRY CERTIFICATES.

       The Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates, upon original issuance will be issued in the form of one or more typewritten certificates representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Transferor. The certificate or certificates delivered to DTC evidencing such Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Class A-1 Certificates, the Class A-2 Certificates or the Class A-3 Certificates, except as provided in Section 4.11. Unless otherwise specified in this 1998-C Securitization Trust Agreement, unless and until definitive, fully registered Class A-1 Certificates, Class A-2 Certificates, and Class A-3 Certificates (the "Definitive Certificates") have been issued to Certificate Owners pursuant to Section 4.11:

            (i) the provisions of this Section shall be in full force and effect;

            (ii) the Transferor, the Servicer, the Certificate Registrar and the 1998-C Securitization Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates) as the authorized representative of the Certificate Owners; to the extent that the provisions of this Section conflict with any other provisions of the Agreement, the provisions of this Section shall control;

            (iii) the rights of Certificate Owners shall be exercised only through (or through procedures established by) the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Certificates are issued pursuant to Section 4.11, the initial Clearing Agency will make book-entry transfers among the

       Clearing Agency Participants and receive and transmit distributions of principal and interest on the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates to such Clearing Agency Participants; and

            (iv) whenever this 1998-C Securitization Trust Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Class A-1 Certificates, Class A-2 Certificates or Class A-3 Certificates evidencing a specified aggregate Percentage Interest thereof the Clearing Agency shall be deemed to represent such percentage (if and to the extent that it will act on behalf of Certificate Owners and/or Clearing Agency Participants) only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentages of the beneficial interest in Class A-1 Certificates, Class A-2 Certificates or Class A-3 Certificates and has delivered such instructions to the 1998-C Securitization Trustee.

4.10   NOTICES.

       Whenever notice or other communication to the Class A-1 Certificate-holders, Class A-2 Certificateholders or the Class A-3 Certificateholders is required under this 1998-C Securitization Trust Agreement, other than to the Holder of the Residual Certificate with respect to the Class A-1 Certificates, the Class A-2 Certificates or the Class A-3 Certificates, respectively, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 4.11, the 1998-C Securitization
Trustee and the Servicer shall give all such notices and communications specified herein to be given to Holders of the Class A-1 Certificates, the Class A-2 Certificates or the Class A-3 Certificates to the Clearing Agency. In addition, the 1998-C Securitization Trustee and the Servicer shall give all such notices and communications to the Class A Certificateholders, by publication in a leading daily newspaper of general circulation in Luxembourg or, if publication in Luxembourg is not practical, in Europe. Such publication is expected to be made in the LUXEMBOURGER WORT. Whenever notice or other communication to the holders of definitive Class A Certificates is required under this 1998-C Securitization Trust Agreement, the 1998-C Securitization Trustee and the Servicer shall give all such notices and communications specified herein to the Holders of such Definitive Certificates, for so long as any definitive Class A Certificates are listed on the Luxembourg Stock Exchange, by publication in a leading daily newspaper of general circulation in Luxembourg or, if publication in Luxembourg is not practical, in Europe. Such publication is expected to be made in the LUXEMBOURGER WORT. Notices with respect to any Class of Definitive Certificates (whether Class B Certificates or Class A Certificates), will also be mailed to the addresses of holders thereof at the addresses therefor as they appear in the Certificate Register maintained by the 1998-C Securitization Trustee prior to such mailing. All such notices will be deemed to have been given on the date of such publication or mailing or (prior to the issuance of definitive Class A Certificates) on the date delivered to the Clearing Agency. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this 1998-C Securitization Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder shall receive such notice.

4.11   DEFINITIVE CERTIFICATES.

       The Class B Certificates shall be issued in definitive form on the Closing Date. The Class A Certificates shall be issued in book-entry form on the Closing Date pursuant to Section 4.09 hereof. Definitive Certificates may be issued representing the Class A Certificates thereafter if: (i)(A) the Transferor advises the 1998-C Securitization Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities as described in the letter of representations among the Transferor, the 1998-C Securitization Trustee and the Clearing Agency and (B) the 1998-C Securitization Trustee or the Transferor is unable to locate a qualified successor or (ii) the Transferor at its option, advises the 1998-C Securitization Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency. Following the occurrence of any such event, the 1998-C Securitization Trustee shall notify all Certificate Owners of the occurrence thereof and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the 1998-C Securitization Trustee of the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the 1998-C Securitization Trustee shall issue the Definitive Certificates and deliver such Definitive Certificates in accordance with the instructions of the Clearing Agency. None of the Transferor, the Certificate Registrar or the 1998-C Securitization Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the 1998-C Securitization Trustee shall recognize the Holders of the Definitive Certificates as Class A-1 Certificateholders, Class A-2 Certificateholders, Class A-3 Certificateholders and Class B Certificateholders, as applicable. The 1998-C Securitization Trustee shall not be liable if the 1998-C Securitization Trustee or the Transferor is unable to locate a qualified successor Clearing Agency.

       Holders of Definitive Certificates in Luxembourg may contact Bankers Trust Luxembourg S.A. to arrange for receipt of their Definitive Certificates. Holders of Definitive Certificates in Luxembourg will be able to effect transfers by delivery of the Definitive Certificates to Bankers Trust Luxembourg S.A. with instructions for the transfer of all or part thereof to the proposed transferee thereof. The 1998-C Securitization Trustee is hereby instructed to maintain a paying agent and transfer agent in Luxembourg for so long as any Class A Certificates are listed on the Luxembourg Stock Exchange and the rules of such exchange so require.

4.12   TAX TREATMENT.

       (a) It is the intention of the Transferor and the Investor Certificateholders that the Investor Certificates will be indebtedness of the Transferor for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the 1998-C Securitization Trustee and each Holder of an Investor Certificate (or Certificate Owner) by acceptance of its Investor Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest therein) agree to treat the Investor Certificates (or beneficial interest therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as secured indebtedness of the Transferor and to report the transactions contemplated by this 1998-C Securitization Trust

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

Agreement on all applicable tax returns in a manner consistent with such treatment. Each Holder of an Investor Certificate agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with this 1998-C Securitization Trust Agreement as to treatment as secured indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. Each Holder of an Investor Certificate also agrees that it will not be entitled to any of the tax benefits related to the 1998-C Contracts and 1998-C Leased Vehicles, including any of the depreciation deductions resulting therefrom.

       (b) In the event that, notwithstanding the statement of intentions and undertakings set forth in Section 4.12(a), it is finally determined that the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and/or the Class B Certificates do not evidence indebtedness of the Transferor for all income and franchise tax purposes, but rather represent an equity interest in the assets of the 1998-C Securitization Trust, then the Transferor, the 1998-C Securitization Trustee, each Holder of such Investor Certificate and each Certificate Owner thereof, by virtue of acquiring a beneficial interest therein, all agree (i) to treat such Investor Certificates, together with the Transferor Certificate, as representing an interest in a partnership for all tax purposes, (ii) to treat all payments in respect of such Investor Certificates (to the extent not a return of capital) as a "guaranteed payment" thereon made pursuant to Section 707(c) of the Code, and (iii) to allocate all other items of income, gain, deduction, loss or credit with respect to the assets and operations of the 1998-C Securitization Trust to the Transferor.

4.13   ERISA MATTERS.

       The Transferor shall cause the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates to be registered under Section 12(g) of the Exchange Act within 120 days after December 31, 1998, and, with respect to each such Class of Class A Certificates, maintain such registration until the Class Certificate Balance of such Class of Class A Certificates (after giving effect to any reimbursements of Certificate Principal Loss Amounts allocated thereto) is reduced to zero.

                                   ARTICLE V

                                THE TRANSFEROR

5.01   REPRESENTATIONS OF TRANSFEROR.

       The Transferor hereby makes the following representations on which the 1998-C Securitization Trustee relies in accepting the 1998-C SUBI and 1998-C SUBI Certificate in trust and authenticating the Certificates. The representations speak as of the execution and delivery of this 1998-C Securitization Trust Agreement, but shall survive the sale, transfer and assignment of the 1998-C SUBI and 1998-C SUBI Certificate to the 1998-C Securitization Trustee.

       (a) ORGANIZATION AND GOOD STANDING. The Transferor is a corporation duly incorporated and validly existing and in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and has power, authority and legal right to acquire, own and sell the 1998-C SUBI and 1998-C SUBI Certificate.

       (b) DUE REGISTRATION. The Transferor is duly registered as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, except where the failure to so qualify or to have obtained such licenses and approvals would not have a material adverse effect on the earnings, business affairs or business prospects of the Transferor.

       (c) POWER AND AUTHORITY. The Transferor has the power and authority to execute and deliver this 1998-C Securitization Trust Agreement and to carry out its terms, the Transferor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the 1998-C Securitization Trustee as part of the 1998-C Securitization Trust and has duly authorized such sale and assignment to the 1998-C Securitization Trustee by all necessary action; and the execution, delivery and performance of this 1998-C Securitization Trust Agreement have been duly authorized by the Transferor by all necessary corporate action.

       (d) VALID SALE: BINDING OBLIGATIONS. This 1998-C Securitization Trust Agreement evidences a valid sale, transfer and assignment of the 1998-C SUBI Certificate and the assets of the 1998-C SUBI evidenced thereby (which do not include any proceeds of the Residual Value Insurance Policies), and constitutes a legal, valid and binding obligation of the Transferor enforceable in accordance with its terms, in each case except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

       (e) NO VIOLATION. The consummation of the transactions contemplated by this 1998-C Securitization Trust Agreement and the fulfillment of the terms of this 1998-C Securitization Trust Agreement do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the Articles of Incorporation or Bylaws of the Transferor, or conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Transferor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than those contemplated by this 1998-C Securitization Trust Agreement and any documents related hereto); nor violate any law or, to the best of the Transferor's knowledge, any order, rule or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties; which breach, default, conflict, lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Transferor.

       (f) NO PROCEEDINGS. There are no proceedings or investigations pending, or to the Transferor's knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties: (i) asserting the invalidity of this 1998-C Securitization Trust Agreement or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this 1998-C Securitization Trust Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this 1998-C Securitization Trust Agreement or the Certificates or (iv) relating to the Transferor and which might adversely affect the federal or Delaware income tax attributes of the Certificates.

       (g) TITLE TO 1998-C SUBI CERTIFICATE. Prior to the transfer pursuant to this 1998-C Securitization Trust Agreement, the Transferor has good title to, and is the sole legal and beneficial owner of, the 1998-C SUBI Certificate, free and clear of all Liens, except as provided for in the Back-Up Security Agreement.

       (h) CONSENTS AND APPROVALS. The Transferor has obtained or made all necessary licenses, consents, approvals, waivers and notifications of creditors, lessors and other nongovernmental Persons, in each case in connection with the execution and delivery of this 1998-C Securitization Trust Agreement and the consummation of all the transactions herein contemplated, and the Transferor is not required to obtain the consent of any other party or the consent, license, approval, or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this 1998-C Securitization Trust Agreement.

5.02   LIABILITY OF TRANSFEROR: INDEMNITIES.

       The Transferor shall be liable in accordance with this 1998-C Securitization Trust Agreement only to the extent of the obligations in this 1998-C Securitization Trust Agreement specifically undertaken by the Transferor in such capacity under this 1998-C Securitization Trust Agreement and shall have no other obligations or liabilities hereunder.

5.03 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, TRANSFEROR; CERTAIN LIMITATIONS.

       (a) Any Person (i) into which the Transferor may be merged or consolidated, (ii) which may result from any merger, conversion or consolidation to which the Transferor shall be a party or (iii) which may succeed to all or substantially all of the business of the Transferor, shall be the successor to the Transferor under this 1998-C Securitization Trust Agreement without the execution or filing of any document or any further act on the part of any of the parties to this 1998-C Securitization Trust Agreement, except that if the Transferor in any of the foregoing cases is not the surviving entity, then the surviving entity shall execute an agreement of assumption to perform every obligation of the Transferor either generally or specifically as provided herein. The Transferor shall provide prior notice of any merger, consolidation or succession pursuant to this Section to each Rating Agency.

       (b) Subject to subparagraphs (c) and (d) below, the purpose of the Transferor shall be to engage in any lawful activity for which a corporation may be organized under the laws of the State of California other than the banking business, the trust company business or the practice of a profession that is permitted to be incorporated under the California Corporations Code.

       (c) Notwithstanding subparagraph (b) above, the purpose of the Transferor shall be limited to the following purposes and activities incidental to and necessary or convenient to accomplish the following purposes:

            (i) to acquire from time to time from TMCC all right, title and interest in and to the SUBI Certificates evidencing units of beneficial interest in the SUBI Assets;

            (ii) to acquire, own, hold, service, sell, assign, pledge and otherwise deal with the SUBI Certificates and SUBI Assets, related insurance policies, related agreements with TMCC and any proceeds or further rights associated with any of the foregoing;

            (iii) to sell, assign, transfer, convey and/or pledge all or any part of each such SUBI Certificate to one or more trusts or other persons or legal entities pursuant to one or more securitization trust agreements, indentures or similar agreements (the "Agreements") to be entered into by and among TMCC, as Servicer, the Transferor and each other pledgee or transferee named therein (the "Transferees");

            (iv) to sell any series or class of asset-backed certificates or other securities issued by or evidencing interests in the transferees or obligations of the transferees or the Transferor under the related Agreements, including the Investor Certificates ("Securities");

            (v) to hold and enjoy all of the rights and privileges of any Securities so issued under the related Agreements;

            (vi)     to perform its obligations under the Agreements; and

            (vii) to engage in any activity and to exercise any powers permitted to corporations under the laws of the State of California that are related or incidental to the foregoing and necessary, convenient or advisable to accomplish the foregoing.

     (d) Notwithstanding any other provision of this Section and any provision of law, the Transferor shall not do any of the following:

          (i) engage in any business or activity other than as set forth in clauses (b) and (c) above;

          (ii) without the affirmative vote of a majority of the members of the Board of Directors of the Transferor (which must include the affirmative vote of all Independent Directors of the Transferor, as required by the certificate of incorporation of the Transferor), (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator
     (or other similar official) of the Transferor or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any corporate action in furtherance of the actions set forth in clauses (A) through (F) above;

          (iii) without the affirmative vote of the members of the Board of Directors of the Transferor (including each Independent Director), merge or consolidate with any other corporation, company or entity or sell all or substantially all of its assets or acquire all or substantially all of the assets or capital stock or other ownership interest of any other corporation, company or entity; PROVIDED that such restrictions shall not
     (a) limit the acquisition of the 1998-C SUBI Certificate or the 1998-C SUBI Insurance Certificate from TMCC, the 1998-C Securitization Trustee or any other Person, or the acquisition of any other SUBI Certificate from TMCC or any other Person, or (b) limit the ability of the Transferor to sell, assign, transfer, convey and/or pledge all or any part of any SUBI Certificate in accordance with Section 5.03(c)(ii) and (iii) hereof, on which there shall be no such restriction; or

          (iv) so long as any outstanding debt of the Transferor or Securities are rated by any nationally recognized statistical rating agency, issue unsecuritized notes or otherwise borrow money unless:

               (A) the Transferor has made a written request to the related nationally recognized rating agency to issue unsecured notes or incur borrowings and such notes or borrowings are rated by the related nationally recognized rating agency the same as or higher than the rating afforded any outstanding rated debt or Securities; or

               (B) such notes or borrowings (1) are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt and/or Securities) or are nonrecourse against any assets of the Transferor other than the assets pledged to secure such notes or borrowings, (2) do not constitute a claim against the Transferor in the event that such assets are insufficient to pay such notes or borrowings, and (3) where such notes or borrowings are secured by the rated debt or Securities, are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt and/or Securities) to such rated debt or Securities.

5.04 LIMITATION ON LIABILITY OF TRANSFEROR AND OTHERS.

     The Transferor and any director or officer or employee or agent of the Transferor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under this 1998-C Securitization Trust Agreement.

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

5.05 TRANSFEROR MAY OWN INVESTOR CERTIFICATES.

     Each of the Transferor and any Person controlling, controlled by or under common control with the Transferor may in its individual or any other capacity become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Transferor or such an affiliate thereof except as otherwise specifically provided in the definition of the term "Certificateholder." Investor Certificates so owned by or pledged to the Transferor or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this 1998-C Securitization Trust Agreement, without preference, priority or distinction as among all of the Investor Certificates. The Transferor will give notice to each Rating Agency if any such controlling or commonly controlled Person shall at any time become the owner or pledgee of Investor Certificates.

5.06 NO TRANSFER.

     The Transferor on behalf of itself and its successors and assigns hereby covenants that it will not transfer, pledge or assign to any Person (a) the Transferor Certificate or any part of its right to receive any Excess Amounts pursuant to Section 3.01(i) or (b) the 1998-C SUBI Insurance Certificate, except as expressly set forth in the 1998-C SUBI Supplement.

5.07 TAX MATTERS PARTNER.

     In the event that the 1998-C Securitization Trust is recharacterized as a partnership for tax purposes, the Transferor shall act as "Tax Matters Partner" (i) to represent the Transferor and the Class B Certificateholders, in their capacities as partners in a partnership for tax purposes, before taxing authorities or courts of competent jurisdiction in any tax matters affecting the 1998-C Securitization Trust as a tax partnership; and (ii) to execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents binding the Class B Certificateholders with respect to such tax matters or otherwise affecting their rights, including, but not limited to, extending the statute of limitations for assessment of tax deficiencies against the Class B Certificateholders and adjusting the 1998-C Securitization Trust's federal, state or local tax returns. In the event of such recharacterization, the Transferor shall provide written notice of such recharacterization to the 1998-C Securitization Trustee. The Transferor shall not be liable to the 1998-C Securitization Trust or to any Certificateholder for any action taken or omitted by the Transferor with regard to such tax matters or otherwise as a result of its holding the position of Tax Matters Partner.

5.08 MATURITY ADVANCES.

     If, with respect to any Class of Certificates, on the related Targeted Maturity Date or any subsequent relevant Certificate Payment Date the aggregate of amounts available in the 1998-C SUBI Certificateholders' Account, the 1998-C SUBI Collection Account or from other sources to be paid in respect of the Adjusted Class A-1 Certificate Balance, the Adjusted Class A-2 Certificate Balance, the Adjusted Class A-3 Certificate Balance or the Adjusted Class B Certificate Balance pursuant to Section 3.01 of this 1998-C Securitization Trust Agreement are insufficient to reduce such Adjusted Class A-1 Certificate Balance, Adjusted Class A-2 Certificate Balance, Adjusted

Class A-3 Certificate Balance or Adjusted Class B Certificate Balance to zero, as applicable, and to reimburse all unreimbursed Certificate Principal Loss Amounts previously allocated thereto, the Transferor may, at its sole option, make a Maturity Advance with respect to such shortfall to the Servicer or the 1998-C Securitization Trustee for deposit into the 1998-C SUBI Collection Account; PROVIDED, HOWEVER, that any such Maturity Advance must be made pursuant to the payment priorities set forth in Section 3.01(l)(ii).

                                  ARTICLE VI

                         THE 1998-C SECURITIZATION TRUSTEE

6.01 DUTIES OF THE 1998-C SECURITIZATION TRUSTEE.

     (a) The 1998-C Securitization Trustee, both prior to and after the occurrence of an Event of Servicing Termination under the 1998-C SUBI Servicing Supplement, undertakes to perform such duties and only such duties as are specifically set forth in this 1998-C Securitization Trust Agreement.

     (b) The 1998-C Securitization Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the 1998-C Securitization Trustee that shall be specifically required to be furnished pursuant to any provision of this 1998-C Securitization Trust Agreement, shall examine them to determine whether they conform on their face to the requirements of this 1998-C Securitization Trust Agreement.

     (c) No provision of this 1998-C Securitization Trust Agreement shall be construed to relieve the 1998-C Securitization Trustee from liability for its own negligent action, its own negligent failure to act, its own bad faith or its own willful misfeasance; PROVIDED, HOWEVER, that:

          (i) the duties and obligations of the 1998-C Securitization Trustee shall be determined solely by the express provisions of this 1998-C Securitization Trust Agreement, the 1998-C Securitization Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this 1998-C Securitization Trust Agreement, no implied covenants or obligations shall be read into this 1998-C Securitization Trust Agreement against the 1998-C Securitization Trustee, the permissive right of the 1998-C Securitization Trustee to do things enumerated in this 1998-C Securitization Trust Agreement shall not be construed as a duty and, in the absence of bad faith on the part of the 1998-C Securitization Trustee, the 1998-C Securitization Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the 1998-C Securitization Trustee and conforming on their face to the requirements of this 1998-C Securitization Trust Agreement;

          (ii) the 1998-C Securitization Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the 1998-C Securitization Trustee was negligent in performing its duties in accordance with the terms of this 1998-C Securitization Trust Agreement; and

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

          (iii) the 1998-C Securitization Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with the direction of the Holders of Investor Certificates evidencing not less than 51% of the aggregate Percentage Interest relating to the time, method and place of conducting any proceeding for any remedy available to the 1998-C Securitization Trustee, or exercising any trust or power conferred upon the 1998-C Securitization Trustee, under this 1998-C Securitization Trust Agreement or the Titling Trust Agreement (as supplemented by the 1998-C SUBI Supplement).

     (d) The 1998-C Securitization Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this 1998-C Securitization Trust Agreement, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (e) All information obtained by the 1998-C Securitization Trustee regarding the Obligors and the Contracts contained in the 1998-C SUBI, whether upon the exercise of its rights under this 1998-C Securitization Trust Agreement or otherwise, shall be maintained by the 1998-C Securitization Trustee in confidence and shall not be disclosed to any other Person, unless such disclosure is required by any applicable law or regulation or pursuant to subpoena.

     (f) Pursuant to Section 3.03(a) of the 1998-C SUBI Servicing Supplement, in the event that the 1998-C Securitization Trustee discovers that a representation or warranty with respect to a 1998-C Contract was incorrect as of the time specified with respect to such representation and warranty and such incorrectness materially and adversely affects such 1998-C Contract, the 1998-C Securitization Trustee shall give prompt written notice to the Servicer and the Titling Trustee of such incorrectness.

6.02 CERTAIN MATTERS AFFECTING THE 1998-C SECURITIZATION TRUSTEE.

     (a)       Except as otherwise provided in Section 6.01:

          (i) the 1998-C Securitization Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of an authorized signatory, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) the 1998-C Securitization Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this 1998-C Securitization Trust Agreement in good faith and in accordance with such Opinion of Counsel;

          (iii) the 1998-C Securitization Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this 1998-C Securitization Trust Agreement or

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

     the Titling Trust Agreement (as supplemented by the 1998-C SUBI Supplement), or to institute, conduct or defend any litigation under this 1998-C Securitization Trust Agreement or the Titling Trust Agreement (as supplemented by the 1998-C SUBI Supplement), or in relation to this 1998-C Securitization Trust Agreement or the Titling Trust Agreement (as supplemented by the 1998-C SUBI Supplement), at the request, order or direction of any of the Certificateholders pursuant to the provisions of this 1998-C Securitization Trust Agreement or the Titling Trust Agreement (as supplemented by the 1998-C SUBI Supplement), unless such Certificate-holders shall have offered to the 1998-C Securitization Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby;

          (iv) the 1998-C Securitization Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this 1998-C Securitization Trust Agreement;

          (v) the 1998-C Securitization Trustee shall not be bound to recalculate, reverify, or make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interest of any Class; PROVIDED, HOWEVER, that if the payment within a reasonable time to the 1998-C Securitization Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the 1998-C Securitization Trustee, not reasonably assured to the 1998-C Securitization Trustee by the security afforded to it by the terms of this 1998-C Securitization Trust Agreement, the 1998-C Securitization Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Transferor or, if paid by the 1998-C Securitization Trustee, shall be reimbursed by the Transferor upon demand; and nothing in this clause shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors; and

          (vi) the 1998-C Securitization Trustee may execute any of the trusts or powers under this 1998-C Securitization Trust Agreement or perform any duties under this 1998-C Securitization Trust Agreement either directly or by or through agents or attorneys or a custodian.

     (b) No Certificateholder will have any right to institute any proceeding with respect to this 1998-C Securitization Trust Agreement except upon satisfying the conditions set forth in Section 9.03(c).

6.03 1998-C SECURITIZATION TRUSTEE NOT LIABLE FOR CERTIFICATES OR CONTRACTS.

     The 1998-C Securitization Trustee makes no representations as to the validity or sufficiency of this 1998-C Securitization Trust Agreement or of the Certificates (other than the execution by the 1998-C Securitization Trustee on behalf of the 1998-C Securitization
Trust of, and the certificate of authentication on, the Certificates), or of the 1998-C SUBI or 1998-C SUBI Certificate. The 1998-C Securitization
Trustee shall have no obligation to perform any of the duties of the Transferor unless explicitly set forth in this 1998-C Securitization Trust Agreement. The 1998-C Securitization Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of the 1998-C SUBI or 1998-C SUBI Certificate or any 1998-C Contract, any ownership interest in any 1998-C Leased Vehicle, or the maintenance of any such ownership interest, or for or with respect to the efficacy of the 1998-C Securitization Trust or its ability to generate the payments to be distributed to Certificateholders under this 1998-C Securitization Trust Agreement, including without limitation the validity of the assignment of the 1998-C SUBI or 1998-C SUBI Certificate to the 1998-C Securitization Trust or of any intervening assignment; the existence, condition, location and ownership of any 1998-C Contract or 1998-C Leased Vehicle; the existence and enforceability of any physical damage or credit life or credit disability insurance; the existence and contents of any 1998-C Contract or any computer or other record thereof; the completeness of any 1998-C Contract; the performance or enforcement of any 1998-C Contract; the compliance by the Transferor with any covenant or the breach by the Transferor of any warranty or representation made under this 1998-C Securitization Trust Agreement or in any related document and the accuracy of any such warranty or representation prior to the 1998-C Securitization Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; the acts or omissions of the Transferor or the Servicer; or any action by the 1998-C Securitization Trustee taken at the instruction of the Servicer PROVIDED, HOWEVER, that the foregoing shall not relieve the 1998-C Securitization Trustee of its obligation to perform its duties under this 1998-C Securitization Trust Agreement.

     Except with respect to a claim based on the failure of the 1998-C Securitization Trustee to perform its duties under this 1998-C Securitization Trust Agreement or based on the 1998-C Securitization Trustee's willful misconduct, bad faith or negligence, no recourse shall be had for any claim based on any provision of this 1998-C Securitization Trust Agreement, the Certificates, the 1998-C SUBI or 1998-C SUBI Certificate or assignment thereof against the institution serving as the 1998-C Securitization Trustee in its individual capacity. The 1998-C Securitization Trustee shall not have any personal obligation, liability or duty whatsoever to any Certificateholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the 1998-C Securitization Trust or any indemnitor who shall furnish indemnity as provided in this 1998-C Securitization Trust Agreement. The 1998-C Securitization Trustee shall not be accountable for the use or application by the Transferor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the 1998-C SUBI or 1998-C SUBI Certificate.

6.04 1998-C SECURITIZATION TRUSTEE MAY OWN CERTIFICATES.

     The 1998-C Securitization Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the 1998-C Securitization Trustee.

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

6.05 1998-C SECURITIZATION TRUSTEE'S FEES AND EXPENSES.

     The 1998-C Securitization Trustee shall be entitled to reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts created by this 1998-C Securitization Trust Agreement and in the exercise and performance of any of the powers and duties of the 1998-C Securitization Trustee under this 1998-C Securitization Trust Agreement, and payment or reimbursement upon its request for all reasonable expenses, disbursements and advances incurred or made by the 1998-C Securitization Trustee in its capacity as 1998-C Securitization Trustee in accordance with any of the provisions of this 1998-C Securitization Trust Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ in each case to the extent their services are provided in connection with the 1998-C Securitization Trustee's administration of this 1998-C Securitization Trust Agreement) except any such expense, disbursement or advance as may arise from its negligence, willful misfeasance or bad faith or that is the responsibility of Certificateholders under this 1998-C Securitization Trust Agreement. Such compensation and reimbursement shall be paid as set forth in Sections 3.01(c) and (g) hereof.

6.06 ELIGIBILITY REQUIREMENTS FOR 1998-C SECURITIZATION TRUSTEE.

     The 1998-C Securitization Trustee under this 1998-C Securitization Trust Agreement shall at all times be a national banking association or State banking institution; and organized and doing business under the laws of any State or the United States; authorized under such laws to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having a long-term deposit rating no lower than Baa3 by Moody's, so long as Moody's is a Rating Agency, or be otherwise acceptable to each Rating Agency, as evidenced by a letter to such effect from each of them.

     If the 1998-C Securitization Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the 1998-C Securitization Trustee shall cease to be eligible in accordance with the provisions of this Section, the 1998-C Securitization Trustee shall resign immediately in the manner and with the effect specified in Section 6.07.

6.07 RESIGNATION OR REMOVAL OF 1998-C SECURITIZATION TRUSTEE.

     (a) RESIGNATION. The 1998-C Securitization Trustee may at any time resign and be discharged from the trusts created by this 1998-C Securitization Trust Agreement by giving written notice thereof to the Transferor. Upon receiving such notice of resignation, the Transferor shall promptly appoint a successor 1998-C Securitization Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning 1998-C Securitization Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning

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

Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (b) REMOVAL. If at any time the 1998-C Securitization Trustee shall cease to be eligible in accordance with the provisions of Section 6.06 and shall fail to resign after written request therefor by the Transferor, or if at any time the 1998-C Securitization Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the 1998-C Securitization Trustee or of its property shall be appointed, or any public officer shall take charge or control of the 1998-C Securitization Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor may remove the 1998-C Securitization Trustee. If it shall remove the 1998-C Securitization Trustee under the authority of the immediately preceding sentence, the Transferor shall promptly appoint a successor 1998-C Securitization Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the 1998-C Securitization Trustee so removed and one copy to the successor 1998-C Securitization Trustee, and arrange for the payment of all fees owed to the outgoing 1998-C Securitization Trustee.

     (c) EFFECTIVE DATE OF RESIGNATION OR REMOVAL. Any resignation or removal of the 1998-C Securitization Trustee and appointment of a successor 1998-C Securitization Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor 1998-C Securitization Trustee as provided in Section 6.08. The Servicer shall give each Rating Agency notice of any such resignation or removal of the 1998-C Securitization Trustee and appointment and acceptance of a successor Trustee.

6.08 SUCCESSOR 1998-C SECURITIZATION TRUSTEE.

     Any successor 1998-C Securitization Trustee appointed as provided in
Section 6.07 shall execute, acknowledge and deliver to the Transferor and to its predecessor 1998-C Securitization Trustee an instrument accepting such appointment under this 1998-C Securitization Trust Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this 1998-C Securitization Trust Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it under this 1998-C Securitization Trust Agreement; and the Transferor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 6.06. Upon acceptance of appointment by a successor Trustee as provided in this Section, the Transferor shall cause notice of the successor of such Trustee under this 1998-C Securitization Trust Agreement to be mailed to all Certificateholders at their addresses as shown in the Certificate Register and shall give notice by mail to each Rating Agency. If the Transferor fails to mail or cause to be mailed such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Transferor.

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

6.09 MERGER OR CONSOLIDATION OF 1998-C SECURITIZATION TRUSTEE.

     Any corporation (i) into which the 1998-C Securitization Trustee may be merged or consolidated, (ii) which may result from any merger, conversion or consolidation to which the 1998-C Securitization Trustee shall be a party, or
(iii) which may succeed to the corporate trust business of the 1998-C Securitization Trustee, shall be the successor of the 1998-C Securitization Trustee hereunder, provided such corporation shall be eligible pursuant to
Section 6.06, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except that if the 1998-C Securitization Trustee in any of the foregoing cases is not the surviving entity, then the surviving entity shall assume and agree to perform every obligation of the 1998-C Securitization Trustee, either generally or particularly as provided herein. Notice of any such event shall be given by the 1998-C Securitization Trustee to each Rating Agency.

6.10 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

     (a) Notwithstanding any other provisions of this 1998-C Securitization Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the 1998-C Securitization Trust may at the time be located, the Transferor and the 1998-C Securitization Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act jointly with the 1998-C Securitization Trustee, or separate trustee or separate trustees, of all or any part of the 1998-C Securitization Trust, and to vest in such Person, in such capacity and for the benefit of the Certificateholders, such title to the 1998-C Securitization Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Transferor and the 1998-C Securitization Trustee may consider necessary or desirable. If the Transferor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the 1998-C Securitization Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this 1998-C Securitization Trust Agreement shall be required to meet the terms of eligibility as a successor Trustee pursuant to Section 6.06, and no notice of a successor Trustee shall be required pursuant to
Section 6.08 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 6.08.

     (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the 1998-C Securitization Trustee shall be conferred upon and exercised or performed by the 1998-C Securitization Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the 1998-C Securitization Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the 1998-C Securitization Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the 1998-C Securitization Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the 1998-C Securitization Trustee;

          (ii) no trustee under this 1998-C Securitization Trust Agreement shall be personally liable by reason of any act or omission of any other trustee under this 1998-C Securitization Trust Agreement; and

          (iii) the Transferor and the 1998-C Securitization Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the 1998-C Securitization Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this 1998-C Securitization Trust Agreement and the conditions of this Section. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the 1998-C Securitization Trustee or separately, as may be provided therein, subject to all the provisions of this 1998-C Securitization Trust Agreement, specifically including every provision of this 1998-C Securitization Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the 1998-C Securitization Trustee. Each such instrument shall be filed with the 1998-C Securitization Trustee and a copy thereof given to the Transferor and the Servicer.

     (d) Any separate trustee or co-trustee may at any time appoint the 1998-C Securitization Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this 1998-C Securitization Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the 1998-C Securitization Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this 1998-C Securitization Trust Agreement, the appointment of any separate trustee or co-trustee shall not relieve the 1998-C Securitization Trustee of its obligations and duties under this 1998-C Securitization Trust Agreement.

6.11 REPRESENTATIONS AND WARRANTIES OF 1998-C SECURITIZATION TRUSTEE.

     The 1998-C Securitization Trustee makes the following representations and warranties on which the Transferor and Certificateholders may rely:

     ORGANIZATION AND GOOD STANDING. The 1998-C Securitization Trustee is a national banking association organized, existing and in good standing under the laws of the United States.

     POWER AND AUTHORITY. The 1998-C Securitization Trustee has full power, authority and right to execute, deliver and perform this 1998-C
Securitization Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this 1998-C Securitization Trust Agreement.

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

     DUE EXECUTION. This 1998-C Securitization Trust Agreement has been duly executed and delivered by the 1998-C Securitization Trustee.

     ENFORCEABILITY. This 1998-C Securitization Trust Agreement constitutes the legal, valid and binding obligation of the 1998-C Securitization Trustee, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity.

6.12 TAX RETURNS.

     The 1998-C Securitization Trustee shall, at the written direction of the Servicer and on behalf of the Transferor, prepare or shall cause to be prepared any required federal tax information returns (in a manner consistent with the treatment of the Investor Certificates as indebtedness) and shall file and distribute such forms as required by law. The Servicer shall prepare or cause to be prepared any federal and state tax returns that may be required with respect to the 1998-C Securitization Trust or the assets of the 1998-C Securitization Trust and shall deliver any such returns to the 1998-C Securitization Trustee for signature at least five days prior to the date such returns are required by law to be filed. The 1998-C Securitization Trust shall not elect to be treated as an association under Treasury Regulations Section 301.7701-3(a) for federal income tax purposes.

6.13 1998-C SECURITIZATION TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF CERTIFICATES.

     All rights of action and claims under this 1998-C Securitization Trust Agreement or the Certificates may be prosecuted and enforced by the 1998-C Securitization Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the 1998-C Securitization Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the 1998-C Securitization Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

6.14 SUIT FOR ENFORCEMENT.

     If an Event of Servicing Termination shall occur and be continuing under the Titling Trust Agreement, as supplemented by the 1998-C SUBI Servicing Supplement with respect to the 1998-C SUBI Portfolio, the 1998-C Securitization Trustee, in its discretion may, subject to the provisions of Sections 6.01 and 6.02 hereof and Sections 6.01(b) and 6.01(c) of the 1998-C SUBI Servicing Supplement, proceed to protect and enforce its rights and the rights of the Certificateholders under this 1998-C Securitization Trust Agreement, the Titling Trust Agreement and the 1998-C SUBI Servicing Supplement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained herein or therein or in aid of the execution of any power granted herein or therein or for the enforcement of any other legal, equitable or other remedy as the 1998-C Securitization Trustee, being advised by counsel, shall

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deem most effectual to protect and enforce any of the rights of the 1998-C
Securitization Trustee or the Certificateholders.

6.15 RIGHTS OF CERTIFICATEHOLDERS TO DIRECT 1998-C SECURITIZATION TRUSTEE.

     Holders of Investor Certificates evidencing not less than 25% of the Voting Interests of the Certificates, voting together as a single class, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the 1998-C Securitization Trustee under this 1998-C Securitization Trust Agreement (including to direct the 1998-C Securitization Trustee to take or withhold any action with respect to the TMCC Demand Notes), or exercising any trust or power conferred on the 1998-C Securitization Trustee by this 1998-C Securitization Trust Agreement; PROVIDED, HOWEVER, that (a) if any greater Percentage Interest is required to cause any action to be taken under the Titling Trust Agreement or the 1998-C SUBI Supplement by the 1998-C Securitization Trustee in its capacity as a transferee of the 1998-C SUBI Certificate, the greater Percentage Interest shall prevail; (b) subject to Sections 6.01 and 6.02, the 1998-C Securitization Trustee shall have the right to decline to follow any such direction if the 1998-C Securitization Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the 1998-C Securitization Trustee in good faith shall determine that the proceedings so directed would be illegal or subject it to personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and (c) nothing in this 1998-C Securitization Trust Agreement shall impair the right of the 1998-C Securitization Trustee to take any action deemed proper by the 1998-C Securitization Trustee and which is not inconsistent with such direction by the Certificateholders.

6.16 NO PETITION.

     The 1998-C Securitization Trustee covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Investor Certificates has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the 1998-C Securitization Trustee will not institute against, or join any other Person in instituting against the Transferor, TMCC, the Titling Trustee or the Titling Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the 1998-C Securitization Trustee's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This Section shall survive the termination of this 1998-C Securitization Trust Agreement or the resignation or removal of the 1998-C Securitization Trustee under this 1998-C Securitization Trust Agreement.

6.17 NEGATIVE PLEDGE.

     Except as expressly set forth herein with respect to the disposition of the assets of the 1998-C Securitization Trust in connection with the termination of the 1998-C Securitization Trust pursuant to Section 7.01, the 1998-C Securitization Trustee shall not sell, assign, pledge, convey or otherwise transfer to any person the 1998-C SUBI Certificate or any interest therein.

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                                  ARTICLE VII

                                  TERMINATION

7.01 TERMINATION OF THE 1998-C SECURITIZATION TRUST.

     (a) The 1998-C Securitization Trust and the respective obligations and responsibilities of the Transferor and the 1998-C Securitization Trustee shall terminate upon the earliest of (i) the maturity, sale or other liquidation, as the case may be, of the last outstanding 1998-C Contract and 1998-C Leased Vehicle evidenced by the 1998-C SUBI and the distribution of all proceeds thereof (other than proceeds of Residual Value Insurance Policies), together with all amounts on deposit in all 1998-C SUBI Accounts and the Reserve Fund in the manner provided in Section 3.01, (ii) the purchase by the Transferor of the corpus of the 1998-C Securitization Trust as described in Section 7.02 (except that the 1998-C Securitization Trust shall continue solely for the limited purposes set forth in (b) and (c) below), (iii) the day following the Monthly Allocation Date on which the Class A-1 Certificate Balance, the Class A-2 Certificate Balance, the Class A-3 Certificate Balance and the Class B Certificate Balance have been reduced to zero and all Loss Amounts and Certificate Principal Loss Amounts have been reimbursed, (iv) on the occurrence of a Swap Termination and the subsequent liquidation of the assets of the 1998-C Securitization Trust and the distribution of the net proceeds thereof to Certificateholders, the 1998-C Securitization Trustee, the Titling Trustee and the Transferor pursuant to
Section 3.01(o) of this 1998-C Securitization Trust Agreement, or (v) the expiration, disposition or termination of the 1998-C SUBI; PROVIDED, HOWEVER, that in no event shall the trust created by this 1998-C Securitization Trust Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, late ambassador of the United States of America to the Court of St. James', living on the date of the Agreement. The Transferor shall promptly notify the 1998-C Securitization Trustee and each Rating Agency of any prospective termination of the 1998-C Securitization Trust.

     (b) Notice of any termination, specifying the Monthly Allocation Date upon which the final distribution on, and retirement of, the Certificates shall occur, shall be given promptly by the 1998-C Securitization Trustee. For so long as any Class A Certificates are listed on the Luxembourg Stock Exchange, such notice shall be given by publication in a leading daily newspaper of general circulation in Luxembourg, or, if publication in Luxembourg is not practical, in Europe (such publication is expected to be made in the LUXEMBOURGER WORT). With respect to any Class A or Class B Definitive Certificates that are issued such notice shall also be given by letter to Certificateholders mailed not later than the 15th day and not earlier than the 30th day prior to the date on which such final distribution is expected to occur specifying (A) the Certificate Payment Date upon which final payment of the Certificates shall be made upon presentation and surrender of Certificates at the Corporate Trust Office or such other office of the 1998-C Securitization Trustee therein specified, or, in the case of any Definitive Class A Certificates, to the 1998-C Securitization Trustee or the Paying Agent in Luxembourg, (B) the amount of any such final payment and
(C) if applicable, that the related Record Date for such Certificate Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the locations therein specified. Such notices will be mailed to the addresses of the holders thereof as they appear in the Certificate Register maintained by the Trustee on the Record Date preceding

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

such mailing. Such notices will be deemed to have been given on the date of such publication or mailing. The 1998-C Securitization Trustee shall give such notice to the Certificate Registrar (if other than the 1998-C Securitization Trustee) at the time such notice is given to Certificateholders.

     (c) In the event such notice is given, in the case of an optional purchase of the 1998-C Securitization Trust corpus pursuant to Section 7.02, the Transferor shall deposit into the 1998-C SUBI Collection Account, the amount specified in Section 7.02. Upon presentation and surrender of the Certificates, the 1998-C Securitization Trustee shall cause to be paid to Certificateholders so surrendering amounts payable on such Certificate Payment Date pursuant to Section 3.01. No further interest will accrue with respect to any Investor Certificate from and after the final Certificate Payment Date with respect thereto.

     (d) In the event that all of the Certificateholders shall not have surrendered their Certificates for retirement within six months after the date specified in the above-mentioned written notice, the 1998-C Securitization Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for retirement and receive the final distribution with respect thereto. If within one year after the second notice any Certificates shall not have been surrendered for retirement, the 1998-C Securitization Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain subject to this 1998-C Securitization Trust Agreement. Any funds remaining in the 1998-C Securitization Trust after exhaustion of such remedies shall be distributed by the 1998-C Securitization Trustee at the request of the Transferor to the Transferor, and such remaining Certificateholders shall look solely to the Transferor for such funds.

7.02 OPTIONAL PURCHASE OF 1998-C SUBI.

     On each Monthly Allocation Date on or after the Class A-3 Targeted Maturity Date, if either before or after giving effect to any allocations, applications or payments in respect of principal required to be made on such Monthly Allocation Date, the Investor Balance shall be less than or equal to $74,998,873.25 (10% of the Aggregate Net Investment Value as of the Cutoff
Date) or amounts sufficient to effectively reduce the Investor Balance to such amount have been deposited in the 1998-C SUBI Collection Account on such date, the Transferor shall have the option to purchase the Investor Certificateholders' interest in the corpus of the 1998-C Securitization Trust and to effect a termination of the Trust. To exercise such option, the Transferor shall notify the 1998-C Securitization Trustee and the Servicer, in writing, no later than the fifteenth day of the month preceding the month in which such purchase is to be effected, and shall deposit in the 1998-C SUBI Collection Account an amount equal to the greater of (i) the Aggregate Net Investment Value as of the last day of the preceding Collection Period, and (ii) the sum of (A) the Adjusted Class A-1 Certificate Balance, the Adjusted Class A-2 Certificate Balance, the Adjusted Class A-3 Certificate Balance and the Adjusted Class B Certificate Balance, (B) any accrued and unpaid interest with respect to the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class B Certificates, (C) any unreimbursed Certificate Principal Loss Amounts, allocated to any Class of Investor Certificates (and interest accrued thereon), (D) any unreimbursed Advances or compensation payable to the Servicer through such date and (E) any compensation or

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

reimbursements due to the Servicer, the Titling Trustee and the 1998-C Securitization Trustee hereunder. On such Monthly Allocation Date, upon receipt of such amount, the 1998-C Securitization Trustee shall distribute such amounts pursuant to the priorities set forth in Section 3.01, and any balance shall be distributed to the Transferor. Thereupon, the Transferor shall succeed to all of the Investor Certificateholders' interests in and to the 1998-C Securitization Trust corpus.

                                 ARTICLE VIII

                      ACCUMULATION EVENTS AND SWAP TERMINATION

8.01 ACCUMULATION EVENTS.

     If an Accumulation Event or Swap Termination shall occur during the Revolving Period, then (but in the case of any event described in subparagraph (i), (ii), (iii) or (iv) of the definition of "Accumulation Event" after any applicable grace period set forth in such clause), the Revolving Period shall terminate and Principal Collections and reimbursed Loss Amounts and Certificate Principal Loss Amounts will no longer be reinvested in Subsequent Contracts and Subsequent Leased Vehicles.

8.02 SWAP TERMINATION, EVENTS OF DEFAULT AND TERMINATION EVENTS.

     (a) If a Trust Officer of the 1998-C Securitization Trust obtains actual knowledge of an Event of Default or Termination Event (as such terms are defined in the Swap Agreement), the 1998-C Securitization Trustee shall promptly publish and deliver notice to the Certificateholders as provided in
Section 4.10 of this 1998-C Securitization Trust Agreement. In the case of any Tax Event or Tax Event Upon Merger (as defined in the Swap Agreement), such notice shall specify that unless the 1998-C Securitization Trustee receives within 30 days of the date of publication of such notice the direction of Holders of at least 51% of the Voting Interests of the Class A Certificateholders and Adjustable Rate Class B Certificateholders (acting as a single Class) to elect to terminate the Swap Agreement and liquidate the assets of the 1998-C Securitization Trust, the 1998-C Securitization Trustee shall not designate an Early Termination Date (as defined in the Swap Agreement) and, accordingly, such event will not constitute a Termination Event. Upon the occurrence of (i) any Event of Default under the Swap Agreement arising from any action taken, or failure to act, by the Swap Counterparty, or (ii) a Termination Event under the Swap Agreement (except as described in the following sentence) with respect to which the Swap Counterparty is an Affected Party (as defined in the Swap Agreement), the 1998-C Securitization Trustee may and will, at the direction of 51% of the Voting Interest of the Certificateholders, by notice to the Swap Counterparty, designate an Early Termination Date with respect to the Swap Agreement. If a Termination Event under the Swap Agreement occurs (i) as a result of the insolvency or bankruptcy of the Transferor or (ii) because the 1998-C Securitization Trust or the Transferor becomes subject to registration as an "Investment Company" under the Investment Company Act of 1940, the 1998-C Securitization Trustee shall terminate the Swap Agreement.

     If the 1998-C Securitization Trustee or the Swap Counterparty elects to designate an Early Termination Date and thereafter to terminate the Swap Agreement and liquidate the assets

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

of the 1998-C Securitization Trust, the 1998-C Securitization Trustee will specify in a further notice to the Class A Certificateholders the date elected, and shall also deliver such notice to the Luxembourg Stock Exchange.
 As soon as the 1998-C Securitization Trustee is reasonably able to do so, it will so publish and deliver a further notice to each such party specifying the date on which the net proceeds of such liquidation are to be allocated and applied or paid pursuant to Section 3.01(o). In the event that a Swap Termination occurs, whether because the 1998-C Securitization Trust elects to designate or receives appropriate direction from the relevant Certificateholders to designate an Early Termination Date, or because the Swap Counterparty elects to designate an Early Termination Date, the 1998-C Securitization
Trustee shall, unless otherwise prohibited by applicable law from any such action, sell, dispose of or otherwise liquidate the 1998-C SUBI, the 1998-C
SUBI Certificate and such other property of the 1998-C Securitization Trust in accordance with Section 8.02(c).

     (b) Following publication of the notice provided for in Section 8.02(a), the 1998-C Securitization Trustee shall, unless otherwise prohibited by applicable law from any such action, sell, dispose of, or otherwise liquidate the 1998-C SUBI, the 1998-C SUBI Certificate and the other property of the 1998-C Securitization Trust, in a commercially reasonable manner and on commercially reasonable terms, which may, but are not required to, include the solicitation of competitive bids, and shall proceed to consummate the sale, liquidation or disposition thereof as provided above with the highest bidder. The Transferor and the Servicer shall be permitted to bid for the 1998-C Securitization Trust property. The 1998-C Securitization Trustee may obtain a prior determination from the conservator, receiver, or trustee in bankruptcy of the Transferor, if appropriate, or from any other third party that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of Sections 8.01 and 8.02 shall not be deemed to be mutually exclusive. The proceeds from the sale, disposition or liquidation of the 1998-C SUBI Certificate and the 1998-C SUBI Assets evidenced thereby pursuant to this Section 8.02(b), shall be payable pursuant to the priorities set forth in Section 3.01(o) above. On the day following the Certificate Payment Date on which such proceeds are distributed to the Investor Certificateholders, the 1998-C Securitization Trust shall terminate.

                                  ARTICLE IX

                             MISCELLANEOUS PROVISIONS

9.01 AMENDMENT.

     (a) This 1998-C Securitization Trust Agreement and the other Transaction Documents may be amended by the respective parties thereto, without the consent of any of the Certificateholders, (i) to cure any ambiguity, mistake or error, (ii) to correct or supplement any provisions herein or therein that may be inconsistent with any provisions hereof or thereof, (iii) to add, change or eliminate any other provisions hereof or thereof with respect to matters or questions arising hereunder or thereunder that shall not be inconsistent with the provisions hereof or thereof, and
(iv) to add or amend any provision therein in connection with permitting transfers of the Class B Certificates; PROVIDED, HOWEVER, that any such action shall not, in the good faith judgment of the parties hereto or thereto, adversely affect in any material respect the interests of the

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Certificateholders and the Titling Trustee and the 1998-C Securitization
Trustee shall have received an Opinion of Counsel to the effect that such action shall not materially and adversely affect the interests of the Certificateholders PROVIDED, HOWEVER, further, that any amendment eliminating the Reserve Fund or reducing the Specified Reserve Fund Balance shall also require the Transferor to deliver to the 1998-C Securitization Trustee an Opinion of Counsel to the effect that after such amendment, for federal income tax purposes, the 1998-C Securitization Trust will not be treated as an association taxable as a corporation and the Class A Certificates will, and the Class B Certificates should, properly be characterized as indebtedness that is secured by the assets of the 1998-C Securitization Trust.

     (b) This 1998-C Securitization Trust Agreement and the other Transaction Documents may also be amended from time to time by the respective parties hereto or thereto for the purpose of adding any provisions to or changing in any manner, or eliminating any of the provisions of this Agreement or the other Transaction Documents or of modifying in any manner the right of each Class of Certificateholders, including with respect to (i) changing the formula for determining the Specified Reserve Fund Balance which change would result in a decrease in the amount of the Specified Reserve Fund Balance, (ii) changing the manner by which the Reserve Fund is funded, which changes could include borrowings by the Transferor to fund all or a portion of the Reserve Fund Initial Deposit (which borrowings would be payable from assets or cash flow otherwise payable to the Transferor), (iii) changing the remittance schedule for collection deposits in the 1998-C SUBI Collection Account or (iv) changing the definition of "Permitted Investments" if either
(A) the 1998-C Securitization Trustee has been furnished with a letter from each Rating Agency to the effect that such amendment would not cause its then-current rating of any Rated Certificate to be qualified, reduced or withdrawn, or (B) the 1998-C Securitization Trustee has received the consent of the Holders of Investor Certificates representing not less than 51% of the Voting Interests of the Certificates, voting together as a single class (which consent of any Holder of an Investor Certificate given pursuant to this Section or pursuant to any other provision of this 1998-C Securitization Trust Agreement shall be conclusive and binding on such Holder and on all future Holders of such Investor Certificate and of any Investor Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Investor Certificate); PROVIDED, HOWEVER, that no such amendment shall (x) except as otherwise provided in Section 9.01(a), increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the 1998-C SUBI or any 1998-C SUBI Certificate or payments that shall be required to be made on any Investor Certificate or the applicable Class A-1 Rate, Class A-2 Rate, Class A-3 Rate, Class B Adjustable Rate or Class B Fixed Rate or (y) reduce the aforesaid percentage of the aggregate Percentage Interest of the Investor Certificates of each Class required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding. It shall not be necessary for the consent of Certificate Owners pursuant to this Section 9.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

     (c) The 1998-C Securitization Trustee shall provide each Rating Agency prior notice of any proposed amendment hereto and copies of an Opinion of Counsel, if required pursuant to Section 9.01(a), whether or not such amendment requires its approval. Any notice of any such

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

amendment or modification as to which notice is required to be given to any Rating Agency shall contain both the substance and substantial form of the proposed amendment or modification.

     (d) Promptly after the execution of any such amendment or consent, the 1998-C Securitization Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder. The failure to send such notification shall not affect the validity of such amendment. It shall not be necessary for the consent of Certificateholders pursuant to Section 9.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Certificateholders of the execution thereof shall be subject to such reasonable requirements as the 1998-C Securitization Trustee may prescribe.

     (e) The 1998-C Securitization Trustee may enter into an amendment to the Swap Agreement without the consent of any Certificateholder for the purpose of (i) curing any ambiguity or mistake, (ii) correcting any defective provisions or to correct or supplement any provision therein which may be inconsistent with any other provision therein or with any provision of this 1998-C Securitization Trust Agreement, or (iii) adding any other provisions with respect to matters or questions arising under the Swap Agreement; provided, in the case of any amendment pursuant to clause (iii) above, that such amendment will not adversely affect in any material respect the interests of any Certificateholder; and provided, further, that any such amendment will be deemed not to adversely affect in any material respect the interests of any Certificateholder if the 1998-C Securitization Trustee receives written confirmation from each Rating Agency that its then outstanding ratings of the Investor Certificates will not be reduced or withdrawn as a result of such amendment.

     (f) Prior to the execution of any amendment to this 1998-C Securitization Trust Agreement or the Swap Agreement, the 1998-C Securitization Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this 1998-C Securitization Trust Agreement. The 1998-C Securitization Trustee may, but shall not be obligated to, enter into any such amendment which affects the 1998-C Securitization Trustee's own rights, duties or immunities under this 1998-C Securitization Trust Agreement or the Swap Agreement or otherwise.

9.02 PROTECTION OF TITLE TO TRUST.

     (a) The Transferor shall execute and file, or cause to be executed and filed, such financing statements and such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Certificateholders and the 1998-C Securitization Trustee under this 1998-C Securitization Trust Agreement in the 1998-C SUBI, the 1998-C SUBI Certificate and in the proceeds thereof. The Transferor shall deliver (or cause to be delivered) to the 1998-C Securitization Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) If the Transferor shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by

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

the Transferor in accordance with paragraph (a) above seriously misleading it shall give the 1998-C Securitization Trustee written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements as contemplated by Sections 9-402(7) and 9-406 of the UCC as in effect in California on the date hereof or any successor provision thereof.

     (c) The Transferor shall give the 1998-C Securitization Trustee prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly make any such filing.

     (d) The Transferor shall deliver to the 1998-C Securitization Trustee promptly after the execution and delivery of each amendment to this 1998-C Securitization Trust Agreement, an Opinion of Counsel either (i) stating that, in the opinion of such Counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the 1998-C Securitization Trustee in the 1998-C SUBI, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) stating that, in the opinion of such Counsel, no such action is necessary to preserve and protect such interest.

9.03 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

     (a) The death or incapacity of any Certificateholder shall not operate to terminate this 1998-C Securitization Trust Agreement or the 1998-C Securitization Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the 1998-C Securitization Trust, nor otherwise affect the rights, obligations and liabilities of the parties to this 1998-C Securitization Trust Agreement or any of them.

     (b) No Certificateholder shall have any right to vote (except as provided in Section 9.01) or in any manner otherwise control the operation and management of the 1998-C Securitization Trust, or the obligations of the parties to this 1998-C Securitization Trust Agreement, nor shall anything set forth in this 1998-C Securitization Trust Agreement, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action pursuant to any provision of this 1998-C Securitization Trust Agreement.

     (c) No Certificateholder shall have any right by virtue or by availing itself of any provisions of this 1998-C Securitization Trust Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this 1998-C Securitization Trust Agreement or any other Transaction Document, unless such Holder previously shall have given to the 1998-C Securitization Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Investor Certificates evidencing not less than 25% of the aggregate Voting Interests of the Certificates, considered as a single Class, shall have made written

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request upon the 1998-C Securitization Trustee to institute such action, suit or proceeding in its own name as Trustee under this 1998-C Securitization Trust Agreement and shall have offered to the 1998-C Securitization Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the 1998-C Securitization Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding and during such 30-day period; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the 1998-C Securitization Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this 1998-C Securitization Trust Agreement or any other Transaction Document to affect, disturb, or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this 1998-C Securitization Trust Agreement or any other Transaction Document, except in the manner provided in this 1998-C Securitization Trust Agreement and for the equal, ratable, and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the 1998-C Securitization Trustee shall be entitled to such relief as can be given either at law or in equity.

9.04 GOVERNING LAW.

     THIS 1998-C SECURITIZATION TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

9.05 NOTICES TO PARTIES.

     All demands, notices and communications under this 1998-C Securitization Trust Agreement to the parties hereto shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (i) in the case of the Transferor, by the agent for service as specified in this 1998-C Securitization Trust Agreement, or at such other address as shall be designated by the Transferor in a written notice to the 1998-C Securitization Trustee; and (ii) in the case of the 1998-C Securitization Trustee, at the Corporate Trust Office. Such notices as shall be required to be sent to the Rating Agencies shall be deemed to have been duly given upon receipt (i) in the case of Standard & Poor's, at 25 Broadway, 20th Floor, New York, New York 10004, Attention: Asset Backed Surveillance Department; and (ii) in the case of Moody's, at 99 Church Street, New York, New York 10007 Attention: ABS Monitoring Department.

9.06 SEVERABILITY OF PROVISIONS: COUNTERPARTS.

     If any one or more of the covenants, agreements, provisions or terms of this 1998-C Securitization Trust Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this 1998-C Securitization Trust Agreement and shall in no way affect the validity or enforceability of the other provisions of this 1998-C Securitization Trust Agreement or of the Certificates or the rights of the Holders thereof.

     This 1998-C Securitization Trust Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

9.07 ASSIGNMENT.

     Notwithstanding anything to the contrary contained in this 1998-C Securitization Trust Agreement, except as provided in Sections 5.03 and 5.06, this 1998-C Securitization Trust Agreement may not be assigned by the Transferor without the prior written consent of Holders of Investor Certificates evidencing not less than 51% of the aggregate Voting Interests of all Classes of Certificates. The Transferor shall provide a copy of any such assignment to each Rating Agency.

9.08 CERTIFICATES NONASSESSABLE AND FULLY PAID.

     Except as provided in Section 5.02 with regard to the Transferor, Certificateholders shall not be personally liable for obligations of the 1998-C Securitization Trust. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the 1998-C Securitization Trust or for any reason whatsoever, and, upon the execution and authentication thereof by the 1998-C Securitization Trustee pursuant to Sections 4.02, 4.03 or 4.04, the Certificates are and shall be deemed fully paid.

9.09 INVENTORY ADVANCES.

     As set forth more fully in the 1998-C SUBI Servicing Supplement, the Servicer is authorized to make an Inventory Advance if it expects to recover the full amount thereof in connection with the liquidation of the related 1998-C Leased Vehicles. The 1998-C Securitization Trustee shall not accept monies from the Servicer that the Servicer has identified or designated as Inventory Advances in the related Statement to Certificateholders unless it shall also have received the written representation of the Servicer that the Servicer expects to recover the full amount thereof in connection with the liquidation of the related 1998-C Leased Vehicles based on its estimation of expected Liquidation Proceeds. In estimating the expected Liquidation Proceeds, the Servicer shall take into account (a) the specific 1998-C Leased Vehicles that are to be the subject of such Inventory Advance and (b) its own recent actual experience with the liquidation of vehicles of comparable makes and models, in each case on a basis consistent with the review and estimates the Servicer prepares in establishing and revising its own servicing guidelines.

                                   ARTICLE X

                                AGENT FOR SERVICE

10.01     AGENT FOR SERVICE OF TRANSFEROR.

     The agent for service of process for the Transferor shall be its Corporate Treasury Manager, at 19001 South Western Avenue, Torrance, California 90501, Attention: Corporate Treasury Manager (fax: 310-787-6194).

10.02     AGENT OF TRUSTEE.

     The 1998-C Securitization Trustee shall maintain an office or offices or agency or agencies where notices and demands to or upon the 1998-C Securitization Trustee in respect of the Certificates and this 1998-C Securitization Trust Agreement may be served. The initial such office shall be the Corporate Trust Office. The 1998-C Securitization Trustee shall give prompt written notice to the Transferor, the Servicer and Certificateholders of any change in the location of the Certificate Register or any such office or agency. Certificates shall be surrendered for transfer or exchange not at this office, but as set forth in Section 4.07.

                            [SIGNATURES ON NEXT PAGE]

          IN WITNESS WHEREOF, the parties have caused this 1998-C
Securitization Trust Agreement to be duly executed by their respective officers as of December 1, 1998.

                                       TOYOTA LEASING, INC.
                                       as Transferor

                                       By:    /S/ GREGORY WILLIS
                                          -------------------------------------
                                          Name:  Gregory Willis
                                          Title:  President

                                       U.S. BANK NATIONAL ASSOCIATION,
                                       as 1998-C Securitization Trustee and as
                                       Securities Intermediary

                                       By:     /S/ STEVEN E. CHARLES
                                          -------------------------------------
                                          Name:  Steven E. Charles
                                          Title:  Vice President

                                    EXHIBIT A-1

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                           TOYOTA AUTO LEASE TRUST 1998-C
           ADJUSTABLE RATE AUTO LEASE ASSET BACKED CERTIFICATE, CLASS A-1

     Evidencing a percentage interest in the distributions allocable to the Class A-1 Certificates, as defined below.

     This Certificate does not represent an obligation of, or an interest in, Toyota Leasing, Inc., Toyota Motor Credit Corporation, the Titling Trustee, the 1998-C Securitization Trustee or any of their respective affiliates.

Initial Class A-1 Certificate Balance:                 CUSIP #
                                                               -------------
$
 --------------

Number A-1-1                                 Denomination: $
                                                            --------------

     THIS CERTIFIES THAT CEDE & CO. is the registered owner of a ______________ ($______________) nonassessable, fully-paid, fractional undivided interest in the Toyota Auto Lease Trust 1998-C (the "1998-C Securitization Trust") formed by Toyota Leasing, Inc., a California corporation, as Transferor (the "Transferor"). The 1998-C Securitization Trust was created pursuant to a 1998-C Securitization Trust Agreement dated as of December 1, 1998 (the "Agreement"), between the Transferor and U.S. Bank National Association, a national banking association, as trustee (the "1998-C Securitization Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

     This Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class A-1" (the "Class A-1 Certificates"). Also issued under the Agreement are Certificates designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class A-2" (the "Class A-2 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class A-3" (the "Class A-3 Certificates" and, together with the Class A-1 Certificates and the Class A-2

Certificates, the "Class A Certificates"), Certificates designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class B" (the "Class B Certificates" and, together with the Class A Certificates, the "Investor Certificates") and a Certificate evidencing the Transferor Interest (the "Transferor Certificate" and, together with the Investor Certificates, the "Certificates"). The Class B Certificates are subordinated to the Class A Certificates and the Transferor Certificate is subordinated to the Investor Certificates to the extent described in the Agreement. This Class A-1 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A-1 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The property of the 1998-C Securitization Trust includes, among other things, the 1998-C SUBI Certificate evidencing beneficial interests in the assets of the 1998-C SUBI other than the proceeds of the Residual Value Insurance Policies. The 1998-C SUBI represents a beneficial interest in a pool of retail automobile and light duty truck lease contracts ("Contracts") and the new and used automobiles and light duty trucks leased thereby ("Leased Vehicles") (such pool of Contracts and Leased Vehicles, the "1998-C SUBI Portfolio") entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with the Titling Trust. Toyota Motor Credit Corporation acts as servicer (in that capacity, the "Servicer") of the 1998-C SUBI Portfolio. During the Revolving Period, Principal Collections and amounts applied to reimburse Loss Amounts and Certificate Principal Loss Amounts allocable to the assets of the 1998-C SUBI represented by the 1998-C SUBI Certificate generally will be reinvested in Subsequent Contracts and Subsequent Leased Vehicles from among other unallocated Contracts and Leased Vehicles owned by the Titling Trust. At the time of reinvestment, such Subsequent Contracts and Subsequent Leased Vehicles will be allocated to the 1998-C SUBI. Following the Revolving Period, Principal Collections allocable to the assets of the 1998-C SUBI will be deposited in the Certificateholders' Account and invested in Permitted Investments (which are expected to be TMCC Demand Notes) maturing prior to the relevant Targeted Maturity Date.

     Payments in respect of the 1998-C SUBI Certificate will be allocated between the Investor Certificates and the Transferor Certificate and paid to the registered Holder of this Certificate as provided in the Agreement.

     Except as otherwise provided in the Agreement, interest payments in respect of this Certificate shall be made quarterly on the 25th day of March, June, September and December (or if such day is not a Business Day, the next succeeding Business Day, each such day a "Certificate Payment Date"), commencing on March 25, 1999, and through the Class A-1 Targeted Maturity Date and thereafter, if applicable, monthly on the 25th day of the month (or if such day is not a Business Day, the next succeeding Business Day, each such day a "Certificate Payment Date") until the Adjusted Class A-1 Certificate Balance has been reduced to zero.

     Except as otherwise provided in the Agreement, for Interest Payment Periods commencing prior to the related Targeted Maturity Date, interest will accrue on the Class A-1 Certificates at three-month LIBOR plus 0.23% per annum, on the Class A-2 Certificates at three-month LIBOR plus 0.27% per annum and on the Class A-3 Certificates at three-month LIBOR plus 0.32% per annum. Except as otherwise provided in the Agreement, for Interest Payment Periods commencing on or after the related Targeted Maturity Date, interest will accrue on the Class A-1 Certificates at one-month LIBOR plus 0.26% per annum, on the Class A-2 Certificates at one-month LIBOR plus 0.30% per annum and on the Class A-3 Certificates at one-month LIBOR plus
0.35% per annum. Amounts available to make interest payments to the Class A Certificateholders will be limited to amounts payable by the Swap
Counterparty in accordance with the Swap Agreement. If such amount payable by the Swap Counterparty is less than the amount of interest accrued on the Class A Certificates, there will be a proportional reduction in the amount of interest payable on the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates, as applicable. The Interest Payment Amount for each Class A Certificate shall be calculated by applying any proportional reduction (calculated as described in the Agreement) to the amount of interest determined to have accrued on each Class of Class A Certificates.

     Except to the extent provided otherwise in the Agreement, no principal payments shall be made in respect of the Class A-2 Certificates until the Class A-1 Certificates have been paid in full, no principal payments shall be made in respect of the Class A-3 Certificates until the Class A-2 Certificates have been paid in full and no principal payments will be made in respect of the Class B Certificates until the Class A-3 Certificates have been paid in full. Except as otherwise provided in the Agreement, the principal of the Class A-1 Certificates, to the extent of amounts allocated and available therefor, shall be distributable on the A-1 Targeted Maturity Date which shall be December 25, 2000 (or if such day is not a Business Day, on the next succeeding Business Day) and thereafter, if applicable, monthly on each succeeding Certificate Payment Date until the Adjusted Class A-1 Certificate Balance has been reduced to zero. In any event, any remaining unpaid principal of any Class A-1 Certificate shall be due and payable on December 25, 2002 (or if such day is not a Business Day, on the next succeeding Business Day).

     On each Certificate Payment Date, the 1998-C Securitization Trustee shall pay or cause to be paid to the Person in whose name this Class A-1 Certificate is registered at the close of business on the calendar day immediately preceding such Certificate Payment Date or, if Definitive Certificates have been issued, the last Business Day of the immediately preceding calendar month (the "Record Date"), amounts distributable as interest on the Class A-1 Certificates pursuant to the terms of the Agreement, all to the extent and as more specifically set forth in the Agreement. Payments of principal may be made earlier than the Class A-1 Targeted Maturity Date under certain circumstances (in connection with the liquidation of the assets of the 1998-C Securitization Trust following a Swap Termination) or later than the Class A-1 Targeted Maturity Date (depending on payment, delinquency and loss experience). Distributions on this Class A-1 Certificate will be made by the 1998-C Securitization Trustee by check mailed to the Class A-1 Certificateholder of record in the Certificate Register without the presentation or surrender of this Class A-1 Certificate or the making of any notation hereon except that with respect to Class A-1 Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made by wire transfer of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the foregoing, the final distribution on this Class A-1 Certificate will be made after due notice by the 1998-C Securitization Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A-1 Certificate at the Corporate Trust Office of the 1998-C Securitization Trustee or at the offices of Bankers Trust Luxembourg
S.A. (initially at 14 Boulevard F.D. Roosevelt, L-450 Luxembourg).

     It is the intention of the Transferor and the Investor Certificateholders that the Investor Certificates will be indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the 1998-C Securitization Trustee and the Holder of this Certificate (or Certificate Owner) by acceptance of this Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) agree to treat the Investor Certificates (or beneficial interests therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness and to report the transactions contemplated by the Agreement on all applicable tax returns in a manner consistent with such treatment. Each Holder of an Investor Certificate also agrees that it will not be entitled to any of the tax benefits related to the 1998-C Contracts and 1998-C Leased Vehicles, including any of the depreciation deductions resulting therefrom.

     In the event that, notwithstanding the statement of intentions and undertakings set forth in Section 4.12(a) of the Agreement and herein, it is finally determined that the Class A-1 Certificates do not evidence indebtedness of the Transferor for all income and franchise tax purposes, but rather represent an equity interest in the assets of the 1998-C Securitization Trust, then the Holder is deemed to agree (and each Certificate Owner hereof with respect hereto by virtue of acquiring a beneficial interest herein is deemed to agree): (i) to treat such Certificates, together with the Transferor Certificate, as representing an interest in a partnership for all tax purposes, (ii) to treat all payments in respect of such Certificates (to the extent not a return of capital) as a "guaranteed payment" thereon made pursuant to Section 707(c) of the Code, and
(iii) to allocate all other items of income, gain, deduction, loss or credit with respect to the assets and operations of the 1998-C Securitization Trust to the Transferor.

     The Certificates do not represent an obligation of, or an interest in, the Transferor, the Servicer, the Titling Trust, the Titling Trustee, the 1998-C Securitization Trustee or any of their respective Affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the 1998-C SUBI Assets evidenced by the 1998-C SUBI Certificate and certain monies on deposit in the Reserve Fund and in certain other accounts established for the benefit of the Certificateholders, in each case to the extent and as more specifically set forth in the Agreement. By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) waives any claim to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included in the 1998-C SUBI Sub-Trust (except for those evidenced by the 1998-C SUBI Insurance Certificate) and those proceeds or assets derived from or earned by such 1998-C SUBI Assets (except for those evidenced by the 1998-C SUBI Insurance Certificate and the proceeds therefrom). A copy of the Agreement may be examined during normal business hours at the Corporate Trust Office of the 1998-C Securitization Trustee, at the offices of Bankers Trust Luxembourg S.A. (initially at 14

Boulevard F.D. Roosevelt, L-450 Luxembourg) and at such other places, if any, designated by the 1998-C Securitization Trustee, by any Certificateholder upon request.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Transferor and the 1998-C Securitization Trustee without the consent of any Certificateholders. In certain limited circumstances, the Agreement may only be amended with the consent of the Holders of Investor Certificates evidencing not less than 51% of the aggregate Voting Interest of all Investor Certificates, voting together as a single class. To be entitled to vote in respect of an interest in the Class A-1 Certificates, a person shall be a holder of record of such Class A-1 Certificates as shown on the books of the Certificate Registrar on the last day of the preceding month, or a person appointed by such holder by an instrument in writing. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

     As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class, in authorized denominations of a like aggregate principal amount, as requested by the Holder surrendering the same or for register of transfer at the Corporate Trust Office of the 1998-C Securitization Trustee in its capacity as Certificate Registrar, or at the office of the agent of the 1998-C Securitization Trustee in its capacity as Certificate Registrar, who shall initially be U.S. Bank National Association, 100 Wall Street, 20th Floor, New York, New York 10005, in the Borough of Manhattan, the City of New York, and, with respect to the Definitive Certificates only, a transfer agent appointed in Luxembourg, or at the appropriate office of any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the 1998-C Securitization Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A-1 Certificates of authorized denominations and of a like aggregate fractional undivided interest will be issued to the designated transferee. No service charge will be made for any such registration of transfer or exchange, but the 1998-C Securitization Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

     The Class A-1 Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples thereof (except for one Class A-1 Certificate in a smaller minimum denomination representing any remaining portion of the Initial Class A-1 Certificate Balance).

     Prior to due presentation of this Certificate for registration of transfer, the 1998-C Securitization Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class A-1 Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the 1998-C Securitization Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the 1998-C Securitization Trust created thereby shall terminate upon the payment to Investor Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the 1998-C Securitization Trust. The Transferor may at its option purchase the corpus of the 1998-C Securitization Trust at a price specified in the Agreement, and such purchase of the 1998-C SUBI and 1998-C SUBI Certificate and other property of the 1998-C Securitization Trust will effect early retirement of the Certificates; PROVIDED, HOWEVER, such right of purchase is exercisable only on the Monthly Allocation Date on or after the Class A-3 Targeted Maturity Date, if either before or after giving effect to any payments of principal required to be made on such Monthly Allocation Date, the Investor Balance shall be less than or equal to $74,998,873.25 (ten percent of the Aggregate Net Investment Value as of the Cutoff Date).

     By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of acquiring a beneficial interest herein) covenants and agrees (and each Certificate Owner is deemed to agree) that prior to the date which is one year and one day after the last date upon which (a) each Class of Investor Certificates has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Holder (or Certificate Owner) will not institute against, or join any other Person in instituting against the Transferor, Toyota Motor Credit Corporation, the 1998-C Securitization Trustee, the 1998-C Securitization Trust, the Titling Trustee or the Titling Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the Holder's (or any Certificate Owner's) right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This noncompetition covenant shall survive the termination of the Agreement.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the 1998-C Securitization Trustee, by manual signature, this Class A-1 Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the 1998-C Securitization Trustee on behalf of the 1998-C Securitization Trust and not in its individual capacity has caused this Class A-1 Certificate to be duly executed.


Dated: December 3, 1998

                                       TOYOTA AUTO LEASE TRUST 1998-C

                                       By:  U.S. BANK NATIONAL ASSOCIATION,
                                            as 1998-C Securitization Trustee


                                       By:
                                           -------------------------------------
                                               Authorized Officer


                                       Certificate of Authentication

     This is one of the Class A-1 Certificates referred to in the within-mentioned Agreement.

                                       U.S. BANK NATIONAL ASSOCIATION, as
                                       1998-C Securitization Trustee



                                       By:
                                           -------------------------------------
                                               Authorized Officer

                                    ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                       ----------------------------------------*
                                       Signature Guaranteed:


                                       ----------------------------------------*

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT A-2

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                           TOYOTA AUTO LEASE TRUST 1998-C
           ADJUSTABLE RATE AUTO LEASE ASSET BACKED CERTIFICATE, CLASS A-2

     Evidencing a percentage interest in the distributions allocable to the Class A-2 Certificates, as defined below.

     This Certificate does not represent an obligation of, or an interest in, Toyota Leasing, Inc., Toyota Motor Credit Corporation, the Titling Trustee, the 1998-C Securitization Trustee or any of their respective affiliates.


Initial Class A-2 Certificate Balance:
$                                                        CUSIP #
 -------------                                                  ------------

Number A-2-1                                     Denomination: $
                                                                ------------

     THIS CERTIFIES THAT CEDE & CO. is the registered owner of a ______________ ($____________) nonassessable, fully-paid, fractional undivided interest in the Toyota Auto Lease Trust 1998-C (the "1998-C Securitization Trust") formed by Toyota Leasing, Inc., a California corporation, as Transferor (the "Transferor"). The 1998-C Securitization Trust was created pursuant to a 1998-C Securitization Trust Agreement dated as of December 1, 1998 (the "Agreement"), between the Transferor and U.S. Bank National Association, a national banking association, as trustee (the "1998-C Securitization Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

     This Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class A-2" (the "Class A-2 Certificates"). Also issued under the Agreement are Certificates designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class A-1" (the "Class A-1 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class A-3" (the

                                     A-2-1

"Class A-3 Certificates" and, together with the Class A-1 Certificates and the Class A-2 Certificates, the "Class A Certificates"), Certificates designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class B" (the "Class B Certificates" and, together with the Class A Certificates, the "Investor Certificates") and a Certificate evidencing the Transferor Interest (the "Transferor Certificate" and, together with the Investor Certificates, the "Certificates"). The Class B Certificates are subordinated to the Class A Certificates and the Transferor Certificate is subordinated to the Investor Certificates to the extent described in the Agreement. This Class A-2 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A-2 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The property of the 1998-C Securitization Trust includes, among other things, the 1998-C SUBI Certificate evidencing beneficial interests in the assets of the 1998-C SUBI other than the proceeds of the Residual Value Insurance Policies. The 1998-C SUBI represents a beneficial interest in a pool of retail automobile and light duty truck lease contracts ("Contracts") and the new and used automobiles and light duty trucks leased thereby ("Leased Vehicles") (such pool of Contracts and Leased Vehicles, the "1998-C SUBI Portfolio") entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with the Titling Trust. Toyota Motor Credit Corporation acts as servicer (in that capacity, the "Servicer") of the 1998-C SUBI Portfolio. During the Revolving Period, Principal Collections and amounts applied to reimburse Loss Amounts and Certificate Principal Loss Amounts allocable to the assets of the 1998-C SUBI represented by the 1998-C SUBI Certificate generally will be reinvested in Subsequent Contracts and Subsequent Leased Vehicles from among other unallocated Contracts and Leased Vehicles owned by the Titling Trust. At the time of reinvestment, such Subsequent Contracts and Subsequent Leased Vehicles will be allocated to the 1998-C SUBI. Following the Revolving Period, Principal Collections allocable to the assets of the 1998-C SUBI will be deposited in the Certificateholders' Account and invested in Permitted Investments (which are expected to be TMCC Demand Notes) maturing prior to the relevant Targeted Maturity Date.

     Payments in respect of the 1998-C SUBI Certificate will be allocated between the Investor Certificates and the Transferor Certificate and paid to the registered Holder of this Certificate as provided in the Agreement.

     Except as otherwise provided in the Agreement, interest payments in respect of this Certificate shall be made quarterly on the 25th day of March, June, September and December (or if such day is not a Business Day, the next succeeding Business Day, each such day a "Certificate Payment Date"), commencing on March 25, 1999, and through the Class A-2 Targeted Maturity Date and thereafter, if applicable, monthly on the 25th day of the month (or if such day is not a Business Day, the next succeeding Business Day, each such day a "Certificate Payment Date") until the Adjusted Class A-2 Certificate Balance has been reduced to zero.

     Except as otherwise provided in the Agreement, for Interest Payment Periods commencing prior to the related Targeted Maturity Date, interest will accrue on the Class A-1 Certificates at three-month LIBOR plus 0.23% per annum, on the Class A-2 Certificates at three-month LIBOR

                                     A-2-2
plus 0.27% per annum and on the Class A-3 Certificates at three-month LIBOR plus 0.32% per annum. Except as otherwise provided in the Agreement, for Interest Payment Periods commencing on or after the related Targeted Maturity Date, interest will accrue on the Class A-1 Certificates at one-month LIBOR plus 0.26% per annum, on the Class A-2 Certificates at one-month LIBOR plus 0.30% per annum and on the Class A-3 Certificates at one-month LIBOR plus 0.35% per annum. Amounts available to make interest payments to the Class A Certificateholders will be limited to amounts payable by the Swap Counterparty in accordance with the Swap Agreement. If such amount payable by the Swap Counterparty is less than the amount of interest accrued on the Class A Certificates, there will be a proportional reduction in the amount of interest payable on the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates, as applicable. The Interest Payment Amount for each Class A Certificate shall be calculated by applying any proportional reduction (calculated as described in the Agreement) to the amount of interest determined to have accrued on each Class of Class A Certificates.

     Except to the extent provided otherwise in the Agreement, no principal payments shall be made in respect of the Class A-2 Certificates until the Class A-1 Certificates have been paid in full, no principal payments shall be made in respect of the Class A-3 Certificates until the Class A-2 Certificates have been paid in full and no principal payments shall be made in respect of the Class B Certificates until the Class A-3 Certificates have been paid in full. Except as otherwise provided in the Agreement, the principal of the Class A-2 Certificates, to the extent of amounts allocated and available therefor, shall be distributable on the Class A-2 Targeted Maturity Date which shall be December 25, 2001 (or if such day is not a Business Day, on the next succeeding Business
Day) and thereafter, if applicable, monthly on each succeeding Certificate Payment Date until the Adjusted Class A-2 Certificate Balance has been reduced to zero. In any event, any remaining unpaid principal of any Class A-2 Certificate shall be due and payable on February 25, 2003 (or if such day is not a Business Day, on the next succeeding Business Day).

     On each Certificate Payment Date, the 1998-C Securitization Trustee shall pay or cause to be paid to the Person in whose name this Class A-2 Certificate is registered at the close of business on the calendar day immediately preceding such Certificate Payment Date or, if Definitive Certificates have been issued, the last Business Day of the immediately preceding calendar month (the "Record Date"), amounts distributable as interest on the Class A-2 Certificates pursuant to the terms of the Agreement, all to the extent and as more specifically set forth in the Agreement. Payments of principal may be made earlier than the Class A-2 Targeted Maturity Date under certain circumstances (in connection with the liquidation of the assets of the 1998-C Securitization Trust following a Swap Termination) or later than the Class A-2 Targeted Maturity Date (depending on payment, delinquency and loss experience). Distributions on this Class A-2 Certificate will be made by the 1998-C Securitization Trustee by check mailed to the Class A-2 Certificateholder of record in the Certificate Register without the presentation or surrender of this Class A-2 Certificate or the making of any notation hereon except that with respect to Class A-2 Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made by wire transfer of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the foregoing, the final distribution on this Class A-2 Certificate will be made after due notice by the 1998-C Securitization Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A-2 Certificate at the Corporate Trust Office of the 1998-C Securitization

                                     A-2-3

Trustee or at the offices of Bankers Trust Luxembourg S.A. (initially at 14 Boulevard F.D. Roosevelt, L-450 Luxembourg).

     It is the intention of the Transferor and the Investor Certificateholders that the Investor Certificates will be indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the 1998-C Securitization Trustee and the Holder of this Certificate (or Certificate Owner) by acceptance of this Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) agree to treat the Investor Certificates (or beneficial interest therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Transferor and to report the transactions contemplated by the Agreement on all applicable tax returns in a manner consistent with such treatment. Each Holder of an Investor Certificate also agrees that it will not be entitled to any of the tax benefits related to the 1998-C Contracts and 1998-C Leased Vehicles, including any of the depreciation deductions resulting therefrom.

     In the event that, notwithstanding the statement of intentions and undertakings set forth in Section 4.12(a) of the Agreement and herein, it is finally determined that the Class A-2 Certificates do not evidence indebtedness of the Transferor for all income and franchise tax purposes, but rather represent an equity interest in the assets of the 1998-C Securitization Trust, then the Holder is deemed to agree (and each Certificate Owner hereof with respect hereto by virtue of acquiring a beneficial interest herein is deemed to agree): (i) to treat such Certificates, together with the Transferor Certificate, as representing an interest in a partnership for all tax purposes, (ii) to treat all payments in respect of such Certificates (to the extent not a return of capital) as a "guaranteed payment" thereon made pursuant to Section 707(c) of the Code, and
(iii) to allocate all other items of income, gain, deduction, loss or credit with respect to the assets and operations of the 1998-C Securitization Trust to the Transferor.

     The Certificates do not represent an obligation of, or an interest in, the Transferor, the Servicer, the Titling Trust, the Titling Trustee, the 1998-C Securitization Trustee or any of their respective Affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the 1998-C SUBI Assets evidenced by the 1998-C SUBI Certificate and certain monies on deposit in the Reserve Fund and in certain other accounts established for the benefit of the Certificateholders, in each case to the extent and as more specifically set forth in the Agreement. By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) waives any claim to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included in the 1998-C SUBI Sub-Trust (except for those evidenced by the 1998-C SUBI Insurance Certificate) and those proceeds or assets derived from or earned by such 1998-C SUBI Assets (except for those evidenced by the 1998-C SUBI Insurance Certificate and the proceeds therefrom). A copy of the Agreement may be examined during normal business hours at the Corporate Trust Office of the 1998-C Securitization Trustee, at the offices of Bankers Trust Luxembourg S.A. (initially at 14 Boulevard F.D. Roosevelt, L-450 Luxembourg) and at such other places, if any, designated by the 1998-C Securitization Trustee, by any Certificateholder upon request.

                                     A-2-4

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Transferor and the 1998-C Securitization Trustee without the consent of any Certificateholders. In certain limited circumstances, the Agreement may only be amended with the consent of the Holders of Investor Certificates evidencing not less than 51% of the aggregate Voting Interest of all Investor Certificates, voting together as a single class. To be entitled to vote in respect of an interest in the Class A-2 Certificates, a person shall be a holder of record of such Class A-2 Certificates as shown on the books of the Certificate Registrar on the last day of the preceding month, or a person appointed by such holder by an instrument in writing. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

     As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class, in authorized denominations of a like aggregate principal amount, as requested by the Holder surrendering the same or for register of transfer at the Corporate Trust Office of the 1998-C Securitization Trustee in its capacity as Certificate Registrar, or at the office of the agent of the 1998-C Securitization Trustee in its capacity as Certificate Registrar, U.S. Bank National Association, 100 Wall Street, 20th Floor, New York, New York 10005, in the Borough of Manhattan, the City of New York, and, with respect to the Definitive Certificates only, a transfer agent appointed in Luxembourg, or at the appropriate office of any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the 1998-C Securitization Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A-2 Certificates of authorized denominations and of a like aggregate fractional undivided interest will be issued to the designated transferee. No service charge will be made for any such registration of transfer or exchange, but the 1998-C Securitization Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

     The Class A-2 Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples thereof (except for one Class A-2 Certificate in a smaller minimum denomination representing any remaining portion of the Initial Class A-2 Certificate Balance).

     Prior to due presentation of this Certificate for registration of transfer, the 1998-C Securitization Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class A-2 Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the 1998-C Securitization Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the 1998-C Securitization Trust created thereby shall terminate upon the payment to Investor Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the

                                     A-2-5
disposition of all property held as part of the 1998-C Securitization Trust. The Transferor may at its option purchase the corpus of the 1998-C Securitization Trust at a price specified in the Agreement, and such purchase of the 1998-C SUBI and 1998-C SUBI Certificate and other property of the 1998-C Securitization Trust will effect early retirement of the Certificates; PROVIDED, HOWEVER, such right of purchase is exercisable only on the Monthly Allocation Date on or after the Class A-3 Targeted Maturity Date, if either before or after giving effect to any payments of principal required to be made on such Monthly Allocation Date, the Investor Balance shall be less than or equal to $74,998,873.25 (ten percent of the Aggregate Net Investment Value as of the Cutoff Date).

     By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of acquiring a beneficial interest herein) covenants and agrees (and each Certificate Owner is deemed to agree) that prior to the date which is one year and one day after the last date upon which (a) each Class of Investor Certificates has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Holder and/or Certificate Owner will not institute against, or join any other Person in instituting against the Transferor, Toyota Motor Credit Corporation, the 1998-C Securitization Trustee, the 1988-B Securitization Trust, the Titling Trustee or the Titling Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the Holder's and/or Certificate Owner's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This non-petition covenant shall survive the termination of the Agreement.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the 1998-C Securitization Trustee, by manual signature, this Class A-2 Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

                                     A-2-6

     IN WITNESS WHEREOF, the 1998-C Securitization Trustee on behalf of the 1998-C Securitization Trust and not in its individual capacity has caused this Class A-2 Certificate to be duly executed.


Dated: December 3, 1998

                                       TOYOTA AUTO LEASE TRUST 1998-C

                                       By:  U.S. BANK NATIONAL ASSOCIATION, as
                                            1998-C Securitization Trustee

                                       By:
                                           -------------------------------------
                                              Authorized Officer


                            Certificate of Authentication

     This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.

                                       U.S. BANK NATIONAL ASSOCIATION, as
                                       1998-C Securitization Trustee


                                       By:
                                           -------------------------------------
                                              Authorized Officer


                                     A-2-7

                                     ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                       ----------------------------------------*
                                       Signature Guaranteed:


                                       ----------------------------------------*

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-2-8

                                    EXHIBIT A-3

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                           TOYOTA AUTO LEASE TRUST 1998-C
           ADJUSTABLE RATE AUTO LEASE ASSET BACKED CERTIFICATE, CLASS A-3

     Evidencing a percentage interest in the distributions allocable to the Class A-3 Certificates, as defined below.

     This Certificate does not represent an obligation of, or an interest in, Toyota Leasing, Inc., Toyota Motor Credit Corporation, the Titling Trustee, the 1998-C Securitization Trustee or any of their respective affiliates.


Initial Class A-3 Certificate Balance:                     CUSIP #
$                                                                 ------------
 -----------------

Number A-3-1                                       Denomination: $
                                                                  ------------

     THIS CERTIFIES THAT CEDE & CO. is the registered owner of a ______________ ($___________) nonassessable, fully-paid, fractional undivided interest in the Toyota Auto Lease Trust 1998-C (the "1998-C Securitization Trust") formed by Toyota Leasing, Inc., a California corporation, as Transferor (the "Transferor"). The 1998-C Securitization Trust was created pursuant to a 1998-C Securitization Trust Agreement dated as of December 1, 1998 (the "Agreement"), between the Transferor and U.S. Bank National Association, a national banking association, as trustee (the "1998-C Securitization Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

     This Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class A-3" (the "Class A-3 Certificates"). Also issued under the Agreement are Certificates designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset

                                     A-3-1

Backed Certificates, Class A-1" (the "Class A-1 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class A-2" (the "Class A-2 Certificates" and, together with the Class A-1 Certificates and the Class A-3 Certificates, the "Class A Certificates"), Certificates designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class B" (the "Class B Certificates" and, together with the Class A Certificates, the "Investor Certificates") and a Certificate evidencing the Transferor Interest (the "Transferor Certificate" and, together with the Investor Certificates, the "Certificates"). The Class B Certificates are subordinated to the Class A Certificates and the Transferor Certificate is subordinated to the Investor Certificates to the extent described in the Agreement. This Class A-3 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A-3 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The property of the 1998-C Securitization Trust includes, among other things, the 1998-C SUBI Certificate evidencing beneficial interests in the assets of the 1998-C SUBI other than the proceeds of the Residual Value Insurance Policies. The 1998-C SUBI represents a beneficial interest in a pool of retail automobile and light duty truck lease contracts ("Contracts") and the new and used automobiles and light duty trucks leased thereby ("Leased Vehicles") (such pool of Contracts and Leased Vehicles, the "1998-C SUBI Portfolio") entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with the Titling Trust. Toyota Motor Credit Corporation acts as servicer (in that capacity, the "Servicer") of the 1998-C SUBI Portfolio. During the Revolving Period, Principal Collections and amounts applied to reimburse Loss Amounts and Certificate Principal Loss Amounts allocable to the assets of the 1998-C SUBI represented by the 1998-C SUBI Certificate generally will be reinvested in Subsequent Contracts and Subsequent Leased Vehicles from among other unallocated Contracts and Leased Vehicles owned by the Titling Trust. At the time of reinvestment, such Subsequent Contracts and Subsequent Leased Vehicles will be allocated to the 1998-C SUBI. Following the Revolving Period, Principal Collections allocable to the assets of the 1998-C SUBI will be deposited in the Certificateholders' Account and invested in Permitted Investments (which are expected to be TMCC Demand Notes) maturing prior to the relevant Targeted Maturity Date.

     Payments in respect of the 1998-C SUBI Certificate will be allocated between the Investor Certificates and the Transferor Certificate and paid to the registered Holder of this Certificate as provided in the Agreement.

     Except as otherwise provided in the Agreement, interest payments in respect of this Certificate shall be made quarterly on the 25th day of March, June, September and December (or if such day is not a Business Day, the next succeeding Business Day, each such day a "Certificate Payment Date"), commencing on March 25, 1999, and through the Class A-3 Targeted Maturity Date and thereafter, if applicable, monthly on the 25th day of the month (or if such day is not a Business Day, the next succeeding Business Day, each such day a "Certificate Payment Date") until the Adjusted Class A-3 Certificate Balance has been reduced to zero.

                                     A-3-2

     Except as otherwise provided in the Agreement, for Interest Payment Periods commencing prior to the related Targeted Maturity Date, interest will accrue on the Class A-1 Certificates at three-month LIBOR plus 0.23% per annum, on the Class A-2 Certificates at three-month LIBOR plus 0.27% per annum and on the Class A-3 Certificates at three-month LIBOR plus 0.32% per annum. Except as otherwise provided in the Agreement, for Interest Payment Periods commencing on or after the related Targeted Maturity Date, interest will accrue on the Class A-1 Certificates at one-month LIBOR plus 0.26% per annum, on the Class A-2 Certificates at one-month LIBOR plus 0.30% per annum and on the Class A-3 Certificates at one-month LIBOR plus 0.35% per annum. Amounts available to make interest payments to the Class A Certificateholders will be limited to amounts payable by the Swap Counterparty in accordance with the Swap Agreement. If such amount payable by the Swap Counterparty is less than the amount of interest accrued on the Class A Certificates, there will be a proportional reduction in the amount of interest payable on the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates, as applicable. The Interest Payment Amount for each Class A Certificate shall be calculated by applying any proportional reduction (calculated as described in the Agreement) to the amount of interest determined to have accrued on each Class of Class A Certificates.

     Except to the extent provided otherwise in the Agreement, no principal payments shall be made in respect of the Class A-2 Certificates until the Class A-1 Certificates have been paid in full, and no principal payments shall be made in respect of the Class A-3 Certificates until the Class A-2 Certificates have been paid in full and no principal payments shall be made in respect of the Class B Certificates until the Class A-3 Certificates have been paid in full. Except as otherwise provided in the Agreement, the principal of the Class A-3 Certificates, to the extent of amounts allocated and available therefor, shall be distributable on the Class A-3 Targeted Maturity Date which shall be March 25, 2002 (or if such day is not a Business Day, on the next succeeding Business
Day) and thereafter, if applicable, monthly on each succeeding Certificate Payment Date until the Adjusted Class A-3 Certificate Balance has been reduced to zero. In any event, any remaining unpaid principal of any Class A-3 Certificate shall be due and payable on February 25, 2004 (or if such day is not a Business Day, on the next succeeding Business Day).

     On each relevant Certificate Payment Date, the 1998-C Securitization Trustee shall pay or cause to be paid to the Person in whose name this Class A-3 Certificate is registered at the close of business on the calendar day immediately preceding such Certificate Payment Date or, if Definitive Certificates have been issued, the last Business Day of the immediately preceding calendar month (the "Record Date"), amounts distributable as interest and principal on the Class A-3 Certificates pursuant to the terms of the Agreement, all to the extent and as more specifically set forth in the Agreement. Payments of principal hereof may be made earlier than the Class A-3 Targeted Maturity Date under certain circumstances (in connection with the liquidation of the assets of the 1998-C Securitization Trust following a Swap Termination) or later than the Class A-3 Targeted Maturity Date (depending on payment, delinquency and loss experience). Distributions on this Class A-3 Certificate will be made by the 1998-C Securitization Trustee by check mailed to the Class A-3 Certificateholder of record in the Certificate Register without the presentation or surrender of this Class A-3 Certificate or the making of any notation hereon except that with respect to Class A-3 Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made by wire transfer of immediately available funds. Except as otherwise provided in the Agreement and

                                     A-3-3
notwithstanding the foregoing, the final distribution on this Class A-3 Certificate will be made after due notice by the 1998-C Securitization Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A-3 Certificate at the Corporate Trust Office of the 1998-C Securitization Trustee or at the offices of Bankers Trust Luxembourg S.A. (initially at 14 Boulevard F.D. Roosevelt, L-450 Luxembourg).

     It is the intention of the Transferor and the Investor Certificateholders that the Investor Certificates will be indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the 1998-C Securitization Trustee and the Holder of this Certificate (or Certificate Owner) by acceptance of this Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) agree to treat the Investor Certificates (or beneficial interest therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Transferor and to report the transactions contemplated by the Agreement on all applicable tax returns in a manner consistent with such treatment. Each Holder of an Investor Certificate also agrees that it will not be entitled to any of the tax benefits related to the 1998-C Contracts and 1998-C Leased Vehicles, including any of the depreciation deductions resulting therefrom.

     In the event that, notwithstanding the statement of intentions and undertakings set forth in Section 4.12(a) of the Agreement and herein, it is finally determined that the Class A-3 Certificates do not evidence indebtedness of the Transferor for all income and franchise tax purposes, but rather represent an equity interest in the assets of the 1998-C Securitization Trust, then the Holder is deemed to agree (and each Certificate Owner hereof with respect hereto by virtue of acquiring a beneficial interest herein is deemed to agree): (i) to treat such Certificates, together with the Transferor Certificate, as representing an interest in a partnership for all tax purposes, (ii) to treat all payments in respect of such Certificates (to the extent not a return of capital) as a "guaranteed payment" thereon made pursuant to Section 707(c) of the Code, and
(iii) to allocate all other items of income, gain, deduction, loss or credit with respect to the assets and operations of the 1998-C Securitization Trust to the Transferor.

     The Certificates do not represent an obligation of, or an interest in, the Transferor, the Servicer, the Titling Trust, the Titling Trustee, the 1998-C Securitization Trustee or any of their respective Affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the 1998-C SUBI Assets evidenced by the 1998-C SUBI Certificate and certain monies on deposit in the Reserve Fund and in certain other accounts established for the benefit of the Certificateholders, in each case to the extent and as more specifically set forth in the Agreement. By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) waives any claim to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included in the 1998-C SUBI Sub-Trust (except for those evidenced by the 1998-C SUBI Insurance Certificate) and those proceeds or assets derived from or earned by such 1998-C SUBI Assets (except for those evidenced by the 1998-C SUBI Insurance Certificate and the proceeds therefrom). A copy of the Agreement may be examined during normal business hours at the Corporate Trust Office of the 1998-C Securitization Trustee, at the offices of Bankers Trust Luxembourg S.A. (initially at 14

                                     A-3-4

Boulevard F.D. Roosevelt, L-450 Luxembourg) and at such other places, if any, designated by the 1998-C Securitization Trustee, by any Certificateholder upon request.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Transferor and the 1998-C Securitization Trustee without the consent of any Certificateholders. In certain limited circumstances, the Agreement may only be amended with the consent of the Holders of Investor Certificates evidencing not less than 51% of the aggregate Voting Interest of all Investor Certificates, voting together as a single class. To be entitled to vote in respect of an interest in the Class A-3 Certificates, a person shall be a holder of record of such Class A-3 Certificates as shown on the books of the Certificate Registrar on the last day of the preceding month, or a person appointed by such holder by an instrument in writing. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

     As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class, in authorized denominations of a like aggregate principal amount, as requested by the Holder surrendering the same or for register of transfer in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the 1998-C Securitization Trustee in its capacity as Certificate Registrar, or at the office of the agent of the 1998-C Securitization Trustee in its capacity as Certificate Registrar, who shall initially be U.S. Bank National Association, 100 Wall Street, 20th Floor, New York, New York 10005, in the Borough of Manhattan, the City of New York, and with respect to the Definitive Certificates only, a transfer agent appointed in Luxembourg, or at the appropriate office of any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the 1998-C Securitization Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A-3 Certificates of authorized denominations and of a like aggregate fractional undivided interest will be issued to the designated transferee. No service charge will be made for any such registration of transfer or exchange, but the 1998-C Securitization Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

     The Class A-3 Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples thereof (except for one Class A-3 Certificate in a smaller minimum denomination representing any remaining portion of the Initial Class A-3 Certificate Balance).

     Prior to due presentation of this Certificate for registration of transfer, the 1998-C Securitization Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class A-3 Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the 1998-C Securitization Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

                                     A-3-5

     The obligations and responsibilities created by the Agreement and the 1998-C Securitization Trust created thereby shall terminate upon the payment to Investor Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the 1998-C Securitization Trust. The Transferor may at its option purchase the corpus of the 1998-C Securitization Trust at a price specified in the Agreement, and such purchase of the 1998-C SUBI and 1998-C SUBI Certificate and other property of the 1998-C Securitization Trust will effect early retirement of the Certificates; PROVIDED, HOWEVER, such right of purchase is exercisable only on the Monthly Allocation Date on or after the Class A-3 Targeted Maturity Date, if either before or after giving effect to any payments of principal required to be made on such Monthly Allocation Date, the Investor Balance shall be less than or equal to $74,998,873.25 (ten percent of the Aggregate Net Investment Value as of the Cutoff Date).

     By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of acquiring a beneficial interest herein) covenants and agrees (and each Certificate Owner is deemed to agree) that prior to the date which is one year and one day after the last date upon which (a) each Class of Investor Certificates has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Holder and/or Certificate Owner will not institute against, or join any other Person in instituting against the Transferor, Toyota Motor Credit Corporation, the 1998-C Securitization Trustee, the 1998-C Securitization Trust, the Titling Trustee or the Titling Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the Holder's and/or any Certificate Owner's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This noncompetition covenant shall survive the termination of the Agreement.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the 1998-C Securitization Trustee, by manual signature, this Class A-3 Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

                                     A-3-6

     IN WITNESS WHEREOF, the 1998-C Securitization Trustee on behalf of the 1998-C Securitization Trust and not in its individual capacity has caused this Class A-3 Certificate to be duly executed.


Dated: December 3, 1998

                                       TOYOTA AUTO LEASE TRUST 1998-C

                                       By:  U.S. BANK NATIONAL ASSOCIATION, as
                                            1998-C Securitization Trustee


                                       By:
                                           -------------------------------------
                                             Authorized Officer

                            Certificate of Authentication

     This is one of the Class A-3 Certificates referred to in the within-mentioned Agreement.

                                       U.S. BANK NATIONAL ASSOCIATION, as
                                       1998-C Securitization Trustee



                                       By:
                                           -------------------------------------
                                             Authorized Officer

                                     A-3-7

                                    ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                       ----------------------------------------*
                                       Signature Guaranteed:


                                       ----------------------------------------*

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-3-8

                                    EXHIBIT B-1

     THIS CLASS B CERTIFICATE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION IN RELIANCE ON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE OR FOREIGN SECURITIES LAWS. THE CLASS B CERTIFICATES ARE ELIGIBLE FOR PURCHASE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTION 4.03 OF THE AGREEMENT REFERRED TO HEREIN AND (B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION (OTHER THAN A TRANSACTION IN CLAUSE
(iv) BELOW) EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS, (iii) TO TOYOTA LEASING INC. (THE "TRANSFEROR") OR (iv) TO A PERSON WHO THE TRANSFEROR OF THIS CLASS B CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR TO AN INSTITUTIONAL "ACCREDITED INVESTOR" UNDER RULE 501(a)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT. IN THE EVENT THAT THE TRANSFER OF A CLASS B CERTIFICATE IS TO BE MADE AS DESCRIBED IN CLAUSE (ii) OF THE PRECEDING SENTENCE, THE PROSPECTIVE INVESTOR IS REQUIRED TO DELIVER AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE 1998-C SECURITIZATION TRUSTEE AND THE TRANSFEROR TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS. THE PROSPECTIVE TRANSFEREE IN A TRANSFER OF A CLASS B CERTIFICATE TO BE MADE AS DESCRIBED IN CLAUSE (iv) ABOVE MUST DELIVER TO THE 1998-C SECURITIZATION TRUSTEE A REPRESENTATION LETTER REQUIRED BY SECTION 4.03 OF THE AGREEMENT REFERRED TO HEREIN. PROSPECTIVE PURCHASERS OF THE CLASS B CERTIFICATES ARE HEREBY NOTIFIED THAT THE SELLER OF ANY CLASS B CERTIFICATES MAY BE RELYING ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SECTION 5 OF THE ACT PROVIDED BY RULE 144A UNDER THE ACT.

     THIS CLASS B CERTIFICATE OR A BENEFICIAL INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE 1998-C SECURITIZATION TRUSTEE HAS RECEIVED (I) A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF

                                     B-1-1

ERISA OR THE CODE ("SIMILAR LAW") (EACH, A "BENEFIT PLAN") AND IS NOT AN ENTITY INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR AN INSURANCE COMPANY GENERAL ACCOUNT IF THE ASSETS IN ANY SUCH ACCOUNTS CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF REGULATION SECTION 2510.3-101 OF ERISA, WHOSE UNDERLYING ASSETS INCLUDE BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN THE ENTITY (SUCH BENEFIT PLAN OR ENTITY, A "BENEFIT PLAN INVESTOR") AND (II) A CERTIFICATE TO THE EFFECT THAT IF THE TRANSFEREE IS A PARTNERSHIP, GRANTOR TRUST OR S CORPORATION FOR FEDERAL INCOME TAX PURPOSES (A "FLOW-THROUGH ENTITY"), ANY CLASS B CERTIFICATES OWNED BY SUCH FLOW-THROUGH ENTITY WILL REPRESENT LESS THAN 50% OF THE VALUE OF ALL THE ASSETS OWNED BY SUCH FLOW-THROUGH ENTITY AND NO SPECIAL ALLOCATION OF INCOME, GAIN, LOSS, DEDUCTION OR CREDIT FROM SUCH CLASS B CERTIFICATES WILL BE MADE AMONG THE BENEFICIAL OWNERS OF SUCH FLOW-THROUGH ENTITY.

     IN ADDITION, NO RESALE OR OTHER TRANSFER OF THIS CLASS B CERTIFICATE OR ANY INTEREST THEREIN SHALL BE PERMITTED UNLESS IMMEDIATELY AFTER GIVING EFFECT TO SUCH RESALE OR OTHER TRANSFER, THERE WOULD BE FEWER THAN 100 CLASS B CERTIFICATEHOLDERS.

     THIS CLASS B CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO BELOW.

                                     B-1-2

                           TOYOTA AUTO LEASE TRUST 1998-C
             ADJUSTABLE RATE AUTO LEASE ASSET BACKED CERTIFICATE, CLASS B

     Evidencing a percentage interest in the distributions allocable to the Investor Certificates, as defined below.

     This Certificate does not represent an obligation of, or an interest in, Toyota Leasing, Inc., Toyota Motor Credit Corporation, the Titling Trustee or the 1998-C Securitization Trustee or any of their respective affiliates.


     Initial Class B Certificate Balance:
     $
      --------------
     Number B-1                                    Denomination: $
                                                                  --------------

     THIS CERTIFIES THAT _______________________ is the registered owner of a ______________ ($______________) nonassessable, fully-paid, fractional undivided interest in the Toyota Auto Lease Trust 1998-C (the "1998-C Securitization Trust") formed by Toyota Leasing, Inc., a California corporation, as Transferor (the "Transferor"). The 1998-C Securitization Trust was created pursuant to a 1998-C Securitization Trust Agreement dated as of December 1, 1998 (the "Agreement"), between the Transferor and U.S. Bank National Association, a national banking association, as trustee (the "1998-C Securitization Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

     This Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class B" (the "Class B Certificates"). Also issued under the Agreement are Certificates designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class A-1" (the "Class A-1 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class A-2" (the "Class A-2 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class A-3" (the "Class A-3 Certificates" and, together with the Class A-1 Certificates and the Class A-2 Certificates, the "Class A Certificates" and, together with the Class B Certificates, the "Investor Certificates") and a Certificate evidencing the Transferor Interest (the "Transferor Certificate" and, together with the Investor Certificates, the "Certificates"). The Class B Certificates are subordinated to the Class A Certificates, and the Transferor Certificate is subordinated to the Investor Certificates, to the extent described in the Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class B Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     B-1-3

     The property of the 1998-C Securitization Trust includes, among other things, the 1998-C SUBI Certificate evidencing beneficial interests in the assets of the 1998-C SUBI other than the proceeds of the Residual Value Insurance Policies. The 1998-C SUBI represents a beneficial interest in a pool of retail automobile and light duty truck lease contracts ("Contracts") and the new and used automobiles and light duty trucks leased thereby ("Leased Vehicles") (such pool of Contracts and Leased Vehicles, the "1998-C SUBI Portfolio") entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with the Titling Trust. Toyota Motor Credit Corporation acts as servicer (in that capacity, the "Servicer") of the 1998-C SUBI Portfolio. During the Revolving Period, Principal Collections and amounts applied to reimburse Loss Amounts and Certificate Principal Loss Amounts allocable to the assets of the 1998-C SUBI represented by the 1998-C SUBI Certificate generally will be reinvested in Subsequent Contracts and Subsequent Leased Vehicles from among other unallocated Contracts and Leased Vehicles owned by the Titling Trust. At the time of reinvestment, such Subsequent Contracts and Subsequent Leased Vehicles will be allocated to the 1998-C SUBI. Following the Revolving Period, Principal Collections allocable to the assets of the 1998-C SUBI will be deposited in the Certificateholders' Account and invested in Permitted Investments (which are expected to be TMCC Demand Notes) maturing prior to the relevant Targeted Maturity Date.

     Payments in respect of the 1998-C SUBI Certificate will be allocated between the Investor Certificates and the Transferor Certificate and paid to the registered Holder of this Certificate as provided in the Agreement.

           Except as otherwise provided in the Agreement, interest payments in respect of this Certificate shall be made quarterly on the 25th day of March, June, September and December (or if such day is not a Business Day, the next succeeding Business Day, each such day a "Certificate Payment Date"), commencing on March 25, 1999, and through the Class B Targeted Maturity Date and thereafter, if applicable, monthly on the 25th day of the month (or if such day is not a Business Day, the next succeeding Business Day, each such day a "Certificate Payment Date") until the Adjusted Class B Certificate Balance has been reduced to zero. Except as otherwise provided in the Agreement, for Interest Payment Periods commencing prior to the Class B Targeted Maturity Date, interest will accrue on the Class B Certificates at three-month LIBOR plus 2.00% per annum. For Interest Payment Periods commencing on or after the related Targeted Maturity Date, interest will accrue on the Class B Certificates at one-month LIBOR plus 2.03% per annum. Amounts available to make interest payments to the Class B Certificateholders will be limited to amounts payable by the Swap Counterparty in accordance with the Swap Agreement. If such amount payable by the Swap Counterparty is less than the amount of interest accrued on the Class B Certificates, there will be a proportional reduction in the amount of interest payable on the Class B Certificates. The Class B Interest Payment Amount shall be calculated by applying any proportional reduction (calculated as described in the Agreement) to the amount of interest determined to have accrued on the Class B Certificates. Any such shortfall may be made up for on subsequent Certificate Payment Dates, as more fully described in the Agreement.

     Except to the extent provided otherwise in the Agreement, no principal payments shall be made in respect of the Class A-2 Certificates until the Class A-1 Certificates have been paid in full, and no principal payments shall be made in respect of the Class A-3 Certificates until the Class A-2

                                     B-1-4

Certificates have been paid in full and no principal payments shall be made in respect of the Class B Certificates until the Class A-3 Certificates have been paid in full. Except as otherwise provided in the Agreement, the principal of the Class B Certificates, to the extent of amounts allocable and available therefor, shall be distributable on the Class B Targeted Maturity Date which shall be December 25, 2003 (or if such day is not a Business Day, on the next succeeding Business Day) and thereafter, if applicable, monthly on each succeeding Certificate Payment Date until the Adjusted Class B Certificate Balance has been reduced to zero. In any event, any remaining unpaid principal of any Class B Certificate shall be due and payable on May 25, 2006 (or if such day is not a Business Day, on the next succeeding Business Day).

     On each relevant Certificate Payment Date, the 1998-C Securitization Trustee shall pay or cause to be paid to the Person in whose name this Class B Certificate is registered at the close of business on the last Business Day of the immediately preceding calendar month (the "Record Date") amounts distributable as interest and principal on the Class B Certificates pursuant to the terms of the Agreement, all to the extent and as more specifically set forth in the Agreement. Payments of principal may be made earlier than the Class B Targeted Maturity Date under certain circumstances (in connection with the exercise of the Transferor of its right to purchase the 1998-C SUBI Certificate, described below, or the liquidation of the assets of the 1998-C Securitization Trust following a Swap Termination) or later than the Class B Targeted Maturity Date (depending on payment, delinquency and loss experience).

     Distributions on this Class B Certificate will be made by the 1998-C Securitization Trustee by check mailed to the Class B Certificateholder of record in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation hereon or, at the option of a Holder who owns Class B Certificates having an aggregate initial denomination of $250,000 or more, upon written instructions received by the 1998-C Securitization Trustee not later than fifteen days prior to the related Record Date, by wire transfer of immediately available funds to an account maintained by such Holder at a depository institution in the United States having appropriate facilities therefor. Except as otherwise provided in the Agreement and notwithstanding the foregoing, the final distribution on this Class B Certificate will be made after due notice by the 1998-C Securitization Trustee of the pendency of such distribution and only upon presentation and surrender of this Class B Certificate at the Corporate Trust Office of the 1998-C Securitization Trustee.

     It is the intention of the Transferor and the Investor Certificateholders that the Investor Certificates will be indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the 1998-C Securitization Trustee and the Holder of this Certificate (or Certificate Owner) by acceptance of this Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) agree to treat the Investor Certificates (or beneficial interests therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Transferor and to report the transactions contemplated by the Agreement on all applicable tax returns in a manner consistent with such treatment. Each Holder of an Investor Certificate also agrees that it will not be entitled to any of the tax benefits

                                     B-1-5
related to the 1998-C Contracts and 1998-C Leased Vehicles, including any of the depreciation deductions resulting therefrom.

     In the event that, notwithstanding the statement of intentions and undertakings set forth in Section 4.12(a) of the Agreement and herein, it is finally determined that the Class B Certificates do not evidence indebtedness of the Transferor for all income and franchise tax purposes, but rather represent an equity interest in the assets of the 1998-C Securitization Trust, then the Holder is deemed to agree (and each Certificate Owner by virtue of acquiring a beneficial interest herein is deemed to agree) (i) to treat such Certificates, together with the Transferor Certificate, as representing an interest in a partnership for all tax purposes, (ii) to treat all payments in respect of such Certificates (to the extent not a return of capital) as a "guaranteed payment" thereon made pursuant to Section 707(c) of the Code, and (iii) to allocate all other items of income, gain, deduction, loss or credit with respect to the assets and operations of the 1998-C Securitization Trust to the Transferor.

     The Certificates do not represent an obligation of, or an interest in, the Transferor, the Servicer, the Titling Trust, the Titling Trustee, the 1998-C Securitization Trustee or any of their respective Affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the 1998-C SUBI Assets evidenced by the 1998-C SUBI Certificate and certain monies on deposit in the Reserve Fund and in certain other accounts established for the benefit of the Certificateholders, in each case to the extent and as more specifically set forth in the Agreement. By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) waives any claim to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included in the 1998-C SUBI Sub-Trust (except for those evidenced by the 1998-C SUBI Insurance Certificate) and those proceeds or assets derived from or earned by such 1998-C SUBI Assets (except for those evidenced by the 1998-C SUBI Insurance Certificate and the proceeds therefrom). A copy of the Agreement may be examined during normal business hours at the Corporate Trust Office of the 1998-C Securitization Trustee, at the offices of Bankers Trust Company Luxembourg S.A. in Luxembourg (initially at 14 Boulevard F.D. Roosevelt, L-450 Luxembourg) and at such other places, if any, designated by the 1998-C Securitization Trustee, by any Certificateholder upon request.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Transferor and the 1998-C Securitization Trustee without the consent of any Certificateholders. In certain limited circumstances, the Agreement may only be amended with the consent of the Holders of Investor Certificates evidencing not less than 51% of the aggregate Voting Interest of all Investor Certificates, voting together as a single class. To be entitled to vote in respect of an interest in the Class B Certificates, a person shall be a holder of record of such Class B Certificates as shown on the books of the Certificate Registrar on the last day of the preceding month, or a person appointed by an instrument in writing. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the

                                     B-1-6
transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

     As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class, in authorized denominations of a like aggregate principal amount, as requested by the Holder surrendering the same or for register of transfer at the Corporate Trust Office of the 1998-C Securitization Trustee in its capacity as Certificate Registrar, or at the office of the agent of the 1998-C Securitization Trustee in its capacity as Certificate Registrar, who shall initially be U.S. Bank National Association, 100 Wall Street, 20th Floor, New York, New York 10005, or at the appropriate office of any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the 1998-C Securitization Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and of a like aggregate fractional undivided interest will be issued to the designated transferee.

     The Class B Certificates are issuable only as registered Certificates without coupons in denominations of $500,000 and integral multiples of $1,000 in excess thereof, (except for one Class B Certificate in a smaller minimum denomination representing any remaining portion of the Initial Class B Certificate Balance). As provided in the Agreement, and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class, of authorized denominations of a like aggregate principal amount, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the 1998-C Securitization Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

     Prior to due presentation of this Certificate for registration of transfer, the 1998-C Securitization Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class B Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the 1998-C Securitization Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the 1998-C Securitization Trust created thereby shall terminate upon the payment to Investor Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the 1998-C Securitization Trust. The Transferor may at its option purchase the corpus of the 1998-C Securitization Trust at a price specified in the Agreement, and such purchase of the 1998-C SUBI and 1998-C SUBI Certificate and other property of the 1998-C Securitization Trust will effect early retirement of the Certificates; PROVIDED, HOWEVER, such right of purchase is exercisable only on the Monthly Allocation Date on or after the Class A-3 Targeted Maturity Date, if either before or after giving effect to any payments of principal required to be made on such Monthly Allocation Date, the Investor Balance shall be less than or equal to $74,998,873.25 (ten percent of the Aggregate Net Investment Value as of the Cutoff Date).

                                     B-1-7

     By accepting this Certificate, the Holder hereof covenants and agrees (and each Certificate Owner is deemed to agree) that prior to the date which is one year and one day after the last date upon which (a) each Class of Investor Certificates has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Holder (or Certificate Owner) will not institute against, or join any other Person in instituting against the Transferor, Toyota Motor Credit Corporation, the 1998-C Securitization Trustee, the 1998-C Securitization Trust, the Titling Trustee or the Titling Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the Holder's (or any Certificate Owner's) right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This non-petition covenant shall survive the termination of the Agreement.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the 1998-C Securitization Trustee, by manual signature, this Class B Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

                                     B-1-8

     IN WITNESS WHEREOF, the 1998-C Securitization Trustee on behalf of the 1998-C Securitization Trust and not in its individual capacity has caused this Class B Certificate to be duly executed.

Dated: December 3, 1998

                                       TOYOTA AUTO LEASE TRUST 1998-C

                                       By:  U.S. BANK NATIONAL ASSOCIATION, as
                                            1998-C Securitization Trustee


                                       By:
                                           -------------------------------------
                                              Authorized Officer


                            Certificate of Authentication

     This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                       U.S. BANK NATIONAL ASSOCIATION, as
                                       1998-C Securitization Trustee


                                       By:
                                           -------------------------------------


                                     B-1-9

                                  ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                       ----------------------------------------*
                                       Signature Guaranteed:


                                       ----------------------------------------*

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     B-1-10

                                    EXHIBIT B-2

     THIS CLASS B CERTIFICATE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION IN RELIANCE ON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE OR FOREIGN SECURITIES LAWS. THE CLASS B CERTIFICATES ARE ELIGIBLE FOR PURCHASE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTION 4.03 OF THE AGREEMENT REFERRED TO HEREIN AND (B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION (OTHER THAN A TRANSACTION IN CLAUSE
(iv) BELOW) EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS, (iii) TO TOYOTA LEASING INC. (THE "TRANSFEROR") OR (iv) TO A PERSON WHO THE TRANSFEROR OF THIS CLASS B CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR TO AN INSTITUTIONAL "ACCREDITED INVESTOR" UNDER RULE 501(a)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT. IN THE EVENT THAT THE TRANSFER OF A CLASS B CERTIFICATE IS TO BE MADE AS DESCRIBED IN CLAUSE (ii) OF THE PRECEDING SENTENCE, THE PROSPECTIVE INVESTOR IS REQUIRED TO DELIVER AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE 1998-C SECURITIZATION TRUSTEE AND THE TRANSFEROR TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS. THE PROSPECTIVE TRANSFEREE IN A TRANSFER OF A CLASS B CERTIFICATE TO BE MADE AS DESCRIBED IN CLAUSE (iv) ABOVE MUST DELIVER TO THE 1998-C SECURITIZATION TRUSTEE A REPRESENTATION LETTER REQUIRED BY SECTION 4.03 OF THE AGREEMENT REFERRED TO HEREIN. PROSPECTIVE PURCHASERS OF THE CLASS B CERTIFICATES ARE HEREBY NOTIFIED THAT THE SELLER OF ANY CLASS B CERTIFICATES MAY BE RELYING ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SECTION 5 OF THE ACT PROVIDED BY RULE 144A UNDER THE ACT.

     THIS CLASS B CERTIFICATE OR A BENEFICIAL INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE 1998-C SECURITIZATION TRUSTEE HAS RECEIVED (I) A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF

                                     B-2-1

ERISA OR THE CODE ("SIMILAR LAW") (EACH, A "BENEFIT PLAN") AND IS NOT AN
ENTITY INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR AN INSURANCE COMPANY GENERAL ACCOUNT IF THE ASSETS IN ANY SUCH ACCOUNTS CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF REGULATION SECTION 2510.3-101 OF ERISA, WHOSE UNDERLYING ASSETS INCLUDE BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN THE ENTITY (SUCH BENEFIT PLAN OR ENTITY, A "BENEFIT PLAN INVESTOR") AND (II) A CERTIFICATE TO THE EFFECT THAT IF THE TRANSFEREE IS A PARTNERSHIP, GRANTOR TRUST OR S CORPORATION FOR FEDERAL INCOME TAX PURPOSES (A "FLOW-THROUGH ENTITY"), ANY CLASS B CERTIFICATES OWNED BY SUCH FLOW-THROUGH ENTITY WILL REPRESENT LESS THAN 50% OF THE VALUE OF ALL THE ASSETS OWNED BY SUCH FLOW-THROUGH ENTITY AND NO SPECIAL ALLOCATION OF INCOME, GAIN, LOSS, DEDUCTION OR CREDIT FROM SUCH CLASS B CERTIFICATES WILL BE MADE AMONG THE BENEFICIAL OWNERS OF SUCH FLOW-THROUGH ENTITY.

     IN ADDITION, NO RESALE OR OTHER TRANSFER OF THIS CLASS B CERTIFICATE OR ANY INTEREST THEREIN SHALL BE PERMITTED UNLESS IMMEDIATELY AFTER GIVING EFFECT TO SUCH RESALE OR OTHER TRANSFER, THERE WOULD BE FEWER THAN 100 CLASS B CERTIFICATEHOLDERS.

     THIS CLASS B CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO BELOW.

                                     B-2-2

                           TOYOTA AUTO LEASE TRUST 1998-C
                  ____% AUTO LEASE ASSET BACKED CERTIFICATE, CLASS B

     Evidencing a percentage interest in the distributions allocable to the Investor Certificates, as defined below.

     This Certificate does not represent an obligation of, or an interest in, Toyota Leasing, Inc., Toyota Motor Credit Corporation, the Titling Trustee or the 1998-C Securitization Trustee or any of their respective affiliates.


     Initial Class B Certificate Balance:
     $
      --------------

     Number B-2                                    Denomination: $
                                                                  --------------

     THIS CERTIFIES THAT _____________________ is the registered owner of a ______________ ($______________) nonassessable, fully-paid, fractional undivided interest in the Toyota Auto Lease Trust 1998-C (the "1998-C Securitization Trust") formed by Toyota Leasing, Inc., a California corporation, as Transferor (the "Transferor"). The 1998-C Securitization Trust was created pursuant to a 1998-C Securitization Trust Agreement dated as of December 1, 1998 (the "Agreement"), between the Transferor and U.S. Bank National Association, a national banking association, as trustee (the "1998-C Securitization Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

     This Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Toyota Auto Lease Trust 1998-C ____% Auto Lease Asset Backed Certificates, Class B" (the "Class B Certificates"). Also issued under the Agreement are Certificates designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class A-1" (the "Class A-1 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class A-2" (the "Class A-2 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class A-3" (the "Class A-3 Certificates" and, together with the Class A-1 Certificates and the Class A-2 Certificates, the "Class A Certificates" and, together with the Class B Certificates, the "Investor Certificates") and a Certificate evidencing the Transferor Interest (the "Transferor Certificate" and, together with the Investor Certificates, the "Certificates"). The Class B Certificates are subordinated to the Class A Certificates, and the Transferor Certificate is subordinated to the Investor Certificates, to the extent described in the Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class B Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     B-2-3

     The property of the 1998-C Securitization Trust includes, among other things, the 1998-C SUBI Certificate evidencing beneficial interests in the assets of the 1998-C SUBI other than the proceeds of the Residual Value Insurance Policies. The 1998-C SUBI represents a beneficial interest in a pool of retail automobile and light duty truck lease contracts ("Contracts") and the new and used automobiles and light duty trucks leased thereby ("Leased Vehicles") (such pool of Contracts and Leased Vehicles, the "1998-C SUBI Portfolio") entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with the Titling Trust. Toyota Motor Credit Corporation acts as servicer (in that capacity, the "Servicer") of the 1998-C SUBI Portfolio. During the Revolving Period, Principal Collections and amounts applied to reimburse Loss Amounts and Certificate Principal Loss Amounts allocable to the assets of the 1998-C SUBI represented by the 1998-C SUBI Certificate generally will be reinvested in Subsequent Contracts and Subsequent Leased Vehicles from among other unallocated Contracts and Leased Vehicles owned by the Titling Trust. At the time of reinvestment, such Subsequent Contracts and Subsequent Leased Vehicles will be allocated to the 1998-C SUBI. Following the Revolving Period, Principal Collections allocable to the assets of the 1998-C SUBI will be deposited in the Certificateholders' Account and invested in Permitted Investments (which are expected to be TMCC Demand Notes) maturing prior to the relevant Targeted Maturity Date.

     Payments in respect of the 1998-C SUBI Certificate will be allocated between the Investor Certificates and the Transferor Certificate and paid to the registered Holder of this Certificate as provided in the Agreement.

     Except as otherwise provided in the Agreement, interest payments in respect of this Certificate shall be made quarterly on the 25th day of March, June, September and December (or if such day is not a Business Day, the next succeeding Business Day, each such day a "Certificate Payment Date"), commencing on March 25, 1999, and through the Class B Targeted Maturity Date and thereafter, if applicable, monthly on the 25th day of the month (or if such day is not a Business Day, the next succeeding Business Day, each such day a "Certificate Payment Date") until the Adjusted Class B Certificate Balance has been reduced to zero.

     Except to the extent provided otherwise in the Agreement, no principal payments shall be made in respect of the Class A-2 Certificates until the Class A-1 Certificates have been paid in full, and no principal payments shall be made in respect of the Class A-3 Certificates until the Class A-2 Certificates have been paid in full and no principal payments shall be made in respect of the Class B Certificates until the Class A-3 Certificates have been paid in full. Except as otherwise provided in the Agreement, the principal of the Class B Certificates, to the extent of amount allocable and available therefor, shall be distributable on the Class B Targeted Maturity Date which shall be December 25, 2003 (or if such day is not a Business Day, on the next succeeding Business Day) and thereafter, if applicable, monthly on each succeeding Certificate Payment Date until the Adjusted Class B Certificate Balance has been reduced to zero.
In any event, any remaining unpaid principal of any Class B Certificate shall be due and payable on May 25, 2006 (or if such day is not a Business Day, on the next succeeding Business Day).

     On each relevant Certificate Payment Date, the 1998-C Securitization Trustee shall pay or cause to be paid to the Person in whose name this Class B Certificate is registered at the close

                                     B-2-4
of business on the last Business Day of the immediately preceding calendar month (the "Record Date") amounts distributable as interest and principal on the Class B Certificates pursuant to the terms of the Agreement, all to the extent and as more specifically set forth in the Agreement. Payments of principal may be made earlier than the Class B Targeted Maturity Date under certain circumstances (in connection with the exercise of the Transferor of its right to purchase the 1998-C SUBI Certificate, described below, or the liquidation of the assets of the 1998-C Securitization Trust following a Swap Termination) or later than the Class B Targeted Maturity Date (depending on payment, delinquency and loss experience).

     Distributions on this Class B Certificate will be made by the 1998-C Securitization Trustee by check mailed to the Class B Certificateholder of record in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation hereon or, at the option of a Holder who owns Class B Certificates having an aggregate initial denomination of $250,000 or more, upon written instructions received by the 1998-C Securitization Trustee not later than fifteen days prior to the related Record Date, by wire transfer of immediately available funds to an account maintained by such Holder at a depository institution in the United States having appropriate facilities therefor. Except as otherwise provided in the Agreement and notwithstanding the foregoing, the final distribution on this Class B Certificate will be made after due notice by the 1998-C Securitization Trustee of the pendency of such distribution and only upon presentation and surrender of this Class B Certificate at the Corporate Trust Office of the 1998-C Securitization Trustee.

     It is the intention of the Transferor and the Investor Certificateholders that the Investor Certificates will be indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the 1998-C Securitization Trustee and the Holder of this Certificate (or Certificate Owner) by acceptance of this Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) agree to treat the Investor Certificates (or beneficial interests therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Transferor and to report the transactions contemplated by the Agreement on all applicable tax returns in a manner consistent with such treatment. Each Holder of an Investor Certificate also agrees that it will not be entitled to any of the tax benefits related to the 1998-C Contracts and 1998-C Leased Vehicles, including any of the depreciation deductions resulting therefrom.

     In the event that, notwithstanding the statement of intentions and undertakings set forth in Section 4.12(a) of the Agreement and herein, it is finally determined that the Class B Certificates do not evidence indebtedness of the Transferor for all income and franchise tax purposes, but rather represent an equity interest in the assets of the 1998-C Securitization Trust, then the Holder is deemed to agree (and each Certificate Owner by virtue of acquiring a beneficial interest herein is deemed to agree) (i) to treat such Certificates, together with the Transferor Certificate, as representing an interest in a partnership for all tax purposes, (ii) to treat all payments in respect of such Certificates (to the extent not a return of capital) as a "guaranteed payment" thereon made pursuant to Section 707(c) of the Code, and (iii) to allocate all other items of income, gain,

                                     B-2-5
deduction, loss or credit with respect to the assets and operations of the 1998-C Securitization Trust to the Transferor.

     The Certificates do not represent an obligation of, or an interest in, the Transferor, the Servicer, the Titling Trust, the Titling Trustee, the 1998-C Securitization Trustee or any of their respective Affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the 1998-C SUBI Assets evidenced by the 1998-C SUBI Certificate and certain monies on deposit in the Reserve Fund and in certain other accounts established for the benefit of the Certificateholders, in each case to the extent and as more specifically set forth in the Agreement. By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) waives any claim to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included in the 1998-C SUBI Sub-Trust (except for those evidenced by the 1998-C SUBI Insurance Certificate) and those proceeds or assets derived from or earned by such 1998-C SUBI Assets (except for those evidenced by the 1998-C SUBI Insurance Certificate and the proceeds therefrom). A copy of the Agreement may be examined during normal business hours at the Corporate Trust Office of the 1998-C Securitization Trustee, at the offices of Bankers Trust Company Luxembourg S.A. in Luxembourg (initially at 14 Boulevard F.D. Roosevelt, L-450 Luxembourg) and at such other places, if any, designated by the 1998-C Securitization Trustee, by any Certificateholder upon request.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Transferor and the 1998-C Securitization Trustee without the consent of any Certificateholders. In certain limited circumstances, the Agreement may only be amended with the consent of the Holders of Investor Certificates evidencing not less than 51% of the aggregate Voting Interest of all Investor Certificates, voting together as a single class. To be entitled to vote in respect of an interest in the Class B Certificates, a person shall be a holder of record of such Class B Certificates as shown on the books of the Certificate Registrar on the last day of the preceding month, or a person appointed by an instrument in writing. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class, in authorized denominations of a like aggregate principal amount, as requested by the Holder surrendering the same or for register of transfer at the Corporate Trust Office of the 1998-C Securitization Trustee in its capacity as Certificate Registrar, or at the office of the agent of the 1998-C Securitization Trustee in its capacity as Certificate Registrar, who shall initially be U.S. Bank National Association, 100 Wall Street, 20th Floor, New York, New York 10005, or at the appropriate office of any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the 1998-C Securitization Trustee and the Certificate Registrar duly executed by the Holder hereof or

                                     B-2-6
such Holder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and of a like aggregate fractional undivided interest will be issued to the designated transferee.

     The Class B Certificates are issuable only as registered Certificates without coupons in denominations of $500,000 and integral multiples of $1,000 in excess thereof, (except for one Class B Certificate in a smaller minimum denomination representing any remaining portion of the Initial Class B Certificate Balance). As provided in the Agreement, and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class, of authorized denominations of a like aggregate principal amount, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the 1998-C Securitization Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

     Prior to due presentation of this Certificate for registration of transfer, the 1998-C Securitization Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class B Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the 1998-C Securitization Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the 1998-C Securitization Trust created thereby shall terminate upon the payment to Investor Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the 1998-C Securitization Trust. The Transferor may at its option purchase the corpus of the 1998-C Securitization Trust at a price specified in the Agreement, and such purchase of the 1998-C SUBI and 1998-C SUBI Certificate and other property of the 1998-C Securitization Trust will effect early retirement of the Certificates; PROVIDED, HOWEVER, such right of purchase is exercisable only on the Monthly Allocation Date on or after the Class A-3 Targeted Maturity Date, if either before or after giving effect to any payments of principal required to be made on such Monthly Allocation Date, the Investor Balance shall be less than or equal to $74,998,873.25 (ten percent of the Aggregate Net Investment Value as of the Cutoff Date).

     By accepting this Certificate, the Holder hereof covenants and agrees (and each Certificate Owner is deemed to agree) that prior to the date which is one year and one day after the last date upon which (a) each Class of Investor Certificates has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Holder (or Certificate Owner) will not institute against, or join any other Person in instituting against the Transferor, Toyota Motor Credit Corporation, the 1998-C Securitization Trustee, the 1998-C Securitization Trust, the Titling Trustee or the Titling Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the Holder's (or any Certificate Owner's) right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This non-petition covenant shall survive the termination of the Agreement.

                                     B-2-7

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the 1998-C Securitization Trustee, by manual signature, this Class B Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.



                                     B-2-8

     IN WITNESS WHEREOF, the 1998-C Securitization Trustee on behalf of the 1998-C Securitization Trust and not in its individual capacity has caused this Class B Certificate to be duly executed.

Dated: December 3, 1998

                                       TOYOTA AUTO LEASE TRUST 1998-C

                                       By:  U.S. BANK NATIONAL ASSOCIATION, as
                                            1998-C Securitization Trustee


                                       By:
                                           -------------------------------------
                                             Authorized Officer


                            Certificate of Authentication

     This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                       U.S. BANK NATIONAL ASSOCIATION, as
                                       1998-C Securitization Trustee


                                       By:
                                           -------------------------------------


                                     B-2-9

                                  ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                       ----------------------------------------*
                                       Signature Guaranteed:


                                       ----------------------------------------*

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     B-2-10

                                     EXHIBIT C

                               TRANSFEROR CERTIFICATE

THIS CERTIFICATE IS NOT TRANSFERABLE.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED.

                           TOYOTA AUTO LEASE TRUST 1998-C

                   AUTO LEASE ASSET BACKED TRANSFEROR CERTIFICATE

               Evidencing the entire interest in the distributions allocable to the Transferor Certificate, as defined below.

               This Certificate does not represent an obligation of, or an interest in, Toyota Leasing, Inc., Toyota Motor Credit Corporation, the Titling Trustee, the 1998-C Securitization Trustee, or any of their respective affiliates.

     THIS CERTIFIES THAT TOYOTA LEASING, INC. (the "Transferor") is the registered owner of the entire interest not allocated to the Investor Certificates in the Toyota Auto Lease Trust 1998-C (the "1998-C Securitization Trust") formed by the Transferor. The 1998-C Securitization Trust was created pursuant to a 1998-C Securitization Trust Agreement dated as of December 1, 1998 (the "Agreement"), between the Transferor and U.S. Bank National Association, a national banking corporation, as trustee (the "1998-C Securitization Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

     This Certificate is the duly authorized Transferor Certificate issued under the Agreement and designated as the "Toyota Auto Lease Trust 1998-C Auto Lease Asset Backed Transferor Certificate" (the "Transferor Certificate"). Also issued under the Agreement are Certificates designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class A-1" (the "Class A-1 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class A-2" (the "Class A-2 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class A-3" (the "Class A-3 Certificates" and, together with the Class A-1 Certificates and the Class A-2 Certificates, the "Class A Certificates") and Certificates designated as "Toyota Auto Lease Trust 1998-C Adjustable Rate Auto Lease Asset Backed Certificates, Class B" (the "Class B Certificates" and, together with the Class A Certificates, the "Investor Certificates" and, together with the Transferor Certificate, the "Certificates"). This Transferor Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Transferor Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The property of the 1998-C Securitization Trust includes, among other things, the 1998-C SUBI Certificate evidencing beneficial interests in the assets of the 1998-C SUBI other than the proceeds of the Residual Value Insurance Policies. The 1998-C SUBI represents a beneficial interest in a pool of retail automobile and light duty truck lease contracts ("Contracts") and the new and used automobiles and light duty trucks leased thereby ("Leased Vehicles") (such pool of Contracts and Leased Vehicles, the "1998-C SUBI Portfolio") entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with the Titling Trust. Toyota Motor Credit Corporation acts as servicer (in that capacity, the "Servicer") of the 1998-C SUBI Portfolio. During the Revolving Period, Principal Collections and amounts applied to reimburse Loss Amounts and Certificate Principal Loss Amounts allocable to the assets of the 1998-C SUBI represented by the 1998-C SUBI Certificate generally will be reinvested in Subsequent Contracts and Subsequent Leased Vehicles from among other unallocated Contracts and Leased Vehicles owned by the Titling Trust. At the time of reinvestment, such Subsequent Contracts and Subsequent Leased Vehicles will be allocated to the 1998-C SUBI. Following the Revolving Period, Principal Collections allocable to the assets of the 1998-C SUBI will be deposited in the Certificateholders' Account and invested in Permitted Investments (which are expected to be TMCC Demand Notes) maturing prior to the Targeted Maturity Date.

     Payments in respect of the 1998-C SUBI Certificate will be allocated between the Investor Certificates and this Transferor Certificate and paid to the registered Holder of this Transferor Certificate as provided in the Agreement.

     It is the intention of the Transferor and the Investor Certificateholders that the Investor Certificates will be indebtedness of the Transferor for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the 1998-C Securitization Trustee and the Holder of this Certificate by acceptance of this Certificate agree to treat the Investor Certificates (or beneficial interests therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as secured indebtedness of the Transferor and to report the transactions contemplated by the Agreement on all applicable tax returns in a manner consistent with such treatment.

     In the event that, notwithstanding the statement of intentions and undertakings set forth in Section 4.12(a) of the Agreement and herein, it is finally determined that the Certificates do not evidence indebtedness of the Transferor for all income and franchise tax purposes, but rather represent an equity interest in the assets of the 1998-C Securitization Trust, then the Holder hereof, agrees (i) to treat such Certificate, together with the Investor Certificates, as representing an interest in a partnership for all tax purposes,
(ii) to treat all payments in respect of such Certificates (to the extent not a return of capital) as a "guaranteed payment" thereon made pursuant to
Section 707(c) of the Code, and (iii) to allocate all other items of income, gain, deduction, loss or credit with respect to the assets and operations of the 1998-C Securitization Trust to the Transferor.

     The Certificates do not represent an obligation of, or an interest in, the Transferor, the Servicer, the Titling Trust, the Titling Trustee, the 1998-C Securitization Trustee or any of their respective affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the 1998-C SUBI and 1998-C SUBI Certificate and certain monies on deposit in the Reserve Fund and in certain other accounts established for the benefit of the Certificateholders, in each case to the extent and as more specifically set forth in the Agreement. By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) waives any claim to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included in the 1998-C SUBI Sub-Trust (except for those evidenced by the 1998-C SUBI Insurance Certificate) and those proceeds or assets derived from or earned by such 1998-C SUBI Assets (except for those evidenced by the 1998-C SUBI Insurance Certificate and the proceeds therefrom). A copy of the Agreement may be examined during normal business hours at the Corporate Trust Office of the 1998-C Securitization Trustee, and at such other places, if any, designated by the 1998-C Securitization Trustee, by any Certificateholder upon request.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Transferor and the 1998-C Securitization Trustee without the consent of any Certificateholders. In certain limited circumstances, the Agreement may only be amended with the consent of the Investor Certificateholders evidencing not less than 51% of the aggregate Voting Interest of all Investor Certificates, voting together as a single class.

     As provided in the Agreement, this Certificate shall be owned by the Transferor and may not be transferred.

     The obligations and responsibilities created by the Agreement and the 1998-C Securitization Trust created thereby shall terminate upon the payment to Investor Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the 1998-C Securitization Trust. The Transferor may at its option purchase the corpus of the 1998-C Securitization Trust at a price specified in the Agreement, and such purchase of the 1998-C SUBI and 1998-C SUBI Certificate and other property of the 1998-C Securitization Trust will effect early retirement of the Certificates; provided, however, such right of purchase is exercisable only on the Monthly Allocation Date on or after the Class A-3 Targeted Maturity Date, if either before or after giving effect to any payment required to be made on such Monthly Allocation Date, the Certificate Balance shall be less than or equal to $74,998,873.25 (ten percent of the Aggregate Net Investment Value as of the Cutoff Date).

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the 1998-C Securitization Trustee, by manual signature, this Transferor Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the 1998-C Securitization Trustee on behalf of the 1998-C Securitization Trust and not in its individual capacity has caused this Transferor Certificate to be duly executed.

Dated: December 3, 1998

                                       TOYOTA AUTO LEASE TRUST 1998-C
                                       By:  U.S. BANK NATIONAL ASSOCIATION,
                                            as 1998-C Securitization Trustee


                                       -----------------------------------------
                                       Authorized Officer


                           Certificate of Authentication

               This is the Transferor Certificate referred to in the within-mentioned Agreement.

                                       By:  U.S. BANK NATIONAL ASSOCIATION,
                                            as 1998-C Securitization Trustee

                                       -----------------------------------------
                                       Authorized Officer

                                   EXHIBIT D
                  FORM OF RULE 144A TRANSFEREE CERTIFICATE



Toyota Motor Credit Corporation             U.S. Bank National Association
Toyota Leasing, Inc. c/o                    One Illinois Center
Toyota Motor Credit Corporation             111 E. Wacker Drive, Suite 3000
19001 South Western Avenue                  Chicago, Illinois 60601
Torrance, California 90509



Re:    Toyota Auto Lease Trust 1998-C;
       Adjustable Rate Auto Lease Asset Backed Certificates, Class B


Ladies and Gentlemen:


     (the "Purchaser") is today purchasing in a private resale from
(the "Seller") $     aggregate principal amount of Adjustable Rate Auto Lease
Asset Backed Certificates, Class B (the "Certificates"), issued pursuant to the securitization trust agreement, dated as of December 1, 1998 (the "Agreement"), between Toyota Leasing, Inc. ("TLI") and U.S. Bank National Association ("U.S. Bank"), as trustee (the "Trustee"). The Certificates are securities issued by and evidencing interests in Toyota Auto Lease Trust 1998-C (the "Trust").

     In connection with the purchase of the Certificates, the Purchaser hereby represents and warrants to each of you as follows:

          1. The Purchaser is not an employee benefit plan, trust or account subject to Title I of the Employee Retirement Income Security Act of
     1974, as amended ("ERISA"), or subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan defined in section 3(32) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code ("Similar Law") (each, a "Benefit Plan") and is not an entity, including an insurance company separate account or an insurance company general account if the assets in any such account constitute "plan assets" for purposes of regulation section 2510.3-101 of ERISA, whose underlying assets include Benefit Plan assets by reason of a Benefit Plan's investment in the entity.

          2. If the Purchaser (and if the Purchaser is acquiring the Certificates for an account, such account) is a partnership, grantor trust or S corporation for federal income tax purposes (a "flow-through entity"), any Certificates owned by such flow-through entity will represent less than 50% of the value of all the assets owned by such flow-through entity and no special allocation of income, gain, loss, deduction or credit from such Certificates will be made among the beneficial owners of such flow-through entity.

     Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Annex of Definitions and Annex of Supplemental Definitions incorporated in the Agreement.

     The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

     Executed at         , this day of            , 199 .


                                       ---------------------------------------
                                       Purchaser's Name (Print)

                                       By:
                                           -----------------------------------
                                           Signature

                                       Its
                                           -----------------------------------

                                           -----------------------------------
                                           Address of Purchaser

                                           -----------------------------------
                                           Purchaser's Taxpayer
                                           Identification Number

                                   EXHIBIT E
                  FORM OF NON-RULE 144A REPRESENTATION LETTER

Toyota Motor Credit Corporation
Toyota Leasing, Inc.
c/o Toyota Motor Credit Corporation
19001 South Western Avenue
Torrance, California 90509

U.S. Bank National Association
One Illinois Center
111 East Wacker Drive, Suite 3000
Chicago, Illinois 60601

Merrill Lynch, Pierce, Fenner & Smith Incorporated
250 Vesey Street
World Financial Center
North Tower--10th Floor
New York, NY 10281-1310

or

Credit Suisse First Boston Corporation
Eleven Madison Avenue, 5th Floor
New York, NY 10010-3629

Re: Toyota Auto Lease Trust 1998-C
    Adjustable Rate Auto Lease Asset Backed Certificates, Class B

Ladies and Gentlemen:

     The undersigned purchaser (the "Purchaser") understands that the purchase of the above-referenced certificates (the "Certificates") may be made by institutions which are "Accredited Investors" under Rule 501(a)(1),
(2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act"). The undersigned represents on behalf of the Purchaser that the Purchaser is an "Accredited Investor" within the meaning of such definition. The Purchaser is urged to review carefully the responses, representations and warranties it is making herein.

REPRESENTATIONS AND WARRANTIES

     The Purchaser makes the following representations and warranties in order to permit U.S. Bank National Association, as trustee (the "Trustee") of the Toyota Auto Lease Trust 1998-C (the "Trust"), Toyota Leasing, Inc. (the "Transferor") and Credit Suisse First Boston Corporation or Merrill Lynch, Pierce, Fenner & Smith Incorporated to determine its suitability as a purchaser of Certificates and to determine that the private transfer exemption from registration relied upon by the Transferor under the Securities Act is available to it.

     1. The Purchaser understands that the Certificates have not been, and throughout their term will not be, registered or qualified under the Securities Act or the securities laws of any state and may be resold (which resale is not currently contemplated) only if registered pursuant to the provisions of the Securities Act or if an exemption from registration under the Securities Act and other applicable state securities laws is available, that neither the Transferor nor the Trustee is required to register the Certificates under the

Securities Act or any applicable state securities laws and that any transfer must comply with Section 4.03 of the Securitization Trust Agreement dated as of December 1, 1998 (the "Agreement"), between the Transferor and the Trustee.

     2. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Certificates.

     3. The Purchaser is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and a sophisticated institutional investor and has knowledge and experience in financial and business matters (and, in particular, in such matters related to securities similar to the Certificates) and is capable of evaluating the merits and risk of its investment in the Certificates and is able to bear the economic risks of such investment. The Purchaser has been given such information concerning the Certificates, Toyota Motor Credit Corporation and the Transferor as it has requested.

     4. The Purchaser is acquiring the Certificates as principal for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

     5. Neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate or any other similar security of the Transferor to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security of the Transferor with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Certificates under the Securities Act or which would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities law, require registration or qualification pursuant thereto, or require registration of the Trust under the Investment Company Act of 1940, as amended, nor will it act, nor has it authorized or will it authorize any person to act in such manner with respect to the Certificates.

     6. The Purchaser has reviewed the Private Placement Memorandum with respect to the Certificates dated December 2, 1998, including the Prospectus attached thereto as Exhibit A (the "Private Placement Memorandum") and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the transaction contemplated by the Private Placement Memorandum and to obtain additional information necessary to verify the accuracy and completeness of any information furnished to the Purchaser or to which the Purchaser had access.

     7. The Purchaser is not an employee benefit plan, trust or account subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan defined in section 3(32) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code ("Similar Law") (each, a "Benefit Plan") and is not an entity, including an insurance company separate account or an insurance company general account if the assets in any such accounts constitute "plan assets" for purposes of regulation section 2510.3-101 of ERISA, whose underlying assets include Benefit Plan assets by reason of a Benefit Plan's investment in the entity.

     8. The Purchaser understands that the Certificates will bear a legend substantially as set forth in the form of Certificate included as an Exhibit to the Agreement.

     9. The Purchaser understands that there is no market, nor is there any assurance that a market will develop, for the Certificates and that the Transferor does not have any obligation to make or facilitate any such market (or to otherwise repurchase the Certificates from the Purchaser) under any circumstances.

     10. The Purchaser has consulted with its own legal counsel, independent accountants and financial advisors to the extent it deems necessary regarding the tax consequences to it of ownership of the

Certificates, is aware that its taxable income with respect to the Certificates in any accounting period may not correspond to the cash flow (if any) from the Certificates for such period, and is not purchasing the Certificates in reliance on any representations of the Transferor or its counsel with respect to tax matters.

     11. The Purchaser represents, on behalf of itself that if the Purchaser is a partnership, grantor trust or S corporation for federal income tax purposes (a "Flow-Through Entity"), any Class B Certificates owned by or on behalf of such Flow-Through Entity will represent less than 50% of the value of all the assets owned by such Flow-Through Entity and no special allocation of income, gain, loss, deduction or credit from such Class B Certificates will be made among the beneficial owners of such Flow-Through Entity.

     12. The Purchaser agrees that it will obtain from any subsequent purchaser of the Certificates substantially the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 11 and in this paragraph 12.

     Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement or the Private Placement Memorandum, as the case may be.

     The representations and warranties continued herein shall be binding upon the successors of the undersigned.

     Executed at             , this     day of              , 199 .



                                       -----------------------------------------
                                       Purchaser's Name (Print)

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       -----------------------------------------
                                       Address of Purchaser


                                       -----------------------------------------
                                       Purchaser's Taxpayer
                                       Identification Number